UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑   Preliminary proxy statement
☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to § 240.14a-12

INVESCO PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(2)	Form, Schedule or Registration Statement No.:

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PRELIMINARY COPIES
THIS DOCUMENT IS IMPORTANT AND REQUIRES
YOUR IMMEDIATE ATTENTION
Proposed Scheme of Arrangement
to establish
INVESCO PLC
as a subsidiary of
Invesco Ltd.
Circular to INVESCO PLC Shareholders, the INVESCO PLC SV
Shareholder, INVESCO PLC Exchangeable Shareholders, INVESCO PLC
ADS holders and participants in the INVESCO PLC Share Plans

PRELIMINARY COPIES
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action you should take, you are recommended to seek your own financial advice immediately about the Proposal from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser who is authorised under the Financial Services and Markets Act 2000. Capitalised terms used throughout this document have the meanings set forth in Part VIII of this document.
If you are an INVESCO PLC Shareholder and/or an INVESCO PLC ADS holder and have sold or otherwise transferred all of your INVESCO PLC Shares and/or INVESCO PLC ADSs, please send this document and the accompanying documents at once to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee. If you have sold or otherwise transferred some of your INVESCO PLC Shares and/or INVESCO PLC ADSs, you should immediately consult the stockbroker, bank or other agent through whom the sale or transfer was effected.
The Invesco Ltd. Shares are intended to be quoted on the NYSE. The application is expected to become effective and trading in the Invesco Ltd. Shares on the NYSE is expected to commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on the Effective Date which, subject to the approval of the Court, is expected to be 4 December 2007.
Dealings in INVESCO PLC Shares on the London Stock Exchange’s main market for listed securities, will be suspended with effect from start of trading on the Effective Date, currently expected to be 4 December 2007. The existing listing of INVESCO PLC Shares on the Official List and their admission to trading on the London Stock Exchange’s main market for listed securities, and the quotation of INVESCO PLC ADSs on NYSE will be cancelled immediately prior to the commencement of dealings of Invesco Ltd. Shares on the NYSE.
Following implementation of the Proposal, the Takeover Code will not apply to acquisitions of shares in, or offers for shares of, Invesco Ltd.
INVESCO PLC
Proposed scheme of arrangement
(under Section 425 of the Companies Act 1985)
to establish
INVESCO PLC
as a
subsidiary of
Invesco Ltd.
The distribution of this document and any of the accompanying documents in jurisdictions other than the United Kingdom or the United States may be restricted by law and therefore persons in to whose possession this document or any of the accompanying documents comes should inform themselves about and observe such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of such jurisdiction.
Notices of the Court Meeting and the Extraordinary General Meeting, each of which will be held on 14 November 2007, are set out on pages 76 to 82 of this document.
Your attention is drawn to the letter from the Chairman of INVESCO PLC on pages 15 to 17 of this document, recommending that INVESCO PLC Shareholders, holders of INVESCO PLC ADS and the INVESCO PLC SV Shareholder vote in favour of the scheme of arrangement (under section 425 of the Companies Act 1985) which is being proposed to enable INVESCO PLC Shareholders to exchange their INVESCO PLC Shares for ordinary shares in Invesco Ltd. which has its registered office in Hamilton, Bermuda and which will be the new holding company of INVESCO.
INVESCO PLC Shareholders are asked to complete and return the relevant enclosed forms of proxy in accordance with the instructions printed thereon as soon as possible, but in any event so as to be received by the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not later than 48 hours before the relevant meeting. If the form of proxy for the Court Meeting is not lodged by then, it may be handed to the Chairman of the Court Meeting before the start of the Court Meeting.
INVESCO PLC ADS holders are asked to sign and return the ADS Voting Instruction Card in accordance with the instructions printed thereon as soon as possible, but in any event so as to be received by the Depository, at the address indicated on the ADS Voting Instruction Card, not later than 5:00 p.m. on 6 November 2007.
The action to be taken by INVESCO PLC Shareholders is detailed on page 34 of this document. The action to be taken by the INVESCO PLC ADS holders is detailed on page 35 of this document. These materials are being sent to shareholders on or about [•] October 2007.
Apart from the responsibilities and liabilities, if any, which may be imposed on UBS Limited or JPMorgan Cazenove Limited by the Financial Services and Markets Act 2000 or the regulatory regime established thereunder, neither UBS Limited nor JPMorgan Cazenove Limited accepts any responsibility whatsoever for the contents of this document or for any statement made or purported to be made by either of them, or on their behalf, in connection with INVESCO PLC, Invesco Ltd., the INVESCO PLC Shares, the INVESCO PLC ADSs, the Invesco Ltd. Shares or the Proposal. Each of UBS Limited and JPMorgan Cazenove Limited accordingly disclaims all and any liability whether arising in tort, contract or otherwise (save as referred to above) which either of them might otherwise have in respect of this document or any such statement.
This document does not constitute an offer or an invitation to any person to subscribe for or to purchase any securities in Invesco Ltd.
UBS Limited is acting as financial adviser to INVESCO PLC and Invesco Ltd. in connection with the Proposal and for no-one other than INVESCO PLC or Invesco Ltd. and will not be responsible to anyone other than INVESCO PLC or Invesco Ltd. for providing the protections afforded to clients of UBS Limited or for providing advice in relation to the Proposal or the contents of this document.
JPMorgan Cazenove Limited is acting as financial adviser to INVESCO PLC and Invesco Ltd. in connection with the Proposal and for no-one other than INVESCO PLC or Invesco Ltd. and will not be responsible to anyone other than INVESCO PLC or Invesco Ltd. for providing the protections afforded to clients of JPMorgan Cazenove Limited or for providing advice in relation to the Proposal or the contents of this document.

EXPECTED TIMETABLE

ADS Record Date	Close of business in New York on 11 October 2007

Latest time for lodging of ADS Voting Instruction Cards	5:00 p.m. on 6 November 2007

Latest time for lodging forms of proxy for the:

Court Meeting	11:30 a.m. on 12 November 2007(1)

Extraordinary General Meeting	11:45 a.m. on 12 November 2007(3)

Court Meeting	11:30 a.m. on 14 November 2007

Extraordinary General Meeting	11:45 a.m. on 14 November 2007(4)

Court hearing of petition to sanction the Scheme	3 December 2007(4)

Scheme Record Time	6:00 p.m. on 3 December 2007

Suspension of dealings in INVESCO PLC Shares	8:00 a.m. on 4 December 2007

Effective Date of the Scheme	4 December 2007(5)

Cancellation of listing of INVESCO PLC Shares	8:00 a.m. on 4 December 2007

Effective time for the Share Capital Consolidation	10:00 a.m. on 4 December 2007

Cancellation of listing of INVESCO PLC ADSs and commencement of trading on the NYSE in Invesco Ltd. Shares	9:30 a.m. (New York time) and 2:30 p.m. (London time) on 4 December 2007

Notes:

(1)	It is requested that forms of proxy for the Court Meeting be lodged at least 48 hours prior to the appointed time for the Court Meeting, although forms of proxy not so lodged may be handed to the chairman of the Court Meeting before the start of the Court Meeting.

(2)	References to time in this document are to London time, unless otherwise stated.

(3)	Forms of proxy for the Extraordinary General Meeting must be lodged at least 48 hours prior to the Extraordinary General Meeting. Proxies for the Extraordinary General Meeting not submitted by this time will be invalid.

(4)	Or as soon thereafter as the Court Meeting shall have concluded or been adjourned.

(5)	These dates are indicative only and will depend, inter alia, on the date upon which the Court sanctions the Scheme.

ENCLOSURES
All INVESCO PLC Shareholders will find enclosed with this document:
•	a BLUE form of proxy for use at the Court Meeting; and

•	a WHITE form of proxy for use at the Extraordinary General Meeting;
The INVESCO PLC SV Shareholder will find enclosed with this document:
•	a PINK form of proxy for use at the Extraordinary General Meeting.
All INVESCO PLC ADS holders will find enclosed with this document:
•	an ADS Voting Instruction Card; and

•	a postage paid return envelope.
HELPLINES
Capita Registrars are providing a telephone helpline to answer questions which INVESCO PLC Shareholders may have prior to deciding what action to take. The number for callers dialling from within the UK is 08000 304 452 and for callers dialling from outside the UK the number is +44 208 639 3314.
The Bank of New York is providing a telephone helpline to answer questions which INVESCO PLC ADS holders may have prior to deciding what action to take. The number for callers dialling from within the US is 877 277 9899 and for callers dialling from outside the US the number is +1 201 680 6686.
Helpline operators cannot provide financial or legal advice and will only be able to answer questions on the effect of the Proposal.
Helplines are open Monday to Friday during normal business hours.
LEGAL NOTICES
Nothing contained in this document shall constitute an offer to sell or issue, or a solicitation of any offer to purchase or subscribe, for any shares in INVESCO PLC or Invesco Ltd., nor shall it form the basis of or be relied upon in connection with, any contract for such purchase or subscription.
The Invesco Ltd. Shares to be issued pursuant to the Scheme will not be registered under the Securities Act, and will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3 (a) (10) thereof.
FORWARD-LOOKING STATEMENTS
This document may include statements that constitute “forward-looking statements” within the meaning of United States securities laws. These statements are based on the beliefs and assumptions of Invesco’s management and on information available to Invesco’s management at the time such statements were made. Forward-looking statements include information concerning possible or assumed future results of our operations, earnings, liquidity, cash flow and capital expenditures, industry or market conditions, assets under management, acquisition activities and the effect of completed acquisitions, debt levels and our ability to obtain additional financing or make payments on our debt, regulatory developments, demand for and pricing of our products and other aspects of our business or general economic conditions. In addition, when used in this document, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” and any other statement that necessarily depends on future events, are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from Invesco’s expectations. Invesco cautions investors not to rely unduly on any forward-looking statements.
The following important factors, and other factors described in Invesco’s Annual Report on Form 20-F, among others, could cause Invesco’s results to differ materially from any results that Invesco may describe in any such forward-looking statements: (1) variations in demand for Invesco’s investment products or services, including termination or non-renewal of Invesco’s investment advisory agreements; (2) significant changes in net cash flows into or out of the accounts Invesco manages or declines in market value of the assets in, or redemptions or other withdrawals from, those accounts; (3) significant fluctuations in the performance of debt and equity markets worldwide; (4) the effect of political or social instability in the countries in which Invesco invests or does business; (5) the effect of terrorist attacks in the countries in which Invesco invests or does business and the escalation of hostilities that could result therefrom; (6) enactment of adverse state, federal or foreign legislation or changes in government policy or regulation (including accounting standards) affecting Invesco’s operations or the way in which Invesco’s profits are taxed; (7) war and other hostilities in or involving countries in which Invesco invests or does business; (8) adverse results in litigation, including private civil litigation related to market timing, mutual fund fees and mutual fund sales practices, and any similar potential regulatory or other proceedings; (9) exchange rate fluctuations, especially as against the U.S. dollar; (10) the effect of economic conditions and interest rates in the U.S., U.K. or globally; (11) Invesco’s ability to compete in the investment management business; (12) the effect of consolidation in the investment management business; (13) limitations or restrictions on access to distribution channels for our products; (14) Invesco’s ability to attract and retain key personnel, including investment management professionals; (15) the investment performance of Invesco’s investment products and Invesco’s ability to retain Invesco’s accounts; (16) Invesco’s ability to acquire and integrate other companies into Invesco’s operations successfully and the extent to which we can realise anticipated cost savings and synergies from such acquisitions; (17) changes in regulatory capital requirements; (18) Invesco’s substantial debt and the limitations imposed by our credit facility; (19) the effect of failures or delays in support systems or customer service functions, and other interruptions of our operations; (20) the occurrence of breaches and errors in the conduct of Invesco’s business; and (21) the execution risk inherent in Invesco’s current company-wide transformational initiatives. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL
The following is designed to assist your understanding of the Proposal. However, it should not be solely relied upon for a full and proper understanding of the Proposal and you are advised to read the whole of this document.

Holders of INVESCO Inc. Exchangeable Shares please refer to question no. 5.

Holders of INVESCO PLC ADSs should also read paragraph 9 of Part II of this document, which contains more particular information about the Proposal as it affects holders of INVESCO PLC ADSs.

1	What is the Proposal?

Invesco Ltd. is a new corporation incorporated in Bermuda under the Bermuda Companies Act. INVESCO PLC is proposing to reorganise itself pursuant to a Court approved scheme of arrangement under the laws of England and Wales so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd. and the former INVESCO PLC Shareholders and INVESCO PLC ADS holders become shareholders of Invesco Ltd.

Invesco is applying to list the Invesco Ltd. common shares to be issued under the Scheme on the NYSE. The application is expected to become effective and trading in Invesco Ltd. Shares is expected to commence shortly after the scheme of arrangement becomes effective. Simultaneously, the INVESCO PLC Shares will be delisted from the London Stock Exchange and the INVESCO PLC ADS programme will be terminated, with the Invesco Ltd. Shares underlying the INVESCO PLC ADSs being distributed to the holders of the INVESCO PLC ADSs upon surrender of the INVESCO PLC ADS to the Depositary.

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split on a 2 for 1 basis in respect of the Invesco Ltd. Shares issued under the Scheme. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a value comparable to the trading value of the INVESCO PLC ADSs. The effect of the reverse stock split (described in this document as the Share Capital Consolidation) is that INVESCO PLC Shareholders will ultimately receive one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme become effective.

For the purposes of this document, references to the “Proposal” should be read as including all of the above-mentioned actions.

Finally, INVESCO PLC Shareholders are being asked to pass the resolutions necessary to enable a proposed intragroup reorganisation to take place after the scheme of arrangement becomes effective.

2	What will be the effect of the Proposal on Invesco PLC Shares?

If fully implemented, the Proposal will result in all the INVESCO PLC Shares being replaced by Invesco Ltd. Shares, on the following basis:
One Invesco Ltd. Share for every two INVESCO PLC Shares currently held.
You will not have to pay anything for the Invesco Ltd. Shares.

3	What are INVESCO PLC ADSs?

INVESCO PLC Shares are listed on the NYSE in the form of INVESCO PLC ADSs. Each INVESCO PLC ADS represents the right to receive two INVESCO PLC Shares.

4	What will be the effect of the Proposal on Invesco PLC ADSs?

If fully implemented, the Proposal will result in all INVESCO PLC ADSs being replaced by Invesco Ltd. Shares on the following basis:

One Invesco Ltd. Share for each INVESCO PLC ADS currently held.
You will not have to pay anything for the Invesco Ltd. Shares.

The ADS programme for INVESCO PLC ADSs will be terminated after the Proposal has been implemented.

5	What are INVESCO Inc. Exchangeable Shares and the INVESCO PLC SV Share?

INVESCO Inc. Exchangeable Shares are shares in INVESCO Inc., a corporation incorporated in Canada and an indirect subsidiary of INVESCO PLC. INVESCO Inc. Exchangeable Shares are generally exchangeable for INVESCO PLC Shares on a one-for-one basis at any time at the request of the relevant INVESCO Inc. Exchangeable Shareholder.

The INVESCO PLC SV Share is a share in INVESCO PLC which was issued in connection with the INVESCO Inc. Exchangeable Shares. It carries voting rights in INVESCO PLC and its holder exercises those voting rights in accordance with the instructions of the INVESCO Inc. Exchangeable Shareholders.

As part of the Proposal, the INVESCO PLC SV Share will be cancelled and replaced with a special voting share in Invesco Ltd., giving holders of INVESCO Inc. Exchangeable Shares the same voting rights in relation to Invesco Ltd. as they currently enjoy in relation to INVESCO PLC. Such cancellation requires approval at the Extraordinary General Meeting and subsequent confirmation by the Court.

Holders of INVESCO Inc. Exchangeable Shares will receive a separate circular which sets out the related amendments to the rights attaching to the INVESCO Inc. Exchangeable Shares and the related agreements as a result of the Proposal. Separate guidance will also be sent to holders of INVESCO Inc. Exchangeable Shares that includes details on how to instruct the INVESCO PLC SV Shareholder to vote at the Extraordinary General Meeting.

If you hold INVESCO PLC Shares and/or INVESCO PLC ADSs only, you do not need to concern yourself with the description of the particular mechanics of the Proposal as it applies to the INVESCO PLC SV Share or the INVESCO Inc. Exchangeable Shares.

6	What is the Share Capital Consolidation?

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split on a 2 for 1 basis in respect of the Invesco Ltd. Shares issued under the Scheme. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a value comparable to the trading value of the INVESCO PLC ADSs. The reverse stock split (described in this document as the Share Capital Consolidation) will be effected by Invesco Ltd. Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held before the scheme of arrangement becomes effective.

Subject to fractional interests, discussed in the next question, INVESCO PLC Shareholders and holders of INVESCO PLC ADSs will own the same relative proportion of Invesco Ltd. following the Share Capital Consolidation as they did of INVESCO PLC immediately prior to the Scheme becomes effective.

7	Will I receive fractional interests in Invesco Ltd. Shares in connection with the Share Capital Consolidation?

You will not receive a fractional interest in Invesco Ltd. Shares in connection with the Share Capital Consolidation. Since the Share Capital Consolidation is proposed to take place on a 2 for 1 basis, the fractional interest, if any, which an Invesco Ltd. Shareholder would be entitled to will be equivalent to one half of an Invesco Ltd. Share. To the extent that an Invesco Ltd. Shareholder is entitled to a fractional interest in Invesco Ltd. Shares such fractional interest will be aggregated with other fractional interests and sold in the market and the cash despatched to you.

8	Why are you doing this?

As a result of INVESCO PLC losing its foreign private issuer status in the United States in July 2007, INVESCO PLC immediately became subject to the full requirements of two primary securities regulators, the SEC in the United States and the FSA in the United Kingdom and to two differing accounting standards, US GAAP and IFRS. Without any action, the differing regulatory and accounting standards may produce conflicts which may impede full compliance with either primary regulator and create potential confusion for the shareholders. The Board of Directors of INVESCO PLC believes having a US primary listed entity is the most practical way to return to supervision by a single primary regulator and minimise possible disruption associated with dual regulatory and accounting standards.

A US primary listing on the NYSE will better align Invesco Ltd. with the current shareholder base since US shareholders now constitute a majority of shareholders. Invesco Ltd. is expected to benefit from being situated amongst a more appropriate public company peer group which will provide improved visibility and direct comparability with this peer group of large, global asset managers. Consistent with Invesco’s Anglo-American heritage and culture, Invesco Ltd. intends to continue to encourage UK share ownership and investment with a secondary listing on the London Stock Exchange, which it intends to establish early in 2008.

A change of domicile of INVESCO PLC to the United States would have caused adverse tax consequences. Bermuda is a well established jurisdiction for companies traded on US stock exchanges and will minimise the impact on shareholders by allowing Invesco to maintain legal, regulatory, capital and financial positions consistent with those of INVESCO PLC today.

9	Why is Court approval needed?

The Scheme, if approved, is binding on all INVESCO PLC Shareholders when it becomes effective, thereby providing certainty and equality of treatment of INVESCO PLC Shareholders. However, the implementation of the Scheme must satisfy certain legal requirements for the protection of INVESCO PLC Shareholders and creditors and therefore requires the approval of the Court and certain regulatory approvals (including the approval of the FSA).

10	What will actually happen to my INVESCO PLC Shares?

The key steps are as follows:
•	all INVESCO PLC Shares will be cancelled;

•	INVESCO PLC will issue new shares to the new holding company, Invesco Ltd.;

•	Invesco Ltd. will issue to the previous holders of INVESCO PLC Shares one Invesco Ltd. Share for every INVESCO PLC Share held by them before the Scheme becomes effective; and

•	every two Invesco Ltd. Shares issued under the Scheme will be replaced with one Invesco Ltd. Share as a result of the Share Capital Consolidation.
The above actions if fully implemented result in INVESCO PLC Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held previously.

11	When will the Proposal occur?

Holdings of INVESCO PLC Shares recorded in the share register at 6:00 p.m. on the Scheme Record Time (which is expected to be 3 December 2007) will determine the entitlements to Invesco Ltd. Shares. Assuming the necessary Court and INVESCO PLC Shareholder approvals are obtained, it is expected that the Invesco Ltd. Shares will be listed on the NYSE on 4 December 2007. The expected timetable of principal events to give effect to the Proposal is set out on page 4 of this document.

12	When and how will I receive my new shares?

(i) Holders of Certificated INVESCO PLC Shares

If you are a Certificated Holder, your entitlement to Invesco Ltd. Shares will be issued directly to you in book entry form under the direct registration system which exists in the United States. Written notification of the relevant holding in book entry form will be sent to the Certificated Holders after the Effective Date.

INVESCO PLC currently operates a share dealing facility for its UK resident INVESCO PLC Shareholders. Details of this share dealing facility can be found at http://www.invesco.com/invest/csds.html. Invesco Ltd. expects to put in place a similar dealing facility operated by the Bank of New York as Invesco Ltd.’s US transfer agent. Details of this facility will be made available at www.invesco.com after the Scheme has become effective.

(ii) Holders of Uncertificated INVESCO PLC Shares

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK and Ireland’s established link with The Depositary Trust and Clearing Company (“DTCC”), the US settlement and clearance system. This link operates via the services of CREST International Nominees, which is a participant in DTCC. Under the CREST International Settlement Links Service, CREST Depository Limited, a subsidiary of Euroclear UK and Ireland’s, issues dematerialised depository interests representing entitlements to non-UK securities such as Invesco Ltd. Shares, called CDIs. CDIs are independent securities constituted under English law, which may be held and transferred through the CREST System.

Accordingly, the Invesco Ltd. Shares to which INVESCO PLC Shareholders will be entitled will be delivered to CREST International Nominees’ account at DTCC, and CREST Depository Limited will then issue Invesco Ltd. CDIs through CREST to the appropriate stock account in CREST of the INVESCO PLC Shareholder concerned. The stock account concerned will be an account under the same participant ID as the relevant INVESCO PLC Shareholder currently has. Following distribution of the Invesco Ltd. CDIs, such holders will be entitled to arrange for the transfer of their Invesco Ltd. CDIs to other CREST holders, or the underlying Invesco Ltd. shares to another participant in DTCC, if they so wish.

As from the Effective Date, INVESCO PLC Shares held within CREST will be cancelled.

The crediting of Invesco Ltd. CDIs through CREST will take place as soon as reasonably practicable after the Effective Date and in any event before the Share Capital consolidation. Statements of entitlement detailing the holding of CDIs will be dispatched no later than 14 days after the Effective Date.

INVESCO PLC Shareholders should note that they will have no rights in respect of Invesco Ltd. Shares or CDIs held through CREST against Euroclear UK and Ireland or its subsidiaries. Normal CREST procedures (including timings) apply in relation to any INVESCO PLC Shares that are, or are to be, converted from uncertificated to certificated form, or from certificated to uncertificated form prior to the Effective Date.

A custody fee, as determined by Euroclear UK and Ireland from time to time, is charged to users for the use of CDIs.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

(iii)	Holders of INVESCO PLC ADSs

In respect of holders of INVESCO PLC ADSs, the Invesco Ltd. Shares will be issued to them in book entry form either (i) under the direct registration system which exists in the United States or (ii) if appropriate account details are provided to the Bank of New York by [•] 2007, to a participant in the Depositary Trust and Clearing Corporation. In either case, the accounts are expected to be credited by [•] 2007.

13	Who is entitled to vote?

Only INVESCO PLC Shareholders registered in the register of members of INVESCO PLC at 6:00 p.m. (UK time) on 12 November 2007 are entitled to attend and vote at the INVESCO PLC Meetings.

The INVESCO SV Shareholder is entitled to vote only at the Extraordinary General Meeting.

INVESCO PLC ADS holders should refer to questions 17, 18 and 25 below and to paragraph 9 of Part II of this document for details of how they can vote or have their votes represented at the INVESCO PLC Meetings.

14	Why are there two shareholder meetings?

The two meetings are for different purposes. The Court Meeting has been convened by order of the Court so that the Court will have the authority to sanction the Scheme if approved by INVESCO PLC Shareholders. The Extraordinary General Meeting is being held for INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder to authorise the implementation of the Proposal.

The meetings are to be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP from 11:30 a.m. on 14 November 2007. The formal notices are set out on pages 76 to 82 of this document. INVESCO PLC Shareholders who are unable to attend the INVESCO PLC Meetings are encouraged to vote by completing and returning the enclosed forms of proxy in accordance with the instructions thereon.

15	How do I vote if my INVESCO PLC Shares are registered in my name?

If you are an INVESCO PLC Shareholder, forms of proxy for your use in connection with the INVESCO PLC Meetings are enclosed with this document. Whether or not you propose to attend the INVESCO PLC Meetings, you should complete and sign the attached forms of proxy in accordance with the instructions on them. Completed forms of proxy should be returned to INVESCO PLC’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU.

INVESCO PLC Shareholders are requested to lodge BLUE forms of proxy, for use at the Court Meeting, at least 48 hours before the time appointed for the Court Meeting. BLUE forms of proxy not lodged by such time may be handed to the chairman of the Court Meeting immediately prior to the start of the meeting.

WHITE forms of proxy, for use at the Extraordinary General Meeting, must be lodged at least 48 hours before the time appointed for the Extraordinary General Meeting. WHITE forms of proxy not lodged by such time will be invalid.

16	If my broker is the registered holder of my INVESCO PLC Shares, will my broker vote my shares for me?

If you are not the registered holder of your INVESCO PLC Shares, the registered holder may be entitled to vote your INVESCO PLC Shares if you provide that holder with instructions on how to vote. You should instruct your broker to vote your INVESCO PLC Shares, following the directions provided to you by your broker.

If your broker has not received instructions from you and does not vote your INVESCO PLC Shares, your shares will not be considered present at the Meetings and will not have an effect on the outcome of the vote.

17	How do I vote if my INVESCO PLC ADSs are registered in my name?

If you are an INVESCO PLC ADS holder, you should use your ADS Voting Instruction Card to direct the manner in which the Depositary should vote your underlying INVESCO PLC Shares at the INVESCO PLC Meetings. Completed ADS Voting Instruction Cards should be returned to The Bank of New York, as

Depositary, at the address indicated on the card as soon as possible and in any event to be received not later than 5:00 p.m. (New York time) on 6 November 2007.

18	If my broker is the record holder of my INVESCO PLC ADSs, will my broker vote the underlying shares for me?

If you hold INVESCO PLC ADSs through a broker in the United States, you must rely on the procedures of the bank, broker or financial institution through which you hold your INVESCO PLC ADSs.

19	Do I need to vote?

Your vote is important. In particular, the Court needs to be satisfied that there is a fair representation of the opinion of INVESCO PLC Shareholders at the Court Meeting.

INVESCO PLC Shareholders are therefore urged to complete, sign and return BOTH forms of proxy as soon as possible. This will not preclude INVESCO PLC Shareholders from attending the INVESCO PLC Meetings in person. The BLUE form of proxy is for the Court Meeting and the WHITE form of proxy is for the Extraordinary General Meeting.

INVESCO PLC ADS holders are also urged to complete, sign and return their ADS Voting Instruction Cards before 5:00 p.m. (New York time) on 6 November 2007.

20	What should I do with my INVESCO PLC Share or INVESCO PLC ADS certificate?

On the Effective Date (which is expected to be 4 December 2007) your INVESCO PLC Share certificate will cease to be valid and should be destroyed. It is expected that written notifications of the holdings of Invesco Ltd. Shares in book entry form will be sent out by 18 December 2007.

In addition, on the Effective Date, the INVESCO PLC ADSs will represent the right to receive the appropriate number of Invesco Ltd. Shares on the basis of one Invesco Ltd. Share for each INVESCO PLC ADS surrendered. After the Effective Date, the ADS programme for INVESCO PLC ADSs will be terminated and the Depositary will send INVESCO PLC ADS holders the relevant number of Invesco Ltd. Shares.

21	What if I am resident outside of the United Kingdom or the United States?

If you are resident outside the United Kingdom or the United States, or a national or citizen of jurisdictions outside the United Kingdom or the United States, you should read paragraph 12 of Part II of this document.

22	Are there any taxation consequences of this Proposal?

UK resident individual shareholders are currently entitled to a non-payable tax credit on dividends that they receive from INVESCO PLC. Such shareholders will not be entitled to a non-payable tax credit on dividends that they receive from Invesco Ltd. until the tax year 2008/2009 (when it is expected that they will be entitled to such a tax credit for the first £5000 of non-UK dividends in each tax year). UK resident corporate shareholders (and shareholders who are taxed in the same manner as a UK corporate taxpayer) are in general currently exempt from tax on dividends that they receive from INVESCO PLC. Such shareholders will be taxed on dividends that they receive from Invesco Ltd. However, INVESCO PLC understands that the UK Government is currently considering the tax treatment of portfolio dividends received by UK companies with a view to achieving parity of treatment between UK and foreign portfolio dividends. Please refer to paragraph 11 of Part II of this document for a more detailed description of the tax consequences for UK and US resident INVESCO PLC Shareholders and INVESCO PLC ADS holders. For all other jurisdictions, you should consult your professional adviser.

23	What if I participate in the INVESCO PLC Share Plans?

You will be written to separately. It is intended that options and awards in respect of INVESCO PLC Shares will continue as rights to acquire Invesco Ltd. Shares on the same terms. There will therefore be no changes to the operation of the INVESCO PLC Share Plans for existing options and awards.

Appropriate adjustments will be made to options and awards to take account of the Share Capital Consolidation. Where necessary, such adjustments will be approved by HM Revenue. Participants holding restricted shares will, as beneficial owners of such shares, take part in the Scheme and the Share Capital Consolidation.

24	Will I be paid a dividend by Invesco Ltd. in pounds sterling or US dollars?

Invesco Ltd. intends to adopt a dividend policy in line with the current policy of INVESCO PLC. If dividends are declared, Invesco Ltd. Shareholders will be paid dividends in US dollars. Invesco Ltd. is exploring the feasibility of permitting Invesco Ltd. Shareholders to elect to receive their dividends in pounds sterling. If implemented, details of this facility will be made available to Invesco Ltd. Shareholders in due course.

25	Will I be able to trade my INVESCO PLC Shares or INVESCO PLC ADSs during the time between the date of this document and the Effective Date of the Scheme?

Yes, you will be able to trade your INVESCO PLC Shares or Invesco PLC ADSs during the time between the date of this document and the close of business on the date before the Effective Date. The last date for dealings in the INVESCO PLC Shares and the INVESCO PLC ADSs is therefore expected to be 3 December 2007.

Certificated Holders of INVESCO PLC Shares should note, however, that if they intend to trade their INVESCO PLC Shares between the date of this document and the Effective Date, they must ensure that the relevant trade has completed (i.e., settled) by no later than the Scheme Record Time, which is expected to be 6:00 p.m. on 3 December 2007. If any trades in certificated INVESCO PLC Shares have not settled by this time, the relevant INVESCO PLC Shareholder will be required to make arrangements with his financial adviser and/or broker to ensure that the trade is satisfied by the transfer of Invesco Ltd. Shares.

If certificated holders of INVESCO PLC Shares are in any doubt as to what action they should take, they should seek advice from their financial adviser and/or broker.

As noted above, Invesco is applying to list the Invesco Ltd. Shares to be issued under the Scheme on the NYSE, and it is expected that you will be able to trade your Invesco Ltd. Shares on the New York Stock Exchange from the Effective Date onwards.

The Effective Date is expected to be on or about 4 December 2007.

26	What if I still have questions?

Please call one of the helplines shown below. The helplines will not provide advice on the merits of the Proposal or give any financial or taxation advice. For financial or taxation advice, you will need to consult an independent financial adviser.
FOR FURTHER INFORMATION
Helplines are available during normal business hours, Monday to Friday:
For INVESCO PLC Shareholders:
For callers dialling from within the UK, the helpline number is 08000 304 452.
For callers dialling outside the UK, the helpline number is +44 208 639 3314.

For INVESCO PLC ADS Holders:
For callers dialling from within the US, the helpline number is 877 277 9899.
For callers dialling from outside the US, the helpline number is +1 201 680 6686.

PART I
LETTER FROM THE CHAIRMAN OF INVESCO PLC

Registered Office

30 Finsbury Square
London
EC2A 1AG	[•] October 2007
Dear INVESCO PLC Shareholders, INVESCO PLC ADS holders, the INVESCO PLC SV Shareholder, INVESCO PLC Exchangeable Shareholders and participants in the INVESCO PLC Share Plans:
Introduction
INVESCO PLC has continued to pursue its strategy of being a leading global independent retail and institutional asset manager by creating a business with a broad spectrum of products and a strong international presence in key markets. As a result of the successful execution of our strategy, the operations and client base of INVESCO PLC have undergone significant change over the past several years. Concurrently, strong demand for INVESCO PLC’s shares has resulted in a significant increase in share ownership in the U.S.
On 18 July 2007, INVESCO PLC announced that it had lost its foreign private issuer status in the United States chiefly as a result of U.S. share ownership exceeding fifty percent of our issued share capital. As a result of this we immediately became subject to the full requirements of two primary securities regulators the SEC in the United States and the FSA in the United Kingdom, and to two different accounting standards, U.S. GAAP and IFRS. Different regulatory and accounting standards of these regulators place the company in an untenable position that may produce supervisory conflicts that may impede full compliance with the requirements of either primary regulatory scheme and create confusion for the shareholders.
The Proposal
INVESCO PLC announced on 25 September 2007 that in response to these events, the Board of Directors of INVESCO PLC unanimously approved a series of inter-related proposals to be put before its shareholders, namely:
•	To move our primary listing from the London Stock Exchange to the New York Stock Exchange;

•	To reorganise pursuant to a court approved Scheme of Arrangement so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new corporation incorporated in Bermuda, and the former holders of INVESCO PLC shares become shareholders of Invesco Ltd.;

•	To cancel the INVESCO PLC SV Share and replace the same with a special voting share in Invesco Ltd., giving holders of INVESCO PLC Exchangeable Shares the same voting and exchange rights in Invesco Ltd. as they currently enjoy in INVESCO PLC;

•	To implement a Share Capital Consolidation, also known as a reverse stock split, immediately after the Scheme of Arrangement becomes effective; and

•	To take certain steps after the Scheme of Arrangement has become effective to allow INVESCO PLC to transfer Invesco's regulated business in the EU to Invesco Ltd.

The actions set forth above are being proposed following due and careful consideration and deliberation. The Board of Directors believes that the proposals are in the best interests of INVESCO PLC and its shareholders for the reasons set forth below:
•	A U.S. primary listing is the most practical way to once again place Invesco under the supervision of a single primary regulatory scheme and minimise possible disruption associated with differing regulatory and accounting standards due to the loss of our U.S. foreign private issuer status.

•	A U.S. primary listing will facilitate greater direct investment opportunity for the rapidly growing U.S. segment of investors. Consistent with Invesco’s Anglo-American heritage and culture, Invesco Ltd. intends to continue to encourage UK share ownership and investment with a secondary listing on the London Stock Exchange, which it intends to establish early in 2008.

•	INVESCO PLC’s size, scale and global focus results in few natural public company peers on the London Stock Exchange. A U.S. listing will improve visibility and direct comparability of Invesco Ltd. with a more appropriate public company peer group of large, global asset managers.

•	We could not change our domicile to the U.S. without causing adverse tax consequences. The proposal to redomicile is designed to minimise the impact on shareholders by allowing Invesco to maintain legal, regulatory capital and financial positions consistent with that of Invesco today. Bermuda is a well-established jurisdiction for companies traded on U.S. stock exchanges.

•	The Share Capital Consolidation should cause the shares of Invesco Ltd. to trade initially on the NYSE at a price comparable to the price at which INVESCO PLC ADSs traded at on the NYSE. While the Share Capital Consolidation will reduce the number of issued shares of Invesco Ltd., shareholders will still own the same proportion of Invesco Ltd. as they did of INVESCO PLC before the Scheme of Arrangement became effective, subject to fractional interests.
Detailed descriptions of each of the proposals set forth above are set forth in more detail in the various parts of this document. You are strongly urged to read this document in its entirety in order to gain a better understanding of the proposals set forth herein and not to rely solely upon the information set forth in this letter.
The Court Meeting and the Extraordinary General Meeting
In order to seek your approval of the matters set forth above and otherwise described in this document, INVESCO PLC will hold two meetings of shareholders – a court meeting and an extraordinary general meeting. The court meeting is being convened so that the appropriate UK court will have the authority to sanction the Scheme of Arrangement if approved by INVESCO PLC shareholders. The extraordinary general meeting is being held to authorise the implementation of the proposals set forth herein. The meetings are to be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP from 11:30 a.m. on 14 November 2007. Formal notices of the meetings are set out on pages 76 to 82 of this document. If you are unable to attend the meetings, you are strongly encouraged to vote by completing and returning the enclosed forms of proxy in accordance with the instructions contained in this document and in the proxy.
Recommendation
The Directors, who have received financial advice from UBS Limited and JPMorgan Cazenove Limited, consider the terms of the Proposal to be fair and reasonable. In providing their advice to the Directors, UBS Limited and JPMorgan Cazenove Limited have relied upon the Directors’ commercial assessment of the Proposal. The Directors consider that the Proposal is in the best interests of INVESCO PLC, INVESCO PLC Shareholders and holders of INVESCO PLC ADSs taken as a whole and unanimously recommend that you support the Scheme, by, if you are an INVESCO

PLC Shareholder voting, or, if you are an INVESCO PLC ADS holder, instructing the Depositary to vote, in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting.
Thank you for your consideration of the matters set forth herein. If you should have questions after reading this document, helplines have been established to address your questions. Information regarding the helplines are set forth in this document.
Sincerely,

Rex D. Adams
Chairman
INVESCO PLC

PART II
EXPLANATORY STATEMENT
(in compliance with Section 426 of the Companies Act 1985)

UBS Limited	JPMorgan Cazenove Limited
(Registered in England No. 02035362)	(Registered in England No. 4153386)

Registered Office:	Registered Office:
1 Finsbury Avenue, London EC2M 2PP	20 Moorgate London EC2R 6DA
[•] October 2007
Dear INVESCO PLC Shareholders, INVESCO PLC ADS holders, the INVESCO PLC SV Shareholder, INVESCO PLC Exchangeable Shareholders and participants in the INVESCO PLC Share Plans

1	Introduction

On 25 September 2007, the board of directors of INVESCO PLC announced that it had approved a series of inter-related proposals to be put before INVESCO PLC Shareholders. Chief among the proposals is (i) to change the primary listing from the London Stock Exchange to the New York Stock Exchange; (ii) to reorganise pursuant to a court approved scheme of arrangement so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd., a new corporation incorporated in Bermuda; (iii) to implement a Share Capital Consolidation, also known as a reverse stock split, immediately after the Scheme becomes effective; (iv) to cancel the INVESCO PLC SV Share and replace the same with a special voting share in Invesco Ltd., giving holders of INVESCO Inc. Exchangeable Shares the same rights and privileges in relation to Invesco Ltd. as they currently enjoy in relation to INVESCO PLC; and (v) to implement an intragroup reorganisation after the Scheme becomes effective.

Your attention is drawn to the letter from the Chairman of INVESCO PLC set out in Part I of this document, which forms part of this Explanatory Statement. The letter contains, among other matters, information on the reasons for the Proposal and the unanimous recommendation by the board of directors of INVESCO PLC to INVESCO PLC Shareholders and INVESCO PLC ADS holders to vote in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting.

The INVESCO PLC Directors intend to vote in favour of the resolutions to be proposed at the Court Meeting and the Extraordinary General Meeting in respect of their own beneficial holdings, which amount in aggregate to [•] INVESCO PLC Shares. This represents, as at [•] October 2007 (the last practicable day before publication of this document), approximately [•] percent of the votes capable of being cast at the Court Meeting and [•] percent of the votes capable of being cast at the Extraordinary General Meeting.

The INVESCO PLC Directors have retained UBS Limited and JPMorgan Cazenove Limited as financial advisers in connection with the Scheme. We have been authorised by the INVESCO PLC Directors to write to you to explain the Scheme and other components of the Proposal and to provide you with other relevant information.

The Scheme is set out in full in Part V of this document. Your attention is also drawn to the information regarding INVESCO PLC and Invesco Ltd. contained in Parts III and VII of this document.

You are strongly urged to read this document in its entirety in order to gain a better understanding of the proposals set forth herein and not to rely solely upon the information set forth in this letter.
2	Summary of the terms of the Proposal
2.1	The Scheme

Under the Scheme, INVESCO PLC is proposing to reorganize itself pursuant to a Court approved scheme of arrangement under Section 425 of the Companies Act so that INVESCO PLC becomes a wholly and directly owned subsidiary of Invesco Ltd. and the INVESCO PLC Shareholders and INVESCO PLC ADS holders become shareholders of Invesco Ltd. immediately following the Scheme becoming effective, INVESCO PLC Shareholders and the INVESCO PLC ADS holders will hold 100 percent of the Invesco Ltd. Shares in issue and the directors of Invesco Ltd. will be identical to the current directors of INVESCO PLC. The Scheme will be implemented by cancelling the issued share capital of INVESCO PLC, capitalising the reserve created by the cancellation and issuing new fully paid shares in INVESCO PLC to Invesco Ltd. In return for Invesco Ltd.’s receipt of INVESCO PLC Shares, the former INVESCO PLC Shareholders will receive one Invesco Ltd. Share for each INVESCO PLC Share and the former INVESCO PLC ADS holders will receive two Invesco Ltd Shares for each INVESCO PLC ADS previously held by them at the Scheme Record Time (which is currently expected to be 6:00 p.m. on 3 December 2007) and otherwise on the terms and conditions set out in this document. However, the combined effect of the Scheme along with the Share Capital Consolidation will result in the former INVESCO PLC Shareholders receiving one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme becomes effective and the Share Capital Consolidation is implemented and the former INVESCO PLC ADS holders receiving one Invesco Ltd. Share for each INVESCO PLC ADS held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Your attention is drawn to paragraph 3 of this Part II where the Scheme is explained in greater detail.

2.2	Change in Listing

When the Scheme becomes effective, the Invesco Ltd. Shares are intended to be listed on the New York Stock Exchange. Simultaneously, the INVESCO PLC Shares will be delisted from the London Stock Exchange and the INVESCO PLC ADS programme will be cancelled.

2.3	Share Capital Consolidation

As part of the Proposal, Invesco Ltd. intends to implement a reverse stock split, on a two for one basis, in respect of the Invesco Ltd. Shares issued under the Scheme. The Share Capital Consolidation will be implemented immediately after the Scheme. As stated above, the combined effect of the Scheme and the Share Capital Consolidation is that INVESCO PLC Shareholders will receive one Invesco Ltd. Share for every two INVESCO PLC Shares held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Similarly, INVESCO PLC ADS holders will receive one Invesco Ltd. Share for each INVESCO PLC ADS held before the Scheme becomes effective and the Share Capital Consolidation is implemented. Your attention is drawn to paragraph 5 of this Part II where the Share Capital Consolidation is explained in greater detail.

2.4	Group Reorganisation

Immediately after the Scheme becomes effective, it is intended that there will be an intragroup reorganisation under which INVESCO UK Limited, as the holding company for certain companies in the group carrying on regulated business in the EU will be distributed by INVESCO PLC to Invesco Ltd. In order to create the necessary distributable reserves to enable this distribution to be made, it is intended that part of INVESCO PLC’s reserves should be capitalised through an issue of shares to Invesco Ltd. and that those shares will then be cancelled. All of this will happen after the Scheme becomes effective and so will not affect INVESCO PLC Shareholders. However, in order to make sure that this reorganisation can take place as soon as practicable, the necessary resolutions to facilitate the distribution will be put to the EGM.

INVESCO PLC ADS holders should read paragraph 9 of this Part II, which contains important information to INVESCO PLC ADS holders regarding the Proposal which is relevant to them.

The INVESCO PLC SV Shareholder should read paragraph 10 of this Part II, which contains important information regarding the Proposal which is relevant to the INVESCO PLC SV Shareholder.

Participants in the INVESCO PLC Share Plans should read paragraph 13 of this Part II, which contains further important information which is relevant to them.

3	Structure of the Scheme
3.1	The Scheme

The Proposal is to be effected by way of a scheme of arrangement of INVESCO PLC under section 425 of the Companies Act, the provisions of which are set out in full in Part V of this document.

On the Scheme becoming effective, the entire issued ordinary share capital of INVESCO PLC as at the Effective Date will be cancelled and new shares will be issued by INVESCO PLC to Invesco Ltd. by capitalisation of the reserves arising from such cancellation, so that INVESCO PLC becomes a wholly-owned subsidiary of Invesco Ltd.

INVESCO PLC Shareholders will then receive Invesco Ltd. Shares on the basis set out in paragraph 2.1 above.

To become effective, the Scheme requires the approval of (i) a majority in number of those INVESCO PLC Shareholders present and voting, either in person or by proxy, at the Court Meeting; (ii) INVESCO PLC Shareholders representing 75 percent or more in value of all INVESCO PLC Shares held by such INVESCO PLC Shareholders and voted at that meeting. The Scheme also requires the sanction of the Court and the passing of a special resolution to implement the Scheme at the Extraordinary General Meeting, as well as satisfaction or waiver of the other conditions set out in Part IV of this document.

If the Scheme becomes effective, it will be binding on all INVESCO PLC Shareholders, including any holders who did not vote to approve the Scheme.

On the Effective Date, share certificates in respect of INVESCO PLC Shares will cease to be valid and should be destroyed. In addition, on the Effective Date, entitlements to INVESCO PLC Shares held within the CREST system will be cancelled.

3.2	Conditions

The Scheme is subject to a number of conditions set out in full in Part IV of this document.

The Scheme will require approval by the INVESCO PLC Shareholders at the Court Meeting and the Extraordinary General Meeting. The INVESCO PLC Meetings and the nature of the approvals required to be given at each of them are described in more detail in paragraph 4 below.

The Scheme can only become effective if all conditions to the Scheme, including approvals at the INVESCO PLC Meetings and the sanction of the Court, have been satisfied or, where appropriate, waived. INVESCO PLC Shareholders are entitled to attend the INVESCO PLC Meetings in person or by proxy to support or oppose the Scheme. The Scheme will become effective upon the delivery for registration to the Registrar of Companies at Companies House of a copy of the final Court Order and the registration of such order. Unless the Scheme becomes effective by not later than 30 June, 2008, or such later date as INVESCO PLC and Invesco Ltd. may agree and the Court may allow, the Scheme will lapse and will not proceed.

Invesco Ltd. has agreed to consent to the Scheme and undertakes to be bound by the terms of the Scheme. The Court Hearing is expected to be held on 3 December 2007.

If the Scheme is sanctioned by the Court and the conditions to the Scheme are satisfied or waived, it is expected that the Scheme will become effective on 4 December 2007, and that dealings in the Invesco Ltd. Shares issued pursuant to the Scheme will commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on 4 December 2007.

3.3	Amendment to INVESCO’s Articles of Association

It is proposed, as part of the first resolution to be proposed at the Extraordinary General Meeting, to amend INVESCO PLC’s Articles of Association to ensure that any INVESCO PLC Shares issued after the date of such amendment to the Articles but before the Scheme Record Time are issued subject to the terms of the Scheme. The amended Articles of Association will also provide that any INVESCO PLC Shares issued on or after the Effective Date, for example, upon the exercise of options under the INVESCO PLC Share Plans, will automatically be transferred to Invesco Ltd. in consideration of the issue to such holder by Invesco Ltd. of Invesco Ltd. Shares on the same terms as under the Scheme. This will avoid any person other than Invesco Ltd. or its nominee(s) holding INVESCO PLC Shares after the Scheme becomes effective.

Paragraph 1.2 of the first resolution set out in the notice of Extraordinary General Meeting at the end of this document seeks shareholder approval for such amendments.

3.4	Securities Act considerations

INVESCO PLC has been advised that the Invesco Ltd. Shares may be issued to INVESCO PLC Shareholders under the Scheme without registration under the Securities Act pursuant to an exemption provided by Section 3(a)(10) of the Securities Act. INVESCO PLC will advise the Court that its sanctioning of the Scheme will be relied upon by INVESCO PLC as a court approval of the Scheme for the purpose of qualifying for the exemption from the registration requirements of the Securities Act described above.
4	INVESCO PLC Meetings

The Scheme will require the approval of INVESCO PLC Shareholders at the Court Meeting and the Extraordinary General Meeting. Both such meetings will be held on 14 November 2007.

Notices of the Court Meeting and the Extraordinary General Meeting are set out on pages 76 to 82 of this document. Entitlement to attend and vote at these meetings and the number of votes which may be cast thereat will be determined by reference to the register of members of INVESCO PLC at 6:00 p.m. on 12 November 2007, which is two days before the date of the INVESCO PLC Meetings.
4.1	Court Meeting

The Court Meeting has been convened for 11:30 a.m. on 14 November 2007 in accordance with the direction of the Court to enable the INVESCO PLC Shareholders to consider and, if thought fit, approve the Scheme. In relation to the Court Meeting, voting will be by way of poll and each relevant member present in person or by proxy will be entitled to one vote for every four INVESCO PLC Shares held.

4.2	Extraordinary General Meeting

The Extraordinary General Meeting has been convened for 11:45 a.m. on 14 November 2007 (or as soon thereafter as the Court Meeting shall have concluded or been adjourned) to enable INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder to consider and, if thought fit, pass the following special resolutions (which require a vote in favour of not less than 75 percent of the votes cast):

(a)
(i)	to approve the cancellation of the INVESCO PLC Shares;

(ii)	to approve (A) the increase of INVESCO PLC’s share capital by the number of shares that are cancelled pursuant to the Scheme; (B) the application of the credit arising out of the cancellation of the INVESCO PLC Shares to pay up in full the number of new shares in INVESCO PLC created pursuant to the increase of INVESCO PLC’s share capital described at (A) above; and (C) the issue, pursuant to section 80 of the Companies Act (in relation to the authority of directors to allot shares), of such new shares in INVESCO PLC to Invesco Ltd. (and/or its nominees); and

(iii)	to amend the Articles of Association in the manner described in paragraph 3.3 above;
(b)	to approve the cancellation of the INVESCO PLC SV Share (which will be replaced with a special voting share in Invesco Ltd.), giving holders of INVESCO Inc. Exchangeable Shares the same rights and privileges in relation to Invesco Ltd. as they currently enjoy in relation to INVESCO PLC; and

(c)	subject to the Scheme becoming effective, to approve an increase in capital, a bonus issue of new INVESCO PLC Shares to Invesco Ltd. and the cancellation of such new Shares, all of which are necessary to enable the proposed Invesco group reorganisation referred to in paragraph 2.4 above to take place after implementation of the Scheme.
4.3	Voting at each INVESCO PLC Meeting

The approval required at the Court Meeting is (i) a majority in number of those INVESCO PLC Shareholders present and voting, either in person or by proxy, at the Court Meeting; (ii) 75 percent or more in value of all INVESCO PLC Shares held by such INVESCO PLC Shareholders and voted at that meeting.

All INVESCO PLC Shareholders are entitled to vote at the Court Meeting and the Extraordinary General Meeting. The INVESCO SV Shareholder is entitled to vote at the Extraordinary General Meeting. At the Extraordinary General Meeting, on a show of hands, each INVESCO PLC Shareholder and the INVESCO PLC SV Shareholder will have one vote. On a poll each INVESCO PLC Shareholder will have one vote for every four INVESCO PLC Shares held and the INVESCO PLC SV Shareholder will have one vote for every four INVESCO Inc. Exchangeable Shares that are owned by INVESCO Inc. Exchangeable Shareholders and for which the INVESCO PLC SV Shareholder has voting instructions.

At the Court Meeting, voting will be by way of poll and therefore each INVESCO PLC Shareholder present in person or by proxy will be entitled to one vote for every four INVESCO PLC Shares held.

A BLUE form of proxy for use at the Court Meeting and a WHITE form of proxy for use at the Extraordinary General Meeting are enclosed. Any proxy given may be revoked at any time up to 48 hours before the start of the relevant meeting (or any adjournment thereof) by notifying Capita Registrars in writing of such revocation at the address set out on the proxy form. Alternatively, if the relevant INVESCO PLC Shareholder attends and votes in person at the meeting or any adjournment thereof, the proxy will be disregarded.

Under US state law, dissenters’ right of appraisal is generally a procedure by which shareholders may dissent from certain merger and sale of assets transactions submitted for shareholder vote, demand the payment of the fair value of their shares and have the fair value determined by judicial appraisal. There are no such rights of appraisal or similar rights of dissenters with respect to any of the matters to be acted upon at the Meetings. However, objections to the Scheme may be raised at the Court Hearing as explained in paragraph 3.2 above.
At the Court Meeting INVESCO PLC Shares may be voted either “for” or “against” with respect to the Scheme and INVESCO PLC Shares that are not voted “for” or “against” will not be considered present at such meeting and will therefore not have an effect on the outcome of the vote.
At the Extraordinary General Meeting INVESCO PLC Shares may be voted either “for”, “against” or “vote withheld” with respect to the resolutions that are put to vote. INVESCO PLC Shares that are not voted “for”, “against” or “vote withheld” in respect of such resolutions will not be considered present at such meeting and as a result, such shares will not have an effect on the outcome of the vote. Shares voted “withheld” will not be a vote in law and will not count in the calculation of the proportion of the votes cast for and against the resolutions.
Duly executed forms of proxy will be voted in accordance with the instructions provided therein and to the extent no instructions are given the shares will not be voted at the meeting. At the Extraordinary General Meeting, if no alternative proxy is indicated, the chairman of the meeting will act as the proxy, which, in the absence of any instruction, will be voted in accordance with the recommendations of the board of directors as described in this proxy statement.
5	Share Capital Consolidation

As part of the Proposal, it is intended to implement a reverse stock split on a two for one basis. This is being proposed to help ensure that initially the Invesco Ltd. Shares trade at a price comparable to the trading price of the INVESCO PLC ADSs. The reverse stock split will take place immediately after the Scheme becomes effective and will be conditional upon the listing of the Invesco Ltd. Shares on the NYSE.

The reverse stock split will be implemented by consolidating Invesco Ltd. Shares issued under the Scheme so that Shareholders will receive one Invesco Ltd. Share for every two INVESCO PLC Shares they own (directly or indirectly) at 6:00 p.m. (London time), or 1:00 p.m. (New York City time), as the case may be, on 3 December 2007. This is referred to in this document as the Share Capital Consolidation.

The effect of this consolidation will be to reduce the number of Invesco Ltd. Shares in issue, but INVESCO PLC Shareholders and holders of INVESCO PLC ADSs will own the same proportion of Invesco Ltd. as they did of INVESCO PLC before the Scheme became effective, subject (in the case of INVESCO PLC Shareholders) to fractional entitlements.

A fractional entitlement will arise as a result of the Share Capital Consolidation unless a holding of Invesco Ltd. Shares is divisible by two. For example, an INVESCO PLC Shareholder holding seventy-five Invesco Ltd. Shares immediately after the Scheme becomes effective would, after the Share Capital Consolidation, be entitled to thirty-seven Invesco Ltd. Shares and a one-half fractional entitlement to a new Invesco Ltd. Share. Fractional entitlements will be aggregated, sold in the market and the proceeds will be returned to the former INVESCO PLC Shareholders by cheque to be despatched by 18 December 2007.

As each INVESCO PLC ADS currently represents two INVESCO PLC Shares, the Share Capital Consolidation will not result in any entitlement to fractional interests in Invesco Ltd. Shares for the holders of INVESCO PLC ADSs.

6	The INVESCO PLC Directors and the effect of the Scheme on their interests

Details of the interests of the directors of INVESCO PLC (including any interests under the INVESCO PLC Share Plans) are set out in paragraph 5 of Part VII of this document. INVESCO PLC Shares held by the directors of INVESCO PLC will be subject to the Scheme.

There will be no change to the terms of the service contracts or letters of appointment of the Directors of INVESCO PLC (other than to substitute Invesco Ltd. for INVESCO PLC) in connection with the Scheme or the Proposal.

The effect of the Scheme on the interests of the directors and executive officers of INVESCO PLC does not differ from its effect on the like interests of any other person.
7	The Panel and the Takeover Code
7.1	Introduction

As a public limited company registered in England and with its central place of management and control in the UK, INVESCO PLC is currently subject to the provisions of the Takeover Code. Following the Scheme becoming effective, INVESCO PLC Shareholders will become shareholders in Invesco Ltd., a company whose central place of management and control is not in the UK. As a result, following the Scheme becoming effective, the Takeover Code will not apply to any offer made to shareholders in Invesco Ltd. to acquire their shares.

INVESCO PLC Shareholders should note that, if the Scheme is implemented, they will not receive the protections afforded by the Takeover Code in the event of an offer to acquire their shares in Invesco Ltd.

Brief details of the Panel, the Takeover Code and the protections given by the code are described below.

7.2	The Takeover Code

The Takeover Code is issued and administered by the Panel. The Takeover Code and the Panel operate principally to ensure that shareholders are treated fairly and are not denied an opportunity to decide on the merits of a takeover and that shareholders of the same class are afforded equivalent treatment by an offeror. The Takeover Code also provides an orderly framework within which takeovers are conducted. In addition, it is designed to promote, in conjunction with other regulatory regimes, the integrity of the financial markets.

7.3	The general principles and rules of the Takeover Code

The Takeover Code is based on a number of general principles which are essentially statements of standards of commercial behaviour. These are set out in Part VI and apply to all transactions with which the Takeover Code is concerned. They are expressed in broad terms and the Takeover Code does not define the precise extent of, or the limitations on, their application. They are applied by the Panel in accordance with their spirit to achieve their underlying purpose.

In addition to the general principles, the Takeover Code contains a series of rules, of which some are effectively expansions of the general principles and examples of their application and others are provisions governing specific aspects of takeover procedure. Although most of the rules are expressed in more detailed language than the general principles, they are not framed in technical language and, like the general principles, are to be interpreted to achieve their underlying purpose. Therefore, their spirit must be observed as well as their letter. The Panel may derogate or grant a waiver to a person from the application of a rule in certain circumstances.

7.4	Giving up the protection of the Takeover Code

A summary of key points regarding the application of the Takeover Code to takeovers generally is set out in Part VI. You are encouraged to read this information carefully as it outlines certain important protections which you will be giving up if the Scheme is implemented.

Bye-laws of Invesco Ltd. contain provisions relating to takeovers as described in Part III, “Takeover of Public Companies.”

8	Listings, dealings and settlement
8.1	Listings

The Invesco Ltd. Shares are intended to be listed on the NYSE. The listing of the Invesco Ltd. Shares on the NYSE is expected to become effective on the Effective Date and the dealings in the Invesco Ltd. Shares are expected to commence at 9:30 a.m. (New York time) and 2:30 p.m. (London time) on the Effective Date which, subject to the approval of the Court, is expected to be 4 December 2007.

The listing of INVESCO PLC Shares on the Official List and their admission to trading on the London Stock Exchange’s main market for listed securities and the listing of INVESCO PLC ADSs on the NYSE, will be cancelled immediately prior to the commencement of dealings of the Invesco Ltd. Shares on the NYSE.

The Invesco Ltd. Shares will not be registered under the Securities Act in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof. Invesco Ltd. Shares issued to holders of INVESCO PLC Shares or to a holder of INVESCO PLC ADS who is neither an affiliate, for the purposes of the Securities Act, of INVESCO PLC or Invesco Ltd. prior to the Effective Date, nor an affiliate (as defined under the Securities Act) of Invesco Ltd. after the Effective Date, may be resold without restriction under the Securities Act. Affiliates of INVESCO PLC and Invesco Ltd. will be subject to timing, manner of sale and volume restrictions on the sale of Invesco Ltd. Shares received in connection with the Scheme under Rule 145(d) of the Securities Act. Persons who may be deemed to be affiliates of INVESCO PLC or Invesco Ltd. include individuals who, or entities that, control directly or indirectly, are controlled by or are under common control with INVESCO PLC or Invesco Ltd. and may include certain officers and directors of INVESCO PLC and Invesco Ltd. and principal shareholders (such as a holder of more than 10 percent of the issued share capital of INVESCO PLC or of the outstanding capital stock of Invesco Ltd.). INVESCO PLC Shareholders and holders of INVESCO PLC ADSs who believe they may be affiliates for the purposes of the Securities Act should consult their own legal advisers prior to any sale of Invesco Ltd. Shares received upon implementation of the Scheme.

For the purpose of qualifying for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) therein with respect to the Invesco Ltd. Shares issued pursuant to the Scheme, INVESCO PLC will advise the Court that INVESCO PLC and Invesco Ltd. will rely on the Section 3(a)(10) exemption based on the Court’s sanctioning of the Scheme and will view the Court’s sanctioning of the Scheme as an approval of the Scheme following a hearing on its fairness to INVESCO PLC Shareholders, at which hearing all such Shareholders are entitled to attend in person or by counsel to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all such INVESCO PLC Shareholders.

8.2	Dealings

The last dealing day in INVESCO PLC Shares and INVESCO PLC ADSs is expected to be 3 December 2007 (the day prior to the Effective Date), following which the INVESCO PLC Shares will be suspended from trading on the London Stock Exchange and the INVESCO PLC ADSs will be suspended from trading on the New York Stock Exchange with effect from the start of trading on the Effective Date.

However, holders of certificated INVESCO PLC Shares should note that any dealings in certificated INVESCO PLC Shares must have completed (i.e. settled) by the Scheme Record Time, which is expected to be 6:00 p.m. on 3 December 2007. If any trades in certificated INVESCO PLC Shares have not settled by this time, the relevant INVESCO PLC Shareholder will need to make arrangements with his financial adviser and/or broker to ensure that the trade is satisfied by the transfer of Invesco Ltd. Shares.

If certificated INVESCO PLC Shareholders are in any doubt as to what action they should take, they should seek the advice of their financial adviser and/or broker.

Invesco is applying to list the Invesco Ltd. Shares to be issued under the Scheme on the NYSE. The application is expected to become effective and trading in the Invesco Ltd. Shares is expected to commence on the NYSE at 9:30 a.m. (New York time) / 2:30 p.m. (London time) on the Effective Date, which, subject to approval, is expected to be 4 December 2007.

8.3	Settlement

Subject to the Scheme becoming effective (and except as provided in paragraph 12 of this Part II in relation to certain non-UK/US INVESCO PLC Shareholders), settlement of the Invesco Ltd. Shares to which any INVESCO PLC Shareholder is entitled under the Scheme will be effected in the following manner:

(a) INVESCO PLC Shares in certificated form

To assist certificated holders in facilitating dealings in their Invesco Ltd. Shares, Invesco Ltd. intends to offer a dealing facility under which their entitlement to Invesco Ltd. Shares (after taking account of the Share Capital Consolidation) may be sold, at their request and for their benefit, at any time during the existence of the dealing facility. To effect this dealing facility, the Invesco Ltd. Shares to which all Certificated Holders are entitled will not be issued in certificated form but will instead be issued to the Certificated Holder in book entry form under the direct registration system which exists in the United States. Written notification of the relevant holding in book entry form will be sent to Certificated Holders after the Effective Date. Details of such dealing facility will be sent to Certificated Holders in due course.

In any case, Invesco Ltd. reserves the right to settle all or any part of the Invesco Ltd. Shares referred to in this paragraph for all or any Certificated Holder(s) in certificated form in the manner referred to in paragraph (c) below if, for any reason, it wishes to do so.

(b) INVESCO PLC Shares in uncertificated form (that is, in CREST)

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK and Ireland’s established link with The Depositary Trust and Clearing Company (“DTCC”), the US settlement and clearance system. This link operates via the services of CREST International Nominees, which is a participant in DTCC. Under the CREST International Settlement Links Service, CREST Depository Limited, a subsidiary of Euroclear UK and Ireland’s, issues dematerialised depository interests representing entitlements to non-UK securities such as Invesco Ltd. Shares, called CDIs. CDIs are independent securities constituted under English law, which may be held and transferred through the CREST System.

Accordingly, the Invesco Ltd. Shares to which electing Scheme Shareholders will be entitled will be delivered to CREST International Nominees’ account at DTCC, and CREST Depository Limited will then issue Invesco Ltd. CDIs through CREST to the appropriate stock account in CREST of the INVESCO PLC Shareholder concerned. The stock account concerned will be an account under the same participant ID as the relevant INVESCO PLC Shareholder currently has. Following distribution of the Invesco Ltd. CDIs, such holders will be entitled to arrange for the transfer of their Invesco Ltd. CDIs to other CREST holders, or the underlying Invesco Ltd. shares to another participant in DTCC, if they so wish.

As from the Effective Date, INVESCO PLC Shares held within CREST will be cancelled.

The crediting of Invesco Ltd. CDIs through CREST will take place as soon as reasonably practicable after the Effective Date and in any event before the Share Capital Consolidation. Statements of entitlement detailing the holding of CDIs will be dispatched no later than 14 days after the Effective Date.

INVESCO PLC Shareholders should note that they will have no rights in respect of Invesco Ltd. Shares or CDIs held through CREST against Euroclear UK and Ireland or its subsidiaries. Normal CREST procedures (including timings) apply in relation to any INVESCO PLC Shares that are, or are to be, converted from uncertificated to certificated form, or from certificated to uncertificated form prior to the Effective Date.

A custody fee, as determined by Euroclear UK and Ireland from time to time, is charged to users for the use of CDIs.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

(c) General

All documents and cheques sent by or to INVESCO PLC Shareholders, or as such persons shall direct, will be sent at their own risk and will be sent by post either to the holder’s address as set out on the register of members at the Scheme Record Time or to such other address of the holder as is notified as a change of address in writing by an INVESCO PLC Shareholder to INVESCO PLC prior to the Effective Date and, in the case of joint holders, to the holder whose name stands first in such register in respect of the joint holdings concerned.

Once the written notifications relating to the holding of such Invesco Ltd. Shares in book entry form have been issued, INVESCO PLC Shareholders should destroy their certificates for INVESCO PLC Shares.

If dividends are declared, Invesco Ltd. Shareholders will be paid dividends in US dollars. Otherwise, mandates in force at the Effective Date relating to other instructions given by INVESCO PLC Shareholders will, unless revoked, be deemed as from the Effective Date to relate to the corresponding Invesco Ltd. Shares.

INVESCO PLC has confirmed that, except as provided for in the Scheme, settlement of the Invesco Ltd Shares and any other payment which a INVESCO PLC Shareholder is entitled to receive from INVESCO PLC or Invesco Ltd. will be implemented in full without regard to any lien, right of set-off, counter claim or other analogous right to which INVESCO PLC or Invesco Ltd. may be, or claim to be, entitled against such shareholder.

INVESCO PLC ADS holders should read the following paragraph 9 of this Part II, which contains further important information which is relevant to them.
9	Treatment of INVESCO PLC ADSs

Each INVESCO PLC ADS currently represents two INVESCO PLC Shares. The Bank of New York, as Depositary, is the record holder of the INVESCO PLC Shares underlying the INVESCO PLC ADSs. The Depositary, as an INVESCO PLC Shareholder, under the Scheme will be entitled to:
One Invesco Ltd. Share for each INVESCO PLC Share
held by it at the Scheme Record Time.
As soon as practicable after the Effective Date and after the Share Capital Consolidation as described in paragraph 5 of this Part II, the Depositary will, after the satisfaction of certain pre-conditions set forth below, distribute directly to INVESCO PLC ADS holders their proportionate entitlement to the Invesco Ltd. Shares, in the following proportions:
One Invesco Ltd. Share for each INVESCO PLC ADS
held by INVESCO PLC ADS holders at the Scheme Record Time and otherwise on the terms and conditions set out in this document and the Deposit Agreement.

INVESCO PLC ADS holders will have their relevant proportion of the Invesco Ltd. Shares automatically credited to their relevant book entry account. However, ADS holders may prior to the Effective Date notify the Depository in writing of the book entry account of a participant in the Depository Trust and Clearing Corporation to which this relevant proportion of Invesco Ltd. Shares are to be credited. In such event, the Invesco Ltd. Shares to which such ADS holder is entitled will be credited to such account, although Invesco Ltd. reserves the right to settle all or any part of the Invesco Ltd. Shares in certificated form.
As soon as reasonably practicable, and in any event within ten business days after the Effective Date, the Depositary will mail to each INVESCO PLC ADS holder a letter of transmittal which the INVESCO PLC ADS holder must properly complete and deliver to the Depositary along with the INVESCO PLC ADS holder’s INVESCO PLC ADS and instructions for effecting surrender of the INVESCO PLC ADSs.
Until properly surrendered, each INVESCO PLC ADS will, after the Effective Date, represent the right to receive upon proper surrender, Invesco Ltd. Shares. Upon receipt of such INVESCO PLC ADSs, the Depositary will transfer to the former INVESCO PLC ADS holder one Invesco Ltd. Share for every one INVESCO PLC ADS cancelled. After the Effective Date, the ADS program for the INVESCO PLC ADSs will be terminated.
All documents shall be sent to INVESCO PLC ADS holders at their own risk and will be sent by post either to the holder’s address as set out on the register of INVESCO PLC ADS holders at the Scheme Record Time or to such other address of the holder as is notified as a change of address in writing by an INVESCO PLC ADS holder to the Depositary prior to the Effective Date and, in the case of joint holders, to the holder whose name stands first in such register in respect of the joint holdings concerned.
It should be noted that INVESCO PLC ADS holders will not be entitled to attend the INVESCO PLC Meetings. However, INVESCO PLC ADS holders will be able to have their votes represented at the Court Meeting and the Extraordinary General Meeting by proxy through procedures established pursuant to the Deposit Agreement. INVESCO PLC ADS holders who wish to attend the INVESCO PLC Meetings as an INVESCO PLC Shareholder should take steps to present their INVESCO PLC ADSs to the Depositary for cancellation and delivery of INVESCO PLC Shares so as to become holders of record of INVESCO PLC Shares prior to the INVESCO PLC Meetings. If INVESCO PLC ADS holders wish to attend the INVESCO PLC Meetings, they must present their INVESCO PLC ADSs to the Depositary for cancellation by no later than 30 October 2007, although no guarantee can be given by the Depositary that it will be able to procure that the relevant INVESCO PLC ADS holder becomes a holder of record of INVESCO PLC Shares in time for the relevant meetings.
Pursuant to the Deposit Agreement, the Depositary has fixed the close of business in New York on 11 October 2007 as the ADS Record Date. All INVESCO PLC ADS holders on record at the ADS Record Date will be sent a notice containing (i) this document, (ii) a statement that the INVESCO PLC ADS holders as of the ADS Record Date will be entitled to instruct the Depositary as to the exercise of the voting rights pertaining to the number of INVESCO PLC Shares represented by their respective INVESCO PLC ADSs, and (iii) a statement that such instructions may be given by returning a properly executed ADS Voting Instruction Card (in the form enclosed with this document) to the Depositary. INVESCO PLC Shares represented by properly executed ADS Voting Instruction Cards received by the Depositary before 5:00 p.m. (New York time) on 6 November 2007, unless such ADS Voting Instruction Cards have been revoked, will be voted by the Depositary in accordance with the instructions set forth on such ADS Voting Instruction Card. If no instructions are indicated, or an INVESCO PLC ADS holder does not return the ADS Voting Instruction Card, such INVESCO PLC ADS holder will be deemed to have instructed the Depositary to give, and the Depositary will give, a discretionary proxy to a person designated by INVESCO PLC with respect to such INVESCO PLC Shares represented by such holder’s INVESCO PLC ADSs. INVESCO PLC Shares covered by such discretionary proxy will be voted to approve the Scheme.

Any INVESCO PLC ADS holder giving instructions to the Depositary has the power to revoke or modify the instructions by delivery of a revocation or new ADS Voting Instruction Card to the Depositary The Bank of New York, P.O. Box 11230, New York, NY 10203-0230, by no later than 5:00 p.m. (New York time) on 6 November 2007.
In addition, a completed ADS Voting Instruction Card returned by an INVESCO PLC ADS holder will authorise the disclosure to INVESCO PLC of the name and address of such INVESCO PLC ADS holder together with details of the instructions on the ADS Voting Instruction Card.
In accordance with the terms of the Deposit Agreement, a fee will be charged for the cancellation of the INVESCO PLC ADSs. Invesco Ltd. will pay the entire fee.
10	Exchangeable Shares and the INVESCO PLC SV Share

INVESCO Inc. Exchangeable Shares are shares in INVESCO Inc., a corporation incorporated in Canada and an indirect subsidiary of INVESCO PLC. INVESCO Inc. Exchangeable Shares are generally exchangeable for INVESCO PLC Shares on a one-for-one basis at any time at the request of the relevant INVESCO Inc. Exchangeable Shareholder.

The INVESCO PLC SV Share is a share in INVESCO PLC which was issued in connection with the issuance of the INVESCO Inc. Exchangeable Shares. The INVESCO PLC SV Share is held by CIBC Mellon Trust Company. It carries voting rights in INVESCO PLC and its holder exercises those voting rights in accordance with the instructions of the INVESCO Inc. Exchangeable Shareholders.

As part of the Proposal, the INVESCO PLC SV Share will be cancelled and replaced with a special voting share in Invesco Ltd., giving holders of INVESCO Inc. Exchangeable Shares the same rights and privileges in relation to Invesco Ltd. as they currently enjoy in relation to INVESCO PLC. Such cancellation requires approval at the Extraordinary General Meeting and subsequent confirmation by the Court. The INVESCO SV Shareholder is entitled to vote at the Extraordinary General Meeting.

Holders of INVESCO Inc. Exchangeable Shares will receive a separate circular which sets out the related amendments to the rights attaching to the INVESCO Inc. Exchangeable Shares and the related agreements. Separate guidance will also be sent to holders of INVESCO Inc. Exchangeable Shares that includes details on how to instruct the INVESCO PLC SV Shareholder to vote at the Extraordinary General Meeting.
11	UK/US Shareholder Taxation

The following are brief and general summaries of the United Kingdom and United States taxation treatment of the Proposal. The summaries are based on existing law, including statutes, regulations, administrative rulings and court decisions, and what is understood to be current HM Revenue and Customs and United States Internal Revenue Service (“IRS”) practice, all as in effect on the date of this document. Future legislative, judicial or administrative changes or interpretations could alter or modify statements and conclusions set forth below, and these changes or interpretations could be retroactive and could affect the tax consequences of the Proposal to INVESCO PLC Shareholders and INVESCO PLC ADS holders. The summaries do not consider the consequences of the Proposal under tax laws of countries other than the United Kingdom and the United States (or any US laws other than those pertaining to income tax), nor do the summaries consider any alternative minimum tax or state or local consequences of the Proposal.

The summaries provide general guidance to persons resident, ordinarily resident and domiciled for tax purposes in the United Kingdom or resident for tax purposes in the United States who hold INVESCO PLC

Shares and/or INVESCO PLC ADSs as an investment (and, in the case of a U.S. holder (as defined below), that hold INVESCO PLC Shares and/or INVESCO PLC ADSs as capital assets (within the meaning of Section 1221 of the US Internal Revenue Code)) and not to any holders who are subject to special tax rules, such as banks, financial institutions, broker-dealers, persons that elect mark-to-market treatment, UK resident individuals who hold their INVESCO PLC Shares under a personal equity plan or an individual savings account, persons that hold their INVESCO PLC Shares and/or INVESCO PLC ADSs as a position in part of a straddle, conversion transaction, constructive sale or other integrated investment, U.S. holders whose “functional currency” is not the U.S. dollar, persons who received their INVESCO PLC Shares and/or INVESCO PLC ADSs by exercising employee stock options or otherwise as compensation, S corporations or other pass-through entities (or investors in S corporations or other pass-through entities), mutual funds, insurance companies, and exempt organisations. In addition, this discussion does not address U.S. holders of INVESCO PLC Shares and/or INVESCO PLC ADSs who will own 5 percent or more of the Invesco Ltd. Shares, measured by vote or value, either directly or indirectly through attribution rules, immediately after the Scheme becomes effective, because those shareholders are subject to special U.S. federal income tax rules, would generally be required to enter into a “gain recognition agreement” with the IRS to avoid current taxation upon receipt of Invesco Ltd. Shares under the Scheme, and may be required to recognise taxable gain or loss for U.S. federal income tax purposes in respect of the Scheme in certain circumstances. Each such U.S. holder is urged to consult his tax advisor concerning the decision to file a gain recognition agreement and the procedures to be followed in connection with that filing. The summaries are not intended to provide specific advice and no action should be taken or omitted to be taken in reliance upon it. If you are in any doubt about your taxation position, or if you are ordinarily resident or domiciled outside the United Kingdom or resident or otherwise subject to taxation in a jurisdiction outside the United Kingdom or the United States, you should consult your own professional advisers immediately.
11.1	Taxation of the Company

Invesco Ltd. will be incorporated in Bermuda. The Directors intend to conduct Invesco Ltd.’s affairs such that, based on current law and practice of the relevant tax authorities, Invesco Ltd. will not become resident for tax purposes in any other territory. This section is written on the basis that Invesco Ltd. does not become resident in a territory other than Bermuda. Dividends paid by Invesco Ltd. will, on this basis, be regarded as Bermudan dividends.

11.2	UK Taxation
(a)	Capital Gains
(i)	Implementation of the Scheme

If an INVESCO PLC Shareholder does not hold (either alone or together with persons connected with him) more than five percent of, or of any class of, shares in or debentures of INVESCO PLC, he will not be treated as having made a disposal of his INVESCO PLC Shares. Instead, the Invesco Ltd. Shares should be treated as the same asset as those INVESCO PLC Shares acquired at the same time and for the same consideration as the INVESCO PLC Shares.

Any INVESCO PLC Shareholder who holds (either alone or together with persons connected with him) more than five percent of, or of any class of, shares in or debentures of INVESCO PLC is advised that clearance has been granted by HM Revenue and Customs under Section 138 of the Taxation of Chargeable Gains Act 1992 in respect of the Scheme. As a result, any such shareholder will be treated in the manner described in the preceding paragraph. The Scheme is conditional on such clearance being obtained.

(ii)	Share Capital Consolidation

For the purposes of United Kingdom taxation of capital gains, the Share Capital Consolidation will be regarded as a reorganisation of the share capital of Invesco Ltd.

Accordingly, other than in respect of any fractional entitlements referred to below you will not be treated as making a disposal of all or part of your holding of Invesco Ltd. Shares by reason of the Share Capital Consolidation and no liability to tax on capital gains should arise in respect of the Share Capital Consolidation.

Your existing and post-Share Capital Consolidation Invesco Ltd. Shares will be treated as the same asset acquired at the time you acquired your existing INVESCO PLC Shares.

You may, depending on your circumstances, incur a liability to tax on capital gains in respect of any cash received for the sale of any fractional entitlements arising to you as a result of the Share Capital Consolidation. However you may be treated as making no disposal for the purpose of tax on capital gains if the cash payment is “small” as compared to the value of the INVESCO PLC Shares in respect of which the rights arose. No liability to tax on capital gains will then arise as a result of the disposal of your fractional entitlements, but the proceeds will be deducted from the base cost of your holding of existing INVESCO PLC Shares. HM Revenue and Customs interprets “small” as five percent or less of the value of the INVESCO PLC Shares in respect of which the rights arose or £3,000 or less, regardless of whether or not it would pass the five percent test.

(iii)	Future Disposal of Invesco Ltd. Shares

A subsequent disposal of the Invesco Ltd. Shares may, depending on individual circumstances (including the availability of exemptions and allowable losses), give rise to a liability to UK tax on capital gains.

Any chargeable gain or allowable loss on a disposal of the Invesco Ltd. Shares should be calculated taking into account the allowable cost to the holder of acquiring his INVESCO PLC Shares. To this should be added, when calculating a chargeable gain but not an allowable loss, indexation allowance on the allowable cost. For corporate shareholders, this indexation allowance will be calculated by reference to the date of disposal of the Invesco Ltd. Shares. For individual shareholders, the indexation allowance will be applied until April 1998 with taper relief (if available) applying thereafter until disposal, depending on the number of complete years for which the Invesco Ltd. Shares have been held.
(b)	Taxation of dividends on Invesco Ltd. Shares

A UK resident Invesco Ltd. Shareholder, or a holder of Invesco Ltd. Shares who carries on a trade, profession or vocation in the United Kingdom through a branch or agency or, in the case of a company, a permanent establishment in connection with which the Invesco Ltd. Shares are held will generally, depending upon the holder’s particular circumstances, be subject to UK income tax or corporation tax (as the case may be), on any dividends paid by Invesco Ltd. on the Invesco Ltd. Shares.

A UK resident individual Invesco Ltd. Shareholder who is liable to UK income tax at no more than the basic rate will be liable to income tax on the dividend income at the dividend ordinary rate (10 percent in 2007-2008). A UK resident individual Invesco Ltd. Shareholder who is liable to UK income tax at the higher rate will be subject to income tax on the dividend income at the dividend upper rate (32.5 percent in 2007-2008). It is expected that a new regime concerning the taxation of non-UK source dividends received by individuals resident in the United Kingdom will be introduced in the next tax year and that under the new regime individuals in receipt of dividends from non-resident companies will, if they own less than a 10 percent shareholding in Invesco Ltd. and in total they receive less than £5,000 of dividends a year from non UK resident companies, be entitled to the same non-payable dividend tax credit as individuals in receipt of UK dividends.
(c)	Stamp duty and stamp duty reserve tax (“SDRT”)
(i)	The Scheme and the Share Capital Consolidation

No ad valorem United Kingdom stamp duty or SDRT will be payable by INVESCO PLC Shareholders as a result of the Scheme, or the Share Capital Consolidation.

(ii)	Transfers of Invesco Ltd. Shares

In practice no ad valorem stamp duty will need to be paid on any instruments transferring Invesco Ltd. Shares. No charge to SDRT will arise in relation to transfers of Invesco Ltd. Shares or rights to Invesco Ltd. Shares, on the assumption that Invesco Ltd.’s share register will at all times be kept outside the UK.

(iii)	Transfers of CDIs

Transfers of CDIs representing Invesco Ltd. Shares will not be subject to ad valorem stamp duty in the assumption that there will be no instrument of transfer. For so long as Invesco Ltd.'s Shares are listed on a recognised stock exchange within the meaning of Section 1005 of the Income Tax Act 2007 (the London Stock Exchange and the New York Stock Exchange are so recognised) and the central management and control of Invesco Ltd. remains outside the UK and Invesco Ltd.'s share register is kept outside of the UK, transfers of CDIs representing Invesco Ltd. Shares will not be subject to SDRT.
11.3	United States Taxation

As used in this discussion, the term “U.S. holder” means a beneficial owner of INVESCO PLC Shares and/or INVESCO PLC ADSs who is for U.S. federal income tax purposes: (i) an individual U.S. citizen or resident, (ii) a corporation, or entity treated as a corporation, created or organized in or under the laws of the United States, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if either (a) a court within the U.S. is able to exercise primary supervision over the administration of such trust and one or more U.S. holders have the authority to control all substantial decisions of such trust or (b) the trust has a valid election in effect to be treated as a U.S. holder for U.S. federal income tax purposes.
(a)	Certain U.S. Federal Income Tax Consequences of the Proposal Generally

If you are a U.S. holder of INVESCO PLC Shares and/or INVESCO PLC ADSs, you generally should not recognise any taxable gain or loss for U.S. federal income tax purposes upon your receipt of Invesco Ltd. Shares in the Scheme. Different rules, however, apply to any cash received in lieu of fractional interests in Invesco Ltd. Shares in the Share Capital Consolidation, as discussed further below.

The aggregate tax basis of the Invesco Ltd. Shares received by you under the Proposal, including any fractional interests in Invesco Ltd. Shares to which you would be entitled but for the special treatment of fractional interests described below, will equal the aggregate tax basis of the INVESCO PLC Shares and/or INVESCO PLC ADSs exchanged for Invesco Ltd. Shares. The holding period of the Invesco Ltd. Shares received will include the holding period of the INVESCO PLC Shares and/or INVESCO PLC ADSs exchanged therefore.

(b)	Cash Received Instead of a Fractional Interest in Invesco Ltd. Shares

Fractional interests in Invesco Ltd. Shares will not be issued to former holders of INVESCO PLC Shares in the Share Capital Consolidation. Instead, any fractional share interests that such holders otherwise would have been entitled to receive will be aggregated, sold in the market, and the proceeds will be paid to those shareholders. If you receive cash in respect of a fractional interest in an Invesco Ltd. Share, you will recognise a taxable gain or loss equal to the difference between the amount of cash received for the fractional share interest and your tax basis in the INVESCO PLC Shares exchanged which is allocable to the fractional share interest. Any such gain or loss generally will be capital gain or loss, and generally will be long-term capital gain or loss with respect to INVESCO PLC Shares held for more than twelve months at the effective time of the Scheme.

(c)	Certain U.S. Federal Income Tax Consequences of Holding Invesco Ltd. Shares

Distributions made with respect to Invesco Ltd. Shares will generally be includable in the income of a U.S. holder as ordinary dividend income, to the extent paid out of current or accumulated earnings and profits of Invesco Ltd. as determined in accordance with U.S. federal income tax principles. The amount of such dividends will be treated as foreign-source dividend income and not be eligible for the “dividends received deduction” generally allowed to U.S. corporations under the Code. Dividends paid to non-corporate U.S. holders in taxable years beginning before January 1, 2011 will generally be taxable at a maximum tax rate of 15 percent.

Gain or loss realised by a U.S. holder on (i) the sale or exchange of Invesco Ltd. Shares generally will be subject to U.S. federal income tax as capital gain or loss in an amount equal to the difference between the U.S. holder’s tax basis in the Invesco Ltd. Shares and the amount realized on the disposition. Such gain or loss will be long-term capital gain or loss if the U.S. holder held the Invesco Ltd. Shares for more than one year. Gain or loss, if any, will generally be U.S. source for foreign tax credit purposes. The deductibility of capital losses is subject to limitations.

(d)	Information Reporting and Backup Withholding

Cash payments received in the transaction by a U.S. holder (as well as future payments of dividends on, and the proceeds from a sale or other disposition of, Invesco Ltd. Shares) may, under certain circumstances, be subject to information reporting and backup withholding at a rate of 28 percent of the cash payable to the holder, unless the holder provides proof of an applicable exemption or furnishes its taxpayer identification number, and otherwise complies with all applicable requirements of the backup withholding rules. Any amounts withheld from payments to a U.S. holder under the backup withholding rules are not additional tax and should be allowed as a refund or credit against the U.S. holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

(e)	Passive Foreign Investment Company Status

A non-U.S. corporation will be classified as a passive foreign investment company (a ‘‘PFIC’’) for any taxable year if at least 75 percent of its gross income consists of passive income (such as dividends, interest, rents, royalties or gains on the disposition of certain minority interests), or at least 50 percent of the average value of its assets consists of assets that produce, or are held for the production of, passive income. If either INVESCO PLC or Invesco Ltd. were characterized as a PFIC, U.S. holders would suffer adverse tax consequences, and U.S. federal income tax consequences different from those described above may apply. These consequences may include having gains realised on the disposition of INVESCO PLC Shares and/or Invesco Ltd. Shares treated as ordinary income rather than capital gain and being subject to punitive interest charges on certain dividends and on the proceeds of the sale or other disposition of INVESCO PLC Shares and/or Invesco Ltd. Shares. U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their acquisition of Invesco Ltd. Shares pursuant to the Scheme and their ownership of Invesco Ltd. Shares acquired in connection with the Scheme.
12	Non UK/US INVESCO PLC Shareholders

As regards INVESCO PLC Shareholders or INVESCO PLC ADS holders not resident in, or citizens of, the United Kingdom or the United States (“overseas shareholders”), the Scheme may be affected by the laws of the relevant jurisdictions. Such overseas shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of overseas shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.

In any case, where the issue of Invesco Ltd. Shares would or might infringe the laws of any jurisdiction outside the United Kingdom or the United States or would or might necessitate compliance with any special requirement with which Invesco Ltd. is unable to comply or which it regards as unduly onerous, the Scheme provides that such shares shall be issued to the overseas holder and sold on his behalf with the net proceeds of sale (after the deduction of all expenses and commissions including any value added tax payable thereon) being remitted to the overseas shareholder by sending a cheque to the holder of such Invesco Ltd. Shares in accordance with the provisions of the Scheme.

13	Share plans

It is intended that options and awards in respect of INVESCO PLC Shares under the INVESCO PLC Share Plans will continue after the Scheme as rights to acquire Invesco Ltd. Shares on the same terms. There will, therefore, be no changes to the operation of the INVESCO PLC Share Plans for existing options and awards.

Appropriate adjustments will be made to options and awards to take account of the Share Capital Consolidation. Where necessary, such adjustments will be approved by HM Revenue and Customs. Participants holding restricted shares will, as beneficial owners of such shares, take part in the Scheme and the Share Capital Consolidation.

A separate communication will be despatched to the participants in the INVESCO PLC Share Plans providing details in relation to the above.

14	Action to be taken

Implementation of the Scheme will require the approval of INVESCO PLC Shareholders at the Court Meeting which has been convened by order of the Court and which is to be held at 11:30 a.m. on 14 November 2007. The Scheme will also require the approval of INVESCO PLC Shareholders and the INVESCO PLC SV Shareholder at the Extraordinary General Meeting to be held at 11:45 a.m. on the same day (or as soon thereafter as the Court Meeting shall have concluded or been adjourned). If the Scheme becomes effective, it will be binding on all INVESCO PLC Shareholders, including any holders who did not vote to approve the Scheme or who voted against the Scheme.

INVESCO PLC Shareholders will find enclosed different coloured forms of proxy to be used in connection with the Court Meeting and the Extraordinary General Meeting (as detailed on page 5 of this document under the heading “Enclosures”). Whether or not INVESCO PLC Shareholders intend to attend these meetings, they are requested to complete and sign each form of proxy enclosed with this document and return them in accordance with the instructions printed thereon to Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, so as to arrive as soon as possible and in any event at least 48 hours prior to the relevant meeting. If the BLUE forms of proxy relating to the Court Meeting are not lodged by then, they may be handed to the Chairman of the Court Meeting before the start of that meeting. However, in the case of the Extraordinary General Meeting, unless the WHITE form of proxy is lodged so as to be received by the time mentioned in the instructions on that form of proxy, it will be invalid.

The completion and return of the BLUE form of proxy for the Court Meeting will not preclude INVESCO PLC Shareholders from attending the Court Meeting and voting in person, if they so wish. The completion and return of the WHITE form of proxy will not preclude INVESCO PLC Shareholders from attending the Extraordinary General Meeting and voting in person, if they so wish.

It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of INVESCO PLC Shareholder opinion. You are therefore strongly urged to sign and return both forms of proxy as soon as possible.

INVESCO PLC ADS holders should read paragraph 9 of this Part II of this document, which contains further important information which is relevant to them. INVESCO PLC ADS holders are strongly urged to sign and return the ADS Voting Instruction Card as soon as possible.

Participants in INVESCO PLC Share Plans should read paragraph 13 of this Part II of this document, which contains further important information which is relevant to them.

If you are in any doubt as to the action to be taken, please contact the helpline shown below.

For INVESCO PLC Shareholders:

For callers dialling from within the UK the helpline number is 08000 304 452.

For callers dialling outside the UK the helpline number is +44 208 639 3314.

For INVESCO PLC ADS Holders:

For callers dialling from within the US the helpline number is 877 277 9899.

For callers dialling from outside the US the helpline number is + 1 201 680 6686.

15	Further information

The text of the Scheme is set out in full in Part V of this document. Details of documents available for inspection are given in paragraph 12 of Part VII of this document.

Yours faithfully,

Philip Shelley	Christopher Smith
Managing Director	Managing Director
UBS Limited	JPMorgan Cazenove Limited

Rahul Luthra
Director
UBS Limited

PART III
CHANGES IN THE RIGHTS OF INVESCO PLC SHAREHOLDERS AND LEGAL
CONSEQUENCES
As a result of the Scheme, INVESCO PLC Shareholders and INVESCO PLC ADSs holders will be entitled to receive Invesco Ltd. Shares. Invesco Ltd. is incorporated in Bermuda and INVESCO PLC is incorporated under the laws of England and Wales. The following is a summary comparison of material differences between the rights of an Invesco Ltd. Shareholder and an INVESCO PLC Shareholder arising from the differences between the corporate laws of Bermuda and those of England and Wales, the governing instruments of the two companies, and the securities laws and regulations governing INVESCO PLC, and, upon completion of the Scheme, governing Invesco Ltd. The summary of Invesco Ltd.’s governing instruments is of those instruments as they are expected to be adopted prior to the Effective Date. This summary is not a complete description of the laws of Bermuda or of England and Wales, the other rules or laws referred to in this summary, the Invesco Ltd. memorandum of association, the Invesco Ltd. Bye-laws or the INVESCO PLC memorandum and articles of association.
Copies of the Invesco Ltd. memorandum of association and Bye-laws in the forms to be effective at the Effective Date are available for inspection at the offices of Linklaters LLP, One Silk Street, London EC2Y 8HQ. The descriptions of the memorandum of association and Bye-laws contained herein are qualified by reference to the actual documents.
Unless the context otherwise requires, references to “shareholder” or “shareholders” means the person(s) whose name(s) appears on a company’s register of members or shareholders and who are the legal owners of the shares concerned.

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

Voting Rights

Under English law, a shareholder who is present in person and entitled to vote at a shareholders’ meeting is entitled to one vote on a show of hands regardless of the number of shares he or she holds. On a poll each shareholder having the right to vote, including proxies for shareholders, is entitled to one vote for each four ordinary shares held.
In general, and except as provided below, a shareholder who is present in person and entitled to vote at a shareholders’ meeting is entitled to one vote on a show of hands regardless of the number of shares he or she holds. On a poll, shareholder having the right to vote, including proxies for shareholders, is entitled to one vote for each common share held. Under the Bye-laws, subject to certain exceptions, including mergers and amalgamations, and the liquidation, dissolution or winding-up of the company, which, in certain circumstances, require the affirmative vote of at least three-fourths of the votes cast, any questions proposed for the consideration of the shareholders at any general meeting generally shall be decided by the affirmative votes of a majority of the votes cast in accordance with the Bye-laws.

Under the Articles, three shareholders present in person constitute a quorum for purposes of a general meeting. The shareholders will not need to be present in person, and may instead be present	At the commencement of any general meeting, two or more persons present in person and representing, in person or by proxy, more than 50 percent of the issued and outstanding shares

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

by proxy, to constitute a quorum. Cumulative voting is not recognised under English law.	entitled to vote at the meeting shall constitute a quorum for the transaction of business.

The Articles provide that resolutions put to a vote at a shareholders’ meeting will be decided on a show of hands, unless a poll is demanded by:	The Bye-laws provide that resolutions put to a vote at a shareholders’ meeting will be decided on a show of hands, unless a poll is demanded by:

(1) the chairman of the meeting;	(1) the chairman of the meeting or a majority of the Board;

(2) at least three shareholders present that have the right to vote on the resolution; or	(2) at least three shareholders present that have the right to vote on the resolution; or

(3) any shareholder or shareholders holding shares that have voting rights on the resolution on which the aggregate sum paid on its or their shares is equal to at least 10 percent of the total sum paid on all the shares having those voting rights on the resolution.
(3) any shareholder or shareholders holding not less than 10 percent of the total voting rights of all shareholders having the right to vote at such meeting shares that have voting rights on the resolution on which the aggregate sum paid on its or their shares is equal to at least 10 percent of the total sum paid on all the shares having those voting rights on the resolution.

Under English law, ordinary resolutions are, in the first instance, decided on a show of hands and must be approved by at least a majority of the votes cast by shareholders present in person. If a poll is demanded, the resolution conducted on a poll must be approved by at least a majority of the votes cast at the meeting. Both special and extraordinary resolutions, if decided on a show of hands, require the affirmative vote of at least 75 percent of the votes cast by shareholders present in person. If a poll is demanded, the resolution conducted on a poll must be approved by at least 75 percent of the votes cast at the meeting.

Under INVESCO PLC’s Articles, proxies of shareholders are entitled to attend, demand or to join demanding poll, and, on a poll, vote at shareholders meetings but not on a show of hands. Proxies of shareholders are also entitled to speak at shareholders’ meetings.
Under Invesco Ltd.’s Bye-laws, proxies of shareholders are entitled to attend, demand or to join demanding poll, and, on a poll, vote at shareholders meetings but not on a show of hands. Proxies of shareholders are also entitled to speak at shareholders’ meetings.

A holder of INVESCO PLC ADSs is currently not entitled to attend, speak or vote at INVESCO PLC shareholders’ meetings. Under the current terms of the INVESCO PLC ADSs, The Bank of New York, as the Depositary, will to the extent practical, subject to applicable law and the memorandum of association and Articles , vote the INVESCO PLC Shares underlying the INVESCO PLC ADSs in accordance with the written instructions of the registered holder of the INVESCO PLC ADSs. If, however, a holder of INVESCO PLC ADSs holds INVESCO PLC ADSs through a brokerage account or otherwise in “street name”, in order to

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

vote, the holder must instruct the registered holder of the INVESCO PLC ADSs to instruct the Depositary with regard to voting the INVESCO PLC Shares underlying the holder’s INVESCO PLC ADSs. A more complete description of the voting rights of a holder of INVESCO PLC ADSs is found at “Description of INVESCO PLC ADSs—Voting Rights.”

Action by Written Consent

Under English law, shareholders of a public company such as INVESCO PLC are not permitted to pass resolutions by written consent.	Under Bermuda law and subject to Invesco Ltd.’s Bye-laws, the Bermuda Companies Act provides that shareholders may take action by written consent; the Bye-laws, however, require the consent of 100 percent of shareholders to take action by written consent.

Shareholder Proposals and Shareholder Nominations of Directors

Under English law, shareholders may demand that a resolution be voted on at an annual general meeting if the demand is made (1) by shareholders holding at least 5 percent of the total voting power of shares having a right to vote on the resolution, or (2) by at least 100 shareholders holding shares on which there has been paid up an average sum per shareholder of at least £100. The only shareholders who count towards these thresholds are those having at the date of the requisition a right to vote at the annual general meeting to which the resolution relates. The shareholders must deposit the demand at the company’s registered office at least six weeks before the annual general meeting to which it relates. In general, resolutions to appoint directors must be put to shareholders on the basis of one resolution for each nominated director. A resolution including more than one director may be presented to be voted upon at a general meeting only if the shareholders have first unanimously approved so doing.
The Bermuda Companies Act provides that shareholders may, as set forth below and at their own expense (unless a company otherwise resolves), require a company to give notice of any resolution that the shareholders can properly propose at the next annual general meeting and/or to circulate a statement prepared by the requesting shareholders in respect of any matter referred to in a proposed resolution or any business to be conducted at a general meeting. The number of shareholders necessary for such a requisition is either that number of shareholders representing at least 5 percent of the total voting rights of all shareholders having a right to vote at the meeting to which the requisition relates or not less than 100 shareholders.

Under Invesco Ltd.’s Bye-laws, for nominations or other business to be properly brought before an annual general meeting by a shareholder pursuant to the Bye-laws, the shareholder must have given timely notice thereof in writing to the corporate secretary of Invesco Ltd. and such other business must otherwise be a proper matter for shareholder action. Notice is considered timely only if given to the corporate secretary of Invesco Ltd. not less than 90 nor more than 120 days prior to the first anniversary of the date of the preceding year’s annual general meeting of shareholders. However, if the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, any notice by the shareholder of business or the nomination of directors for election or re-election to be brought

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

before the annual general meeting to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting and the 10th day following the day on which public announcement of the date of such meeting is first made. Any such notice must include the information specified in the Bye-laws of Invesco Ltd. concerning the business or nominee. Invesco Ltd.’s Bye-laws set forth the information that must be furnished to Invesco Ltd.’s corporate secretary in order for any such notice to be proper.

Sources and Payment of Dividends

Subject to the prior rights of holders of any preferred shares, an English company may pay dividends on its ordinary shares only out of its distributable profits, defined as accumulated, realised profits less accumulated, realised losses, and not out of share capital, which includes share premiums (being the excess of the consideration for the issue of shares over the aggregate nominal amount of such shares). Amounts credited to the share premium account, however, may be used to pay up unissued shares that may then be distributed to shareholders in proportion to their holdings. In addition, under English law, INVESCO PLC will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves. If recommended by the INVESCO PLC board of directors, INVESCO PLC shareholders may, by ordinary resolution, declare final dividends, but no dividend may be declared in excess of the amount recommended by the INVESCO PLC board of directors. The INVESCO PLC board of directors has the power under the Articles to pay interim dividends without the approval of shareholders to the extent the financial position of INVESCO PLC justifies a dividend.
Bermuda law does not permit the declaration or payment of dividends or distributions of contributed surplus by a company if there are reasonable grounds for believing that a company, after the payment is made, would be unable to pay its liabilities as they become due, or the realizable value of such company’s assets would be less, as a result of the payment, than the aggregate of its liabilities and its issued share capital and share premium accounts. The excess of the consideration paid on issue of shares over the aggregate par value of such shares must (except in certain limited circumstances) be credited to a share premium account. Share premium may be applied in certain limited circumstances, for example, to pay up unissued shares which may be distributed to shareholders in proportion to their holdings as fully paid bonus shares, but is otherwise subject to limitation.

Holders of the common shares are entitled to receive such dividends as lawfully may be declared from time to time by the Board of Directors.

Rights of Purchase and Redemption

Under English law, a company may issue redeemable shares, subject to any conditions stated in its articles of association. The Articles permit the issuance of redeemable shares. A company may purchase its own shares, if (a) in the case of an open-market purchase, authority to make the market purchase has been given by an ordinary
Except as described below, Invesco Ltd.’s common shares will have no pre-emptive rights or other rights to subscribe for additional common shares, no rights of redemption, conversion or exchange and no sinking fund rights. In the event of liquidation, dissolution or winding-up, the holders of the common shares would be entitled to share

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

resolution of its shareholders, or (b) in all other cases, has first been approved by a special resolution of its shareholders. The Articles authorise INVESCO PLC to purchase its own shares and INVESCO PLC was authorised to make certain market purchases by its shareholders at the annual general meeting held on 23 May 2007.
equally, in proportion to the number of common shares held by such holder, in the company’s assets, if any remain after the payment of all debts and liabilities and the liquidation preference of any outstanding preferred shares.

Invesco Ltd., upon a resolution of the board of directors, may generally make open-market purchases of its shares without shareholder approval.

Any repurchased shares by Invesco Ltd. would either be cancelled or held as treasury shares in accordance with the Bermuda Companies Act. In addition, Invesco Ltd. may only repurchase shares if there are reasonable grounds for believing that it can pay its liabilities as they come do at the time of repurchase and thereafter.

A company may redeem or repurchase shares only if the shares are fully paid and, in the case of public companies, only out of (1) distributable profits, or (2) the proceeds of a new issue of shares made for the purpose of the repurchase or redemption.

The UK Listing Authority requires that where a company has issued shares that are admitted to the Official List of the UK Listing Authority and are convertible into a class of shares to be repurchased, the holders of the convertible shares must first pass an extraordinary resolution approving any repurchase at a separate class meeting.

The UK Listing Authority requires that purchases within a 12-month period of 15 percent or more of a company’s share capital must be made through either a tender or partial offer to all shareholders. A tender offer must be made at a stated maximum or at a fixed price.

Purchases within a 12-month period below the 15 percent threshold may be made through (1) the open market, provided that the price is not more than 5 percent above the average of the middle market quotations taken from the Daily Official List of the London Stock Exchange for the five trading days before the purchase date, or (2) an off-market transaction negotiated with one or more shareholders.

Meetings of Shareholders

Under the Articles, all general meetings of shareholders will be held at the time and place determined by the directors, unless the directors	Under the Bermuda Companies Act, and subject to the right of shareholders to call special general meetings, general meetings of shareholders will be

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

fail to comply with a request of the shareholders (see below), in which case it will be held at a time and place determined by the shareholders.	held at the time and place determined by the directors. Under the Bye-laws, the annual general meeting of shareholders will be held at such time as the chairman or the chief executive officer may determine.

Special Meetings of Shareholders

Under English law, an extraordinary general meeting of shareholders may be called by (1) the board of directors, or (2) shareholders holding at least one-tenth of the paid-up capital of the company carrying voting rights at the general meetings.
Under the Bye-laws, a special general meeting may be called by Invesco Ltd.’s chief executive officer, chairman or a majority of the directors in office. Under Bermuda law, a special meeting shall also be convened by the company upon the requisition by the holders of at least 10 percent of the paid-up voting share capital of a company as provided by the Bermuda Companies Act.

The notice requirement for ordinary, extraordinary and special resolutions are as follows:

(1)   Ordinary resolution—14 clear days’ notice; and

(2)   Special resolution—21 clear days’ notice.

An annual general meeting requires 21 clear days’ notice.
Under the Bye-laws, notices of all general meetings must specify the place, the date and hour of the meeting and in case of a special meeting, the general nature of the business to be considered.

Notice must be provided at least 20 days prior to an annual general meeting and at least 5 days prior to a special general meeting.

In addition, general meetings may be called upon shorter notice if (1) in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice, or (2) in the case of an extraordinary general meeting, a majority of the shareholders holding at least 95 percent by nominal value of the shares which can be voted at the meeting so agree.

“Clear days’ notice” means calendar days and excludes (1) the date of mailing, (2) the date of receipt or deemed receipt of the notice, and (3) the date of the meeting itself. The Articles provide that documents sent by first class mail are deemed received 24 hours after mailing, and, if sent by second class mail, 72 hours after mailing.
However, general meetings may be called upon shorter notice if (1) in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice, or (2) in the case of an extraordinary general meeting, a majority of the shareholders holding at least 95 percent by nominal value of the shares which can be voted at the meeting so agree.

“Special resolutions” generally involve proposals to (1) change the name of the company, (2) alter its capital structure, (3) change or amend the rights of shareholders, (4) permit the company to issue new shares for cash without applying the shareholders pre-emptive rights, (5) amend the company’s objects clause in its memorandum of association, (6) amend the company’s articles of association, or (7) carry out other matters for which the company’s articles of association or the Companies Act prescribe that a “special resolution” is required.

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

Appraisal Rights

While English law does not generally provide for appraisal rights, a shareholder may apply to a court and the court may specify terms for the acquisition that it considers appropriate as described under “Shareholders’ Votes on Certain Transactions” below.
In the case of an amalgamation, a shareholder may apply to the Bermuda Supreme Court for an appraisal of such shareholder’s shares if such shareholder is not satisfied that fair value has been paid for such shares. The company would have the right to pay such shareholder the court appraised value of such shares or to terminate the amalgamation.
Pre-emptive Rights

Under English law, the issuance for cash of (1) equity securities, being those which, with respect to dividends or capital, carry a right to participate beyond a specified amount, or (2) rights to subscribe for or convert into equity securities, must be offered first to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution to the contrary has been passed by shareholders in a general meeting.
Under Bermuda law, unless otherwise provided in a company’s Bye-laws, shareholders of a company are not entitled to pre-emptive rights. Invesco Ltd.’s Bye-laws do not provide for pre-emptive rights.

At its annual general meeting each year, INVESCO PLC has passed, as it is the custom of many English companies whose shares are listed on the Official List of the UK Listing Authority and admitted to trading on the London Stock Exchange, a resolution to authorise the directors of INVESCO PLC to allot up to a specified amount of equity securities, generally 5 percent of issued share capital, without these pre-emption rights.

Amendment of Governing Instruments

Under English law, shareholders have the power to amend (1) the objects, or purpose, clause in a company’s memorandum of association, and (2) any provisions of the company’s articles of association by special resolution, subject to, in the case of amendments to the objects clause of the memorandum of association, the right of dissenting shareholders to apply to the courts to cancel the amendments.
Under the Bermuda Companies Act, the Bye-laws may be amended only by a resolution adopted by the Board of Directors and by resolution of the shareholders. Under Invesco Ltd.’s Bye-laws, an affirmative vote of the holders of 75 percent of the total combined voting power of all issued and outstanding shares of the company is required to amend certain of the Bye-laws.

Bermuda law provides that the memorandum of association of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given.

Under Bermuda law, the holders of an aggregate of not less than 20 percent in par value of a company’s issued share capital have the right to apply to the Bermuda courts for an annulment of any amendment of the memorandum of association adopted by shareholders at any general meeting, other than an amendment that alters or reduces a company’s share capital as provided in the

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

Bermuda Companies Act. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda court. An application for an annulment of an amendment of the memorandum of association must be made within 21 days after the date on which the resolution altering a company’s memorandum of association is passed and may be made on behalf of persons entitled to make the application by one or more of their designees as such holders may appoint in writing for such purpose. No application may be made by the shareholders voting in favour of the amendment.

Under English law, the board of directors is not authorised to change the memorandum of association or the articles of association. See “Share Class Rights” below.

Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to the class and the nature of the amendments, also require approval by extraordinary resolution of the classes affected in separate class meetings. See “Share Class Rights” below.

Preference Shares

Subject to the rights of any existing shareholders, the Articles permit INVESCO PLC to issue new shares with any rights granted to holders of such shares, including rights of priority over the INVESCO PLC Shares. INVESCO PLC currently has issued ordinary shares, 50,000 preference shares of £1 each and one special voting share of 25 pence.
Subject to the Bye-laws and Bermuda law, the Board of Directors has the power to issue any of Invesco Ltd.’s unissued shares as it determines, including the issuance of any shares or class of shares with preferred, deferred or other special rights.

Subject to certain limitations contained in the Bye-laws and any limitations prescribed by applicable law, the Board of Directors is authorized to issue preference shares in one or more series and to fix the designation, powers, preferences and rights and the qualifications, limitations or restrictions of such shares, including but not limited to dividend rates, conversion rights, voting rights, terms of redemption/repurchase (including sinking fund provisions), redemption/repurchase prices and liquidation preferences, and the number of shares constituting, and the designation of, any such series, without further vote or action by shareholders. Under Invesco Ltd.’s memorandum of association and Bye-laws, following the consolidation the company will be authorized to issue 20,000,000 shares of preference shares.

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INVESCO PLC Shareholders	Ltd. Shareholders

The special voting share has one vote in addition to any votes that may be cast by holders of Exchangeable Shares (other than INVESCO PLC). On a poll, the holder of the Special Voting Share has one vote for every four Exchangeable Shares that have been voted by holders of such Exchangeable Shares (other than INVESCO PLC). A holder of Exchangeable Shares (other than INVESCO PLC) can instruct the holder of the Special Voting Share to appoint the relevant holder of the Exchangeable Shares as proxy to attend meetings on behalf of his own interests in the Exchangeable Shares. No special voting shares may be issued in addition to the Special Voting Share without the approval of the holder of such share. When no Exchangeable Shares are outstanding (other than those held by INVESCO PLC), the Special Voting Share will automatically be redeemed and cancelled. Otherwise, the Special Voting Share is not subject to redemption by INVESCO PLC or by the holder of such share.
In addition, there will be issued a special voting share that will have substantially identical voting rights as the special voting share of INVESCO plc.

The Preference Shares were redesignated “Deferred Sterling Shares” on 15 December 2005 and the rights of the holder(s) of the Deferred Sterling Shares were altered such that (i) they are no longer entitled to receive any dividends or distributions, (ii) they do not have any entitlement to participate in the assets of the company (including on a winding-up), (iii) they are no longer entitled to receive any notice of general meetings or to attend or vote at general meetings or to attend or vote at general meetings, and (iv) the company is deemed to have an irrevocable authority at any time: (x) to appoint any person to transfer the Deferred Sterling Shares for no consideration to any persons the company may determine; and/or (y) to redeem the Deferred Sterling Shares for no consideration by giving seven days’ notice to the holders of the Deferred Sterling Shares.

Share Class Rights

The Articles provide that:

(1)   the rights of any class of shares may only be changed with the consent in writing of 75 percent of the total nominal value of shares of that class or by an extraordinary resolution passed at a separate class
The rights attached to any class or series may be amended with the written consent of the holders of 75 percent of the issued shares of the class or series being affected or with the sanction of a resolution passed by 75 percent of the votes cast at

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meeting of the holders of the relevant class of shares;	a separate general meeting of the holders of the shares of the class or series.

(2)   the quorum required for the separate class meetings is at least two people who hold, or act as proxies for, at least one third of the total nominal value of the existing shares of the class, except that at any adjournment of a class meeting one shareholder constitutes a quorum, regardless of the number of shares that person holds; and

(3) every holder of shares of a class having a separate class meeting is entitled, on a poll, to one vote in respect of each share held.

Shareholders’ Votes on Certain Transactions

The Companies Act provides for schemes of arrangement, which are arrangements or compromises between a company and any class of shareholders or creditors and used in certain types of reconstructions, amalgamations, capital reorganisations or takeovers. These arrangements require the approval of (1) at special meetings convened by order of the court, a majority in number of each class of shareholders or creditors representing 75 percent in value of the capital held by or debt owed to that class present and voting in person or by proxy, and (2) the court.
Invesco Ltd. may acquire the business of another Bermuda company or a company incorporated outside Bermuda. Pursuant to the Bye-laws, the company may, with the approval of the board and, except in the case of certain amalgamations with and between wholly-owned Bermudian subsidiaries, the affirmative vote of at least the required majority of all of the shareholders of the amalgamating company (whether or not, in respect of any given class of shares, such class ordinarily carries the right to vote) at a general meeting at which a quorum is present, amalgamate with another Bermuda company or with a body incorporated outside Bermuda.

Once approved, sanctioned and becoming effective, all shareholders and creditors of the relevant class and the company are bound by the terms of the scheme, and a dissenting shareholder would have no rights comparable to appraisal rights provided under the corporate laws of most U.S. states.
As a Bermuda company, Invesco Ltd. may enter into certain business transactions with significant shareholders, including asset sales, in which a significant shareholder receives, or could receive, a financial benefit that is greater than that received, or to be received, by other shareholders with prior approval from the Board of Directors but without obtaining prior approval from the company’s shareholders.

Additional limitations are described below under “Takeover Related Provisions.”

Under the rules of the UK Listing Authority, shareholder approval:

(1)   is usually required for an acquisition or disposal by a listed company if, generally, the size of the company or business to be acquired or disposed of represents 25 percent or more of the assets, profits, turnover or gross capital of the listed company or if the consideration to be paid represents 25 percent or more of the

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aggregate market value of the listed company’s equity shares; and

(2) may also be required for an acquisition or disposal of assets between a listed company and parties, including:

(a) directors or shadow directors of the company or its subsidiaries;

(b)   any person who is, or was in the last 12 months preceding the date of the transaction, a holder of 10 percent or more of the nominal value of any class of the company’s or any holding company’s or its subsidiary’s shares having the right to vote; or

(c) any of their affiliates.

Rights of Inspection

Except when closed pursuant to the Companies Act, the register and index of names of shareholders of an English company may be inspected during business hours (1) for free, by its shareholders, and (2) for a fee by any member of the public.

The public right of access is subject to the persons making the inspection providing information about themselves and the use to which the information they gather will be put.

The company may apply to court to deny such a request if it is not for “a proper purpose”.
Members of the general public have the right to inspect Invesco Ltd.’s public documents available at the office of the Registrar of Companies in Bermuda and the company’s registered office in Bermuda, which will include the company’s memorandum of association (including its objects and powers) and any alteration to the memorandum of association and documents relating to any increase or reduction of authorized capital. Shareholders have the additional right to inspect the Bye-laws, minutes of general meetings and audited annual financial statements, which must be presented to the annual general meeting of shareholders. The register of shareholders is also open to inspection by shareholders or members of the public without charge, and copies are to be provided on request with the payment of the appropriate fee. Invesco Ltd. is also required to maintain a share register in Bermuda but, after the shares are listed on the NYSE and giving the required notice to the Bermuda Registrar of Companies, the company may establish a branch register outside of Bermuda. Invesco Ltd. is required to keep at the registered office a register of the company’s directors and officers (containing that information required under Bermuda law), which is open for inspection by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

In both cases, the documents may be copied for a fee.

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The shareholders of an English public company may also inspect, without charge, during business hours (1) minutes of meetings of the shareholders and obtain copies of the minutes for a fee, and (2) service contracts of the company’s directors.

In addition, the published annual accounts of a public company are required to be available for shareholders at a general meeting and a shareholder is entitled to a copy of these accounts.

The shareholders of INVESCO PLC do not have rights to inspect the accounting records of INVESCO PLC or minutes of meetings of its directors.

Standard of Conduct for Directors

Under English law, a director has fiduciary and certain statutory duties. The general statutory duties of directors are:

(1)   to act in accordance with their powers;

(2)   to promote the success of the company;

(3)   to exercise independent judgment;

(4)   to exercise reasonable care, skill and diligence;

(5)   to avoid conflicts of interest;

(6)   not to accept benefits from third parties; and

(7)   to declare interests in proposed transactions with the country.

In promoting the success of the company, directors must have regard to the following factors:
Under Bermuda common law, members of a board of directors owe a fiduciary duty to a company to act in good faith in their dealings with or on behalf of such company and to exercise their powers and fulfil the duties of their office honestly. This duty has the following essential elements:

•     a duty to act in good faith in the best interests of such company;

•     a duty not to make a personal profit from opportunities that arise from the office of director;

•     a duty to avoid conflicts of interest; and

•     a duty to exercise powers for the purpose for which such powers were intended.

The Bermuda Companies Act imposes a duty on directors and officers of a Bermuda company:

(1)   the likely long term consequences of decisions;

(2)   the interests of employees;

(3)   the need to foster business relationships with suppliers, customers and others;

(4)   the impact of operations on the environment;

(5)   maintaining high standards of business conduct; and

(6)   the need to act fairly between members of the company.

INVESCO PLC’s board of directors currently consists of eight members, two of whom are executive officers of INVESCO PLC.
•     to act honestly and in good faith, with a view to the best interests of such company; and

•     to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

In addition, the Bermuda Companies Act imposes various duties on officers of a company with respect to certain matters of management and administration of such company. The Bermuda Companies Act provides that in any proceedings for negligence, default, breach of duty or breach of trust against any officer, if it appears to a court that such officer is or may be liable in respect of the negligence, default, breach of duty or breach of trust, but that he has acted honestly and reasonably, and that, having regard to all the

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circumstances of the case, including those connected with his appointment, he ought fairly to be excused for the negligence, default, breach of duty or breach of trust, such court may relieve him, either wholly or partly, from any liability on such terms as such court may think fit. This provision has been interpreted to apply only to actions brought by or on behalf of a company against such officers. The Bye-laws, however, provide that each of the company’s present and future shareholders waive all claims or rights of action that such shareholder might have, individually or in the right of our company, against any of the directors, officers or employees for any act or failure to act in the performance of the duties of such director, officer or employee, provided that this waiver does not extend to any matter in which such director, officer or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to the company.

Under Bermuda law and the Bye-laws, a transaction entered into by Invesco Ltd., in which a director has an interest, will not be avoidable by the company, and such director will not be liable to the company for any profit realized pursuant to such transaction, provided the nature of the interest is duly disclosed to the Nominating and Governance Committee. In addition, the Bye-laws allow a director to be taken into account in determining whether a quorum is present and to vote on a transaction in which the director has an interest following a declaration of the interest to the Nominating and Governance Committee, provided that the director is not disqualified from doing so by the chairman of the meeting.

Classification of the Board of Directors

While English law permits a company to provide for terms of different length for its directors, the Articles do not provide for any such differentiation. The Articles provide that at each annual general meeting, all directors who were elected since the immediately preceding annual general meeting or last re-elected at or before the
The Bye-laws provide that the number of directors will be determined by the Board of Directors. After the Scheme becomes effective, the Board of Directors will consist of the same nine persons currently serving as directors and will be divided into three classes. Each director generally will serve a three year term, with termination staggered

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annual general meeting held in the third calendar year before will retire from office. These retired directors will be eligible for re-election at that annual general meeting.	according to class.

Majority Voting for Directors

Under English law, at any general meeting held for the purpose of electing directors at which a quorum is present, director nominees receiving a majority of votes cast at the meeting will be elected as directors, provided that every such appointment must be voted on individually by a single resolution unless otherwise agreed by a previous resolution. The shareholders may also by a majority of votes remove a director and appoint another person as a director in his place, provided that special notice of the resolution to remove the director should be given to the company at least 28 days before the meeting at which it is moved.
Under the Bye-laws, at any general meeting held for the purpose of electing directors at which a quorum is present, each director nominee receiving a majority of the votes cast at the meeting will be elected as a director. If a nominee for director who is an incumbent director is not elected and no successor has been elected at the meeting, the director is required under the Bye-laws to submit his or her resignation as a director. Invesco Ltd.’s Nominating and Corporate Governance Committee will then recommend to the full Board whether to accept or reject the resignation. The Board is required to act on the resignation and publicly disclose its decision within 90 days of the certification of the election results. If the resignation is not accepted by the Board, the director will continue to serve until the next annual general meeting and until his or her successor is duly elected, or his or her earlier resignation or removal. If the director’s resignation is accepted by the Board, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board may fill the vacancy.

However, if the number of nominees exceeds the number of directors to be elected, rather than the majority voting standard described above, the director nominees receiving a plurality of the votes cast at the meeting will be elected as directors.

Removal of Directors

Under the Companies Act, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions of the company’s articles of association or of the service contract the director has with the company, provided that 28 clear days’ notice of the resolution is given to the company. See “Classification of the Board of Directors” above.
Shareholders may remove a director only for cause (defined in our Bye-laws to mean (1) wilful misconduct or gross negligence which is materially injurious to Invesco Ltd., (2) fraud or embezzlement or (3) a conviction of, or a plea of “guilty” or “no contest” to, a felony) by the affirmative vote of at least a majority of the votes cast at a general meeting, provided that the notice of any such meeting convened for the purpose of removing a director shall contain a statement of the intention to do so and shall be provided to that director at least 14 days before the meeting.

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INVESCO PLC Shareholders	Ltd. Shareholders

Vacancies on the Board of Directors

Under English law, shareholders may by ordinary resolution, at a meeting at which any director retires, appoint a person to be a director:

(1)   to fill a vacancy; or

(2)   to become an additional director,
Vacancies on the Board of Directors can be filled by the Board of Directors if the vacancy occurs as a result of, among other things, death, disability, disqualification or resignation of a director, or an increase in the size of the Board of Directors. Shareholders have the right to fill a vacancy created by the removal of a director for cause at the meeting at which the director is removed.

subject to any maximum provided in the company’s articles of association.

The board of directors has the power to appoint a director to serve until the next annual general meeting of the company, whereupon the director concerned is required to retire but will be eligible for election.

Liability of Directors and Officers

English law does not permit a company to exempt any director or officer of the company or any person employed by the company as an auditor from any liability arising from negligence, default, breach of duty or breach of trust against the company.
The Bye-laws provide that none of Invesco Ltd.’s officers, directors or employees will be personally liable to Invesco Ltd. or its shareholders for any action or failure to act to the full extent permitted by law.

However, a company may by ordinary resolution ratify a director’s conduct amounting to negligence, default, breach of duty or breach of trust.

Indemnification of Directors and Officers

English law does not permit a company to indemnify:

(1)   a director or officer of the company; or

(2)   any person employed by the company as an auditor

against any liability arising from negligence, default, breach of duty or breach of trust against the company, except that indemnification is allowed for liabilities:

(1)   defending any proceeding in which judgment is entered in favour of the director or officer or the director or officer is acquitted; or

(2)   proceedings in which the director or officer is held liable, but the court finds that he acted honestly and reasonably and that relief should be granted.

The Articles provide that to the extent permitted by the Companies Act, every director or other officer is to be indemnified against liabilities he incurs in
Pursuant to the Bye-laws, Invesco Ltd. will indemnify its officers, directors and employees to the fullest extent permitted by Bermuda law. Such indemnity will extend, without limitation, to any matter in which an officer, director or employee of Invesco Ltd. may be guilty of negligence, default, breach of duty or breach of trust in relation to us or any of our subsidiaries, but will not extend to any matter in which such officer, director or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to Invesco Ltd.

The Bermuda Companies Act enables companies to purchase and maintain, and the Bye-laws permit Invesco Ltd. to purchase and maintain, insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company.

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the actual or purported discharge of his duties or exercise of his power.

The Companies Act enables companies to purchase and maintain insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company.

INVESCO PLC maintains directors’ and officers’ insurance.

Shareholders’ Suits

The Companies Act permits a shareholder whose name is on the register of shareholders of the company to apply for a court order (1) when the company’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim, or (2) when any actual or proposed act or omission of the company is or would be so prejudicial. A court has wide discretion in granting relief, and may authorise civil proceedings to be brought in the name of the company by a shareholder on terms that the court directs.

English law also permits lawsuits by shareholders on behalf of the company or on behalf of other shareholders in circumstances where there is an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of the company.

Before such proceedings can be brought, the applicant is required to show a prima facie case against the defendant and the claim can only proceed with the Court’s permission.

In order to become a shareholder and enforce these rights under English law, holders of INVESCO PLC ADSs will be required to withdraw from the Depositary at least one of their INVESCO PLC Shares underlying the INVESCO PLC ADSs. See “Description of INVESCO PLC ADSs—Deposit and Withdrawal” in Part VI for information about how to withdraw INVESCO PLC Shares.
Class actions and derivative actions are generally not available to shareholders under the laws of Bermuda. However, the Bermuda courts ordinarily would be expected to follow English case law precedent, which would permit a shareholder to commence an action in Invesco Ltd.’s name to remedy a wrong done to the company where the act complained of is alleged to be beyond Invesco Ltd.’s corporate power or is illegal or would result in the violation of the memorandum of association or Bye-laws. Furthermore, consideration would be given by the court to acts that are alleged to constitute a fraud against the minority shareholders or where an act requires the approval of a greater percentage of shareholders than actually approved it. The winning party in such an action generally would be able to recover a portion of attorneys’ fees incurred in connection with such action. The Bye-laws provide that all present and future shareholders waive all claims or rights of action that they might have, individually or in the right of the company, against any of the company’s directors, officers or employees for any action or failure to act in the performance of the duties of such director, officer or employee, except that such waiver does not extend to any matter in which such director, officer or employee is found, by a court of competent jurisdiction in a final judgment or decree not subject to appeal, guilty of any fraud or dishonesty in relation to the company.

Takeover of Public Companies

A takeover of INVESCO PLC would be regulated by the UK Takeover Code administered by the Takeover Panel, a body consisting of representatives of the City of London financial and professional institutions, which oversees the conduct of takeovers.
There is no equivalent to the Takeover Code in Bermuda. However, directors have fiduciary duties similar to UK law to act in the best interests of the company as a whole.

The Bye-laws also contain certain provisions that may impede or delay an unsolicited takeover of the

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The Takeover Code provides that the person making an offer is obliged to comply with a strict takeover timetable and that he is also restricted in his ability to make announcements and, having made a relevant announcement, is obliged to adhere to the terms thereof.

All shareholders of the target company must be treated equally and, as such, special or favourable deals between the person making the offer and the shareholders of a target company are prohibited.

The Takeover Code imposes a high degree of transparency by requiring, amongst others, the person making the offer, the target company and their respective “associates”, to disclose publicly their dealings in relevant securities. If the person making the offer fails to complete an offer, he is prohibited from making another offer within twelve months.

The Takeover Code provides that when (1) any person acquires, whether by a series of transactions over a period of time or not, shares which, together with shares held or acquired by persons acting in concert with him, represent 30 percent or more of the voting rights of a public company, or (2) any person, together with persons acting in concert with him, holds at least 30 percent but not more than 50 percent of the voting rights and that person, or any person acting in concert with him, acquires any additional shares, the person must generally make an offer for all of the equity shares of the company, whether voting or non-voting, and any class of voting non-equity shares of the company held by that person or any person acting in concert with him, for cash, or accompanied by a cash alternative, at not less than the highest price paid by the persons or these persons for the relevant shares during the 12 months preceding the date of the offer.

Under English law, directors of a company have a fiduciary duty to take only those actions that are in the interests of the company as a whole. Generally, anti-takeover measures are not actions that fall within this category. Under the Takeover Code, a company is prohibited from taking any action without the approval of its shareholders at a general meeting after:

(1)   a bona fide offer has been communicated to its board of directors; or

(2)   its board of directors believes that a bona fide offer is imminent, company under certain circumstances. For example, under the Bye-laws:

•     Invesco Ltd. is prohibited from engaging, under certain circumstances, in a business combination (as defined in the Bye-laws) with any interested shareholder (as defined in the Bye-laws) for three years following the date that the shareholder became an interested shareholder. A “business combination” is defined to include, among other things, a merger or consolidation involving the company and the interested shareholder and a sale of more than 10 percent of the company’s assets. In general, an “interested shareholder” is defined as any entity or person beneficially owning 15 percent or more of the company’s outstanding voting stock and any entity or person affiliated with or associated with that entity or person;

•     The board of directors, without further shareholder action, is permitted by the Bye-laws to issue preference shares, in one or more series, and determine by resolution any designations, preferences, qualifications, privileges, limitations, restrictions, or special or relative rights of additional series. The rights of preferred shareholders may supersede the rights of common shareholders;

•     The board of directors is classified into three classes with the election years of the members of each class staggered such that the members of only one of the three classes are elected each year. In addition, shareholders may only remove directors for cause (as defined in the Bye-laws);

•     The board of directors is authorized to expand its size and fill the vacancies; and

•     Shareholders cannot act by written consent unless the consent is unanimous.

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if such action could effectively result in the offer being frustrated or the shareholders being denied an opportunity to decide on its merits.

The UK Companies Act 2006 provides (1) that where a takeover offer is made for the shares of a company incorporated under the Companies Act or the UK Companies Act 2006, and (2) within three months of the date of the offer, the offeror has acquired or contracted to acquire at least 90 percent in value of the shares of any class to which the offer relates, the offeror may require shareholders who do not accept the offer to transfer their shares on the terms of the offer. A dissenting shareholder may object to the transfer or its proposed terms by applying to the court within six weeks of the date on which notice of the transfer was given. In the absence of fraud or oppression, the court is unlikely to order that the acquisition shall not take effect, but it may specify terms of the transfer that it finds appropriate. A minority shareholder is also entitled in these circumstances, in the alternative, to require the offeror to acquire his shares on the terms of the offer.
Bermuda law provides that where an offer is made for shares of a company and, within four months of the offer, the holders of not less than 90 percent of the shares which are the subject of the offer accept, the offeror may by notice require the non-tendering shareholders to transfer their shares on the terms of the offer. Dissenting shareholders may apply to the court within one month of the notice, objecting to the transfer. The burden is on the dissenting shareholders to show that the court should exercise its discretion to enjoin the required transfer, which the court will be unlikely to do unless there is evidence of fraud or bad faith or collusion between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out minority shareholders.

Disclosure of Interests

The Disclosure and Transparency Directive provides that anyone who acquires a material interest or becomes aware that he has acquired a material interest in 3 percent or more of any class of shares of a public company’s issued share capital carrying rights to vote at general shareholder meetings must notify that company in writing of his interest within two days. Thereafter, any increase or decrease of a whole percentage or decrease that reduces the interest to below 3 percent must be notified in writing to the company.

This requirement applies to holders of INVESCO PLC Shares.
There is no similar legislation in Bermuda that would require disclosure of material interests in a Bermuda company.

However, since Invesco Ltd. Shares will be registered under Section 12 of the US Exchange Act, beneficial owners of more than 5 percent of any class of the company’s shares that are registered under Section 12 of the Exchange Act must be reported along with specified information to the SEC by filing a Schedule 13G or 13D. The company’s common shares will be registered under Section 12 of the Exchange Act.

In addition, the Companies Act provides that a public company may, by notice in writing, require a person whom the company knows or reasonably believes to be or to have been within the three preceding years, interested in the company’s issued voting share capital to (1) confirm whether this is or is not the case, and (2) if this is the case, to give further information that the company requires relating to his interest or any other interest in the company’s shares of which he is aware.

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The disclosure must be made within a reasonable period as specified in the relevant notice which may be as short as one or two days.

Holding INVESCO PLC ADSs will generally constitute holding an interest in the underlying INVESCO PLC Shares and subject such holders to the requirements described above.

When the notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, among other things:

(1) any transfer of the shares;
(2) the exercise of voting rights;
(3) the issue of further shares; and
(4) other than in a liquidation, dividends and other payments.

Subject to exceptions in limited circumstances, any agreement to transfer shares which are subject to restriction (1) above is void. In respect of an interest in shares that is less than 0.25 percent of the relevant class of shares in a company whose shares are traded on the London Stock Exchange, the restrictions extend only to prohibition on attending and voting at shareholders’ meetings.

The Articles provide that the INVESCO PLC board of directors may impose the restrictions on shareholders set forth in the above paragraph, which restrictions are normally imposed by the court in the event a notice is served. In addition, holders of INVESCO PLC ADSs are required to comply with specified US securities law requirements, including filing Schedules 13D with respect, to their beneficial ownership of the underlying INVESCO PLC Shares if they beneficially hold more than 5 percent of the issued INVESCO PLC Shares outstanding.

INVESCO PLC is required by the listing rules of the UK Listing Authority to disclose in its annual report the identity and share interests of its directors and any persons connected with them, as defined in the Companies Act, and of any person with an interest of 3 percent or more of its ordinary shares, including ordinary shares underlying INVESCO PLC ADSs.

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Short Swing Profits

Directors of INVESCO PLC are subject to applicable UK legislation prohibiting insider dealing and market abuse.

In addition, as a result of losing “foreign private issuer status” in the United States, INVESCO PLC’s directors, executive officers and beneficial owners of more than 10 percent of any class of its securities that are registered under Section 12 of the Exchange Act are subject to be updated.]the “short-swing” profit and reporting obligations under the U.S. securities laws and, as such, may be required to disgorge any profits such persons realized as a result of buying and selling such securities within any six month period.
Directors, executive officers and beneficial owners of more than 10 percent of any class of Invesco Ltd.’s securities that are registered under Section 12 of the Exchange Act will continue to be subject to the “short-swing” profit and reporting obligations under the U.S. securities laws. They will also be subject to the UK legislation prohibiting insider dealing and market abuse.

However, following the Scheme becoming effective, directors of Invesco Ltd. will not be required to comply with the Model Code of the UK Listing Authority that has been adopted by INVESCO PLC.

In addition, the directors have to comply with the Model Code of the UK Listing Authority that has been adopted by INVESCO PLC, which provides that the considerations taken into account by directors when deciding whether or not to deal in shares of the company of which they are a director must not be of a short-term nature. The Model Code also places additional restrictions on trading during periods prior to announcement of a company’s results or when in the possession of inside information.

Proxy Statements, Notices and Reports to Shareholders

INVESCO PLC is governed by the Companies Act and the listing rules of the UK Listing Authority regulating notices of shareholder meetings, which generally provide that notice of a shareholder meeting must be accompanied by (1) a shareholder circular containing an explanation of the purpose of the meeting, and (2) the recommendations of the board of directors with respect to actions to be taken.
Invesco Ltd. will not be subject to the requirements of the Companies Act nor the requirements of the UK Listing Authority relating to the content of notices to shareholders. However, it will continue to be subject to the U.S. securities rules.

As a result of losing “foreign private issuer status” in the United States, INVESCO PLC is now also required to comply with U.S. securities rules relating to disclosures required in connection with and certain other matters relating to the delivery of materials for both annual general meetings and special general meetings and the solicitation of proxies in connection therewith.

In addition, INVESCO PLC sends INVESCO PLC Shareholders a copy of its annual report and accounts or a summary thereof.

Provisions Currently applicable to	Provisions that will be applicable to Invesco
INVESCO PLC Shareholders	Ltd. Shareholders

In addition, under the listing rules of the UK Listing Authority, INVESCO PLC currently, depending on their size and importance, is required to send to shareholders details relating to certain acquisitions, dispositions, takeovers, mergers and offers either made by or in respect of the company.

Reporting Requirements

As a result of losing “foreign private issuer” status in the United States, INVESCO PLC is now required to comply with U.S. securities rules relating to the periodic reporting of information regarding INVESCO PLC. These disclosures include annual reports on Form 10-K that must be filed with the SEC after the end of each fiscal year, quarterly reports on Form 10-Q that must be filed with the SEC after the end of each fiscal quarter and current reports on Form 8-K that must be filed with the SEC promptly following the occurrence of certain specified events.
Invesco Ltd. will continue to be required to comply with the U.S. securities rules.

INVESCO PLC is required to notify the UK Listing Authority of:

(1) any major new developments relating to its business which are not public knowledge and may lead to a substantial movement in its share price;

(2) notifications received by it from persons holding an interest in 3 percent or more of any class of the company’s share capital;

(3) any changes in its board of directors;

(4) any purchase or redemption by it of its own equity securities;

(5) interests of directors in its shares or debentures; and

(6) changes in its capital structure.

PART IV
CONDITIONS TO THE IMPLEMENTATION OF THE SCHEME
1.	The Scheme will be conditional upon:

(a)	approval of the Scheme by a majority in number of those holders of INVESCO PLC Shares who are present and vote either in person or by proxy at the Court Meeting and who represent 75 percent or more in value of all INVESCO PLC Shares held by such shareholders and which are voted at the Court Meeting;

(b)	the first special resolution set out in the notice of the Extraordinary General Meeting, being duly passed by the requisite majority at the Extraordinary General Meeting. This resolution includes the following:
(i)	the share capital of the Company be reduced by cancelling and extinguishing all of the Scheme Shares;

(ii)	upon such reduction of capital taking effect, the authorised capital of the Company be increased to its former amount by the creation of such number of INVESCO PLC Shares as shall be equal to the number of Scheme Shares cancelled and the reserve rising in the books of account of the Company as a result of such reduction of capital be capitalised and applied in paying up at par the INVESCO PLC Shares. These shares are to be issued to Invesco Ltd.;

(iii)	the directors be authorised to make the allotments referred to above;

(iv)	further the articles of association of the Company be amended to ensure that any INVESCO PLC Shares issued after the INVESCO PLC Meetings are compulsorily brought under the provisions of the Scheme; and
(c)	the sanction (with or without modification agreed by INVESCO PLC and Invesco Ltd.) of the Scheme and the confirmation of the reduction of capital involved therein by the Court and an office copy of the Court Order and the minute of such reduction attached thereto being delivered for registration to the Registrar of Companies in England and Wales and, in relation to the Capital Reduction, being registered.
(d)	all necessary approvals or consents for the implementation of the Scheme from all relevant authorities having been obtained by Invesco Ltd., INVESCO PLC and other group companies (as relevant).
2.	The Company and Invesco Ltd. have agreed that application to the Court to sanction the Scheme and to confirm the Capital Reduction will not be made unless immediately prior to the hearing of the petition to sanction the Scheme the following conditions are satisfied or waived as referred to below:
(a)	the cancellation of the INVESCO PLC SV Share shall have been approved at the Extraordinary General Meeting;
(b)	the listing of the Invesco Ltd. Shares shall have been approved, subject to notices of issuance, by NYSE;
(c)	clearances shall have been secured under Section 138 of the Taxation of Chargeable Gains Act 1992 and Section 707 of the Income and Corporation Taxes Act 1988; and
(d)	INVESCO PLC is satisfied that it has such consents as it may determine to be appropriate in order to effect the group reorganisation referred to in paragraph 2.4 of Part II.

PART V
SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE CHANCERY DIVISION COMPANIES COURT	No. [•] of 2007
IN THE MATTER INVESCO PLC
and
IN THE MATTER OF THE COMPANIES ACT 1985
SCHEME OF ARRANGEMENT
(under section 425 of the Companies Act 1985)
between
INVESCO PLC
and the holders of its Scheme Shares
(as hereinafter defined)
PRELIMINARY
(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“business day”	a day on which London Stock Exchange Plc is open for the transaction of business;

“Capita Registrars”	Capita Registrars (a trading name of Capita IRG Plc);

“certificated” or “in certificated form”	not in uncertificated form (that is, not in CREST);

“Companies Act”	the Companies Act 1985 (as amended);

“Company”	INVESCO PLC, incorporated in England and Wales with registered number 308372;

“Court”	the High Court of Justice in England and Wales;

“Court Meeting”	the meeting of the holders of the Scheme Shares convened by order of the Court pursuant to Section 425 of the Companies Act to consider and, if thought fit, approve this Scheme, including any adjournment thereof;

“CREST”	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear UK & Ireland Limited in accordance with the Uncertificated Securities Regulations 2001;

“Effective Date”	the date on which this Scheme becomes effective in accordance with Clause 7;

“holder”	includes a person entitled by transmission;

“Invesco Ltd. Shares”	common shares of par value U.S.$0.10 each of Invesco Ltd.;

“Invesco Ltd.”	Invesco Ltd., incorporated in Bermuda;

“INVESCO PLC Shares”	ordinary shares of 10 US cents each in the capital of the Company;

“Scheme”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by the Company and Invesco Ltd.;

“Scheme Record Time”	6:00 p.m. on the business day immediately preceding the Effective Date;

“Scheme Shares”	(i) the INVESCO PLC Shares in issue at the date of this Scheme;

(ii) any INVESCO PLC Shares issued after the date of this Scheme and before the Voting Record Time;

(iii)  any INVESCO PLC Shares issued at or after the Voting Record Time and before the Scheme Record Time in respect of which the original or any subsequent holders thereof are, or shall have agreed in writing to be, bound by this Scheme;

“uncertificated’’ or ‘‘in uncertificated form”	recorded on the relevant register as being held in uncertificated form in CREST and title to which may be transferred by virtue of CREST;

“United States”	the United States of America including each state therein, the District of Columbia, Puerto Rico, the United States Virgin Islands and each of the other territories and possessions of the United States of America;

“Voting Record Time”	6:00 p.m. on the day which is two days before the date of the Court Meeting or, if the Court Meeting is adjourned, 6:00 p.m. on the day which is two days before the date of such adjourned meeting, and references to Clauses are to Clauses of this Scheme.
(B)	The authorised share capital of the Company at the date of this Scheme, is U.S.$105,000,000 and £50,000.25 divided into 1,050,000,000 ordinary shares of 10 US cents each, 50,000 preference shares of £1 each which have been redesignated as deferred sterling shares and one special voting share of 25 pence, of which as at the close of business on [•] 2007, [•] ordinary shares, 50,000 deferred sterling shares and one special voting share had been issued and were credited as fully paid and the remainder of the ordinary shares were unissued.
(C)	Invesco Ltd. was incorporated on 12 September 2007 with its present name under the laws of Bermuda as an exempted company. The authorised share capital of Invesco Ltd. at the date of this Scheme is U.S.$10 divided into 100 shares of par value U.S.$0.10 each, all of which have been issued to the Company.
(D)	Invesco Ltd. has agreed to appear by Counsel on the hearing of the petition to sanction this Scheme and to submit to be bound by and to undertake to the Court to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME
1	Cancellation of the Scheme Shares
1.1	The capital of the Company shall be reduced by cancelling and extinguishing the Scheme Shares.

1.2	Subject to and forthwith upon the said reduction of capital taking effect:
1.2.1	the authorised share capital of the Company shall be increased to its former amount by the creation of such number of new INVESCO PLC Shares as shall be equal to the number of Scheme Shares cancelled pursuant to Clause 1.1; and

1.2.2	the reserve arising in the books of account of the Company as a result of the said reduction of capital shall be capitalised and applied in paying up in full at par the new INVESCO PLC Shares created pursuant to Clause 1.2.1 which shall be allotted and issued credited as fully paid to Invesco Ltd. and/or its nominee(s).
2	Consideration for cancellation of the Scheme Shares
2.1	In consideration for the cancellation of the Scheme Shares and the allotment and issue of the new INVESCO PLC Shares as provided in Clause 1, Invesco Ltd. shall (subject to the remaining provisions of this Scheme) allot and issue to the holders of the Scheme Shares (as appearing in the register of members of the Company at the Scheme Record Time) one Invesco Ltd. Share, credited as fully paid at par, for every Scheme Share then held by them.

2.2	The Invesco Ltd. Shares to be issued pursuant to this Clause shall rank pari passu in all respects with all other fully paid Invesco Ltd. Shares in issue on the Effective Date.
3	Overseas Shareholders
3.1	The provisions of Clause 2 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if, in respect of any holder of Scheme Shares with a registered address in a jurisdiction outside the United Kingdom or the United States or whom Invesco Ltd. reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom or the United States, Invesco Ltd. is advised that the allotment and/or issue of Invesco Ltd. Shares pursuant to Clause 2 would or might infringe the laws of such jurisdiction or would or might require Invesco Ltd. to comply with any governmental or other consent or any registration, filing or other formality with which Invesco Ltd. is unable to comply or compliance with which Invesco Ltd. regards as unduly onerous, Invesco Ltd. may in its sole discretion determine that such Invesco Ltd. Shares (or any shares in the capital of Invesco Ltd. resulting from the consolidation of such shares) shall be sold, in which event the Invesco Ltd. Shares shall be issued to such holder and Invesco Ltd. shall appoint a person to act pursuant to this Clause 3.1 and such person shall be authorised on behalf of such holder to procure that any shares in respect of which Invesco Ltd. has made such determination shall, as soon as practicable following the Effective Date, be sold.

3.2	Any sale under Clause 3.1 shall be carried out at the best price which can reasonably be obtained at the time of sale and the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including value added tax) shall be paid to the persons entitled thereto in accordance with their entitlements. To give effect to any sale under Clause 3.1, the person appointed by Invesco Ltd. in accordance with Clause 3.1 shall be authorised as attorney on behalf of the holder concerned to execute and deliver as transferor an instrument or instruction of transfer and to give such instructions and to do all other things which he may consider necessary or expedient in connection with such sale. In the absence of bad faith or wilful default, none of the Company, Invesco

Ltd. or the person so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.
4	Settlement of Consideration
4.1	Settlement of the Invesco Ltd. Shares to be allotted and issued pursuant to Clause 2.1 shall be effected as follows:
4.1.1	in the case of Scheme Shares which at the Scheme Record Time are in certificated form, Invesco Ltd. will allot and issue the relevant Invesco Ltd. Shares in book entry (uncertificated) form under the direct registration system in the United States on or as soon as reasonably practicable after the Effective Date and in any event before the Share Capital Consolidation. Invesco Ltd. shall deliver written notification of the relevant holding in book entry form to the persons entitled thereto as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date:

4.1.2	in the case of Scheme Shares which at the Scheme Record Time are in uncertificated form, Invesco Ltd. will allot and issue the relevant Invesco Ltd. Shares to CREST International Nominees’ account at the Depositary Trust and Clearing Corporation on or as soon as reasonably practicable after the Effective Date and in any event before the Share Capital Consolidation, and CREST Depositary Limited will then issue Invesco Ltd. CREST depositary interests to the appropriate accounts in CREST of the holders of the Scheme Shares. A statement of entitlement detailing the holding of CREST depositary interests will be sent to such holders of Scheme Shares as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date;

provided that in the case of Scheme Shares which at the Scheme Record Time are in certificated or uncertificated form, Invesco Ltd. reserves the right to settle all or part of the relevant Invesco Ltd. shares in certificated form in the manner set out in Clause 4.2 if, for any reason, it wishes to do so.
4.2	Where Invesco Ltd. Shares are to be issued in certificated form, Invesco Ltd. shall allot and issue such shares on or as soon as reasonably practicable after the Effective Date and in any event before the Share Capital Consolidation and shall deliver the certificates therefor to the persons entitled thereto as soon as reasonably practicable after, and in any event within 14 days of, the Effective Date.

4.3	All deliveries of notifications, statements, certificates or cheques shall be effected by sending the same by first class post in prepaid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in such register at the Scheme Record Time (except, in either case, as otherwise directed in writing) or in accordance with any special instructions regarding communications, and none of Invesco Ltd., the Company or the person appointed by Invesco Ltd. in accordance with Clause 3.1 shall be responsible for any loss or delay in the transmission of any notifications, statements, certificates or cheques sent in accordance with this Clause 4.3, which shall be sent at the risk of the persons entitled thereto.

4.4	All cheques shall be made payable to the persons respectively entitled to the moneys represented thereby (or, in the case of joint holders, to that one of the joint holders whose name stands first in the register of members of the Company in respect of such joint holding at the Scheme Record Time) or to such other persons (if any) as such persons may direct in writing and the encashment of any such cheque shall be a complete discharge to the Company for the moneys represented thereby.

4.5	The provisions of this Clause 4 shall be subject to any prohibition or condition imposed by law.

5	Certificates and Cancellations

With effect from and including the Effective Date:
5.1	all certificates representing Scheme Shares shall cease to have effect as documents of title to the Scheme Shares comprised therein and every holder of Scheme Shares shall be bound at the request of the Company to deliver up the same to the Company or as it may direct or to destroy the same; and

5.2	Euroclear UK & Ireland Limited shall be instructed to cancel the entitlements to Scheme Shares of holders of Scheme Shares in uncertificated form.
6	Mandates and other instructions

All instructions to the Company in force at the Scheme Record Time relating to the Scheme Shares shall, unless they relate to dividends (which shall be deemed to be revoked) or unless and until otherwise revoked or amended, be deemed as from the Effective Date to be valid and effective mandates and instructions to Invesco Ltd. in relation to the Invesco Ltd. Shares issued in respect thereof.

7	Effective Date
7.1	This Scheme shall become effective as soon as an office copy of the order of the Court sanctioning this Scheme under Section 425 of the Companies Act and confirming under Section 137 of the Companies Act the reduction of the capital of the Company provided for by this Scheme shall have been delivered to the Registrar of Companies in England and Wales for registration and, in the case of the confirmation of the reduction of capital, registered.

7.2	Unless this Scheme shall become effective on or before 30 June 2008, or such later date, if any, as the Company and Invesco Ltd. may agree and the Court may allow, this Scheme shall never become effective.
8	Modification

The Company and Invesco Ltd. may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

Dated [•] October 2007

PART VI
IMPORTANT INFORMATION FOR SHAREHOLDERS
This Part VI highlights some of the key aspects of the Proposal which could materially affect Invesco Ltd. and the Invesco Ltd. Shares. The items below should be considered together with all other information contained in this document and INVESCO PLC Shareholders are urged to read this document in its entirety.

1	General Principles and Application of the Takeover Code

As noted in Part II at paragraph 7, as Invesco Ltd. is incorporated in Bermuda once the Scheme has become effective, the Takeover Code will not apply to Invesco Ltd.
1.1	The General Principles of the Takeover Code
(1)	All holders of the securities of an offeree company of the same class must be afforded equivalent treatment; moreover, if a person acquires control of a company, the other holders of securities must be protected.

(2)	The holders of the securities of an offeree company must have sufficient time and information to enable them to reach a properly informed decision on the bid; where it advises the holders of securities, the board of the offeree company must give its views on the effects of implementation of the bid on employment, conditions of employment and the locations of the company’s places of business.

(3)	The board of an offeree company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the bid.

(4)	False markets must not be created in the securities of the offeree company, of the offeror company or of any other company concerned by the bid in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted.

(5)	An offeror must announce a bid only after ensuring that he/she can fulfil in full any cash consideration, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration.

(6)	An offeree company must not be hindered in the conduct of its affairs for longer than is reasonable by a bid for its securities.
1.2	Detailed application of the Takeover Code

The following is a summary of key provisions of the Takeover Code which apply to transactions to which the Takeover Code applies. You should note that, if the Scheme is implemented, you will be giving up the protections afforded by the Takeover Code.
1.2.1 Equality of treatment
General Principle 1 of the Takeover Code states that all holders of securities of an offeree company of the same class must be afforded equivalent treatment. Furthermore, Rule 16 requires that, except with the consent of the Panel, special arrangements may not be made with certain shareholders in the company if there are favourable conditions attached which are not being extended to all shareholders.
1.2.2 Information to shareholders
General Principle 2 requires that holders of securities of an offeree company must have sufficient time and information to enable them to reach a properly informed decision on a bid.

Consequently, a document setting out full details of an offer must be sent to the offeree company’s shareholders.
1.2.3 The opinion of the offeree board and independent advice
The board of the offeree company is required by Rule 3.1 of the Takeover Code to obtain competent independent advice on an offer and the substance of such advice must be made known to its shareholders. Rule 25.1 requires that the board of the offeree company must circulate its opinion on the offer and its reasons for forming that opinion. That opinion must include the board’s views on: the effects of implementation of the offer on all the company’s interests, including, specifically, employment; and on the offeror’s strategic plans for the offeree company and their likely repercussions on employment and the locations of the offeree company’s places of business.
The circular from the offeree company must also deal with other matters such as interests and recent dealings in the securities of the offeror and the offeree company by relevant parties and whether the directors of the offeree company intend to accept or reject the offer in respect of their own beneficial shareholdings. Rule 20.1 states that information about the companies involved in the offer must be made equally available to all offeree company shareholders as nearly as possible at the same time and in the same manner.
1.2.4 Optionholders and holders of convertible securities or subscription rights
Rule 15 of the Takeover Code provides that when a Takeover Code offer is made for voting equity share capital or other transferable securities carrying voting rights and the offeree company has convertible securities outstanding, the offeror must make an appropriate offer or proposal to the stockholders to ensure their interests are safeguarded. Rule 15 also applies in relation to holders of options and other subscription rights. If the Scheme is implemented, these protections will be lost.
Your attention is also drawn to Part III where key differences between the rights of a shareholder of INVESCO PLC and that of shareholders in Invesco Ltd. are summarised
2	Dividends

Non US INVESCO Shareholders should note that dividends will be declared and paid by Invesco Ltd. in U.S. Dollars. Invesco Ltd. is exploring the feasibility of permitting Invesco Ltd. Shareholders to elect to receive their dividends in pounds sterling. If implemented, details of this facility will be made available to Invesco Ltd. Shareholders in due course.

UK resident INVESCO Shareholders should also note that, as described in paragraph 11.2(b) of Part II, the tax treatment of their dividends in Invesco Ltd. will be different from that of dividends paid by INVESCO PLC.

3	Indices

As inclusion in the S&P 500 is at the discretion of the S&P Index Committee, there can be no guarantee that, despite the listing of the Invesco Ltd. Shares on the NYSE, Invesco Ltd. will be included in the S&P 500.

4	CREST Depositary Interests

As described in paragraph 8 of Part II of this document, Invesco Ltd. Shares will, unlike INVESCO PLC Shares, not be capable of being admitted and settled directly in the usual UK settlement systems.

To facilitate holding and trading of Invesco Ltd. Shares in uncertificated form for those INVESCO PLC Shareholders who hold INVESCO PLC Shares in a stock account in CREST at the Scheme Record Time, it is intended that the Invesco Ltd. Shares to which they will be entitled will be delivered, held and settled in

CREST by means of the CREST International Settlement Links Service, and in particular Euroclear UK and Ireland's established link with DTCC, the US settlement and clearance system.

Under the CREST International Settlement Links Services, CREST Depository Limited, a subsidiary of Euroclear UK and Ireland's, issues dematerialised depository interests representing entitlements to non-UK securities (in this case the Invesco Ltd. Shares), known as CREST Depository Interests or CDIs. CDIs may be held, transferred and settled solely within CREST. However, CDI holders (provided they cancel their CDIs) are able to deliver their underlying shares to a participant in the relevant settlement system (e.g. DTCC). Upon receipt of Invesco Ltd. CDIs, INVESCO PLC Shareholders will therefore not be the registered holders of the Invesco Ltd. Shares to which they are entitled as a result of the implementation of the Scheme. However, ownership of Invesco Ltd. CDIs will represent each INVESCO PLC Shareholder’s entitlement to such Invesco Ltd. Shares.

Following issue of the Invesco Ltd. CDIs, holders of the Invesco Ltd. CDIs will, at their option, be able to effect the cancellation of their Invesco Ltd. CDIs in CREST in order to hold their underlying Invesco Ltd. Shares directly by sending an instruction to CREST to that effect and will be entitled to arrange for the transfer of their Invesco Ltd. Shares (as represented by their holding of Invesco Ltd. CDIs) either into the direct registration service in the United States or into a shareholding account with a depositary financial institution which is a participant in DTCC. Certain transfer fees will be payable by a holder of Invesco Ltd. CDIs who makes such a transfer.

The terms and conditions upon which CDIs are issued and held in CREST are set out in the CREST Deed Poll and other related documents in the CREST Manual including, in particular, the International Manual.

Although holders of Invesco Ltd. CDIs will not be the registered owner of the Invesco Ltd. Shares, Invesco Ltd. has entered into arrangements to ensure that Invesco Ltd. CDI holders will receive notices sent by Invesco Ltd., will be able to give instructions as to voting at general meetings of Invesco Ltd. and will be treated in the same manner as registered Invesco Ltd. Shareholders in respect of all other rights attaching to the Invesco Ltd. Shares, in each case in so far as reasonably practicable and possible in accordance with applicable CREST Regulations and CREST Requirements and applicable law.

PART VII
ADDITIONAL INFORMATION
1	Responsibility

The Directors of INVESCO PLC, whose names appear in paragraph 2 below, accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document is in accordance with the facts and does not omit anything likely to affect the import of such information.

2	Names of Directors

The Directors of INVESCO PLC are as follows:

Rex D. Adams,	Chairman and Non-executive Director
Sir John Banham,	Non-executive Director
Joseph R. Canion,	Non-executive Director
Martin L. Flanagan,	President and Chief Executive Officer and Director
Denis Kessler,	Non-executive Director
Edward Lawrence,	Non-executive Director
J. Thomas Presby,	Non-executive Director
James I. Robertson,	Senior Managing Director and Director
The business address of the Directors is 1360 Peachtree Street N.E., Atlanta, Georgia.

3	Incorporation of INVESCO PLC

INVESCO PLC was incorporated on 19 December 1935 under the Companies Act 1929 as a private limited company with the name H. Lotery & Company Limited. INVESCO PLC was re-registered under the Companies Acts 1948 to 1980 as a public limited company with the name BRITANNIA ARROW HOLDINGS PUBLIC LIMITED COMPANY on 19 March 1982. INVESCO PLC’s name was changed to INVESCO MIM PLC on 31 January 1990, to INVESCO PLC on 21 June 1993, to AMVESCO PLC on 3 March 1997, to AMVESCAP PLC 8 May 1997 and to its current name on 23 May 2007.

INVESCO PLC is registered for VAT with VAT Registration Number 245 0557 71.

INVESCO PLC’s principal executive officers are located at 1360 Peachtree Street N.E., Atlanta, Georgia.

4	Incorporation of Invesco Ltd.

Invesco Ltd. was incorporated under the laws of Bermuda on 12 September 2007.

Invesco Ltd.’s principal executive offices are located at 1360 Peachtree Street N.E., Atlanta, Georgia.

5	Directors’ and Other Interests

The following table sets forth certain information with respect to the beneficial ownership of Shares of INVESCO PLC that are entitled to vote at the meetings for each person or entity who INVESCO PLC knows beneficially owns more than 3 percent of the INVESCO PLC’s Shares; each of INVESCO PLC’s Directors; each of INVESCO PLC’s Executive Officers who are not also Directors; and all of INVESCO’s Executive Officers and Directors as a group. To INVESCO PLC’s knowledge, except as indicated by footnotes and subject to applicable community property laws in the United States, each person named in the table below has sole voting and investment power with respect to the Shares set forth opposite such person’s name. Unless otherwise indicated, the address of INVESCO PLC’s officers and directors is 1360 Peachtree Street N.E., Atlanta, Georgia.
5.1	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. The information in this Part VI also complies with applicable UK rules. The percentage of beneficial ownership for each of the following INVESCO PLC Shareholders is based on [•] INVESCO PLC Shares outstanding as of [•] (being the latest practicable date prior to publication of this document). It is anticipated that each INVESCO PLC Shareholder shall maintain the same percentage ownership in Invesco Ltd. as it had in INVESCO PLC at the Scheme Record Time subject to the issue of any new INVESCO PLC Shares pursuant to the exercise of Options or the repurchase of Shares by INVESCO.

Directors and Executive Officers:

The following table sets out the interests in INVESCO PLC Shares held by Directors and executive officers as at 26 September 2007 (being the latest practicable date prior to publication of this documents) in accordance with both SEC and FSA requirements.

		Under FSA Rules[2]
			UK Non
	Under SEC	UK Beneficial	Beneficial
	Rules[1]	Disclosure	Disclosure
Directors:
Rex Adams	55,292	55,292
Sir John Banham	18,271	18,271
Joseph R Canion	24,621	24,621
Martin L Flanagan	1,756,850	5,718,749
Denis Kessler	13,064	13,064
Edward Lawrence	15,771	15,771
J Thomas Presby	5,016	5,016
James Robertson	1,547,003	1,774,059
Chief Accounting Officer			—
David Hartley	285,461	284,451
Senior Managing Directors			—
G Mark Armour	73,011	111,236	—
Kevin M Carome	130,814	221,218	—
Andrew Lo	—	1,001,941	—
John “Jack” S Markwalter	316,643	1,176,951	—
Colin D Meadows	—	268,081	—
Loren M Starr	62,078	572,549	—
Philip Taylor	359,827	21,586	—
Robert J Yerbury	479,125	1,533,217	—

     Aggregate ownership of Directors and Executive Officers (as a group)

Under FSA Rules
UK non-
	Under SEC	UK Beneficial	Beneficial
	Rules[1]	Disclosure	Disclosure
[•]	[•]	[•]	[•]

Notes:

[1]	For the purposes of Item 403 of Regulation S-K, beneficial ownership includes rights to acquire shares within sixty days. Therefore the percentage calculation includes shares beneficially owned for UK purposes plus shares under options and awards within sixty days of vesting.

[2]	Includes INVESCO PLC shares held directly and via a nominee arrangement (or equivalent) including INVESCO PLC Shares allocated under the 2002 Share Incentive Plan and restricted stock under the Global Stock Plans.

[3]	Includes options and deferred share awards under the Global Stock Plans.
     Three Percent Shareholders (other than Directors):

		Percentage
		of INVESCO
	Number of	PLC Shares
	INVESCO	Beneficially
Name of Beneficial Owner	PLC Shares	Owned
Wellington Management Co. LLP	104,447,503	12.21
Franklin Resources Inc. and its affiliates	60,110,981	7.03
The Goldman Sachs Group, Inc.	42,682,469	4.99
Legal & General Investment Management	27,905,563	3.26
5.2	Save as disclosed above, none of the Directors or their immediate families or any person connected with a Director within the meaning of sections 252, 254 and 255 of the Companies Act 2006 which would, if the connected person were a Director, be required to be notified in compliance with the Companies Act, and the existence of which is known to or could with reasonable diligence be ascertained by the Director had, at October 2007 (the latest practicable date prior to the publication of this document) or will have, so far as the Directors are aware, immediately following the Scheme becoming unconditional, any interest (beneficial or non-beneficial) in the INVESCO PLC Shares, which interest will then be required to be notified to INVESCO PLC pursuant to DTR 3.1.2 of the Disclosure and Transparency Rules or entered in the register maintained by INVESCO PLC under the provisions of section 809 of the Companies Act.

5.3	Save as disclosed above, so far as is known to INVESCO PLC, no person is, directly or indirectly, interested in 3 percent or more of its issued share capital.

5.4	There are no arrangements under which any of the Directors has waived or agreed to waive future emoluments or under which the total emoluments of any Directors will be varied in consequence of the Proposal.
6	Accounting Treatment

The scheme of arrangement described herein is not considered an acquisition or disposal for accounting purposes and as a result the assets and liabilities of the Invesco group are not materially affected by the proposed transaction. As described elsewhere, apart from the impact of fractional interests, the proportional interest of Invesco Ltd. shareholders in Invesco Ltd. will be the same as their previous interest in INVESCO PLC.

7	Costs and Expenses of Transaction

The costs associated with the proposed scheme of arrangement are largely fees paid to advisors both financial and legal and associated costs of printing, mailing and administration of the scheme. The costs are estimated to be U.S. $[•] million and are expected to be expensed as incurred.

8	Consent

UBS Limited and JPMorgan Cazenove Limited have given and not withdrawn their respective written consents to the issue of this document with the inclusion of the references to their respective names in the form and context in which they appear.

9	Time

In this document, references to time are references to London time except unless otherwise expressly provided.

10	Future Shareholder Proposals

If the Scheme is approved and effectuated, Invesco Ltd. will hold an annual meeting of shareholders for the year 2008. The submission dates by which proposals must be received are set forth below. Since Invesco Ltd. will be assuming the SEC reporting obligations of INVESCO PLC under the US Exchange Act, the submission dates are based on the annual general meeting of INVESCO PLC held in 2007.
10.1	Proposals to be submitted for the Proxy Statement for 2008 Annual General Meeting

In order for a proposal by a Shareholder to be included in the proxy statement relating to Invesco Ltd.’s. annual meeting of shareholders to be held in 2008, that proposal must comply with the requirements of Rule 14a-8 of the US Exchange Act. To be eligible for inclusion, the proposal must be received in writing by INVESCO Ltd. at its principal executive offices, located at 1360 Peachtree Street, N.E., Atlanta, Georgia, no later than 30 November 2007.

Under Invesco Ltd.’s Bye-laws, if you wish to present other business before the 2008 annual general meeting of shareholders, or nominate a director candidate, proper written notice of any such business or nomination must be given to Invesco Ltd.’s corporate secretary not before 24 January 2008 and not after 23 February 2008. If the 2008 annual general meeting is not within thirty days before or more than 60 days after 23 May 2008, the anniversary date of this year’s annual general meeting of

INVESCO PLC’s shareholders, notice must be delivered not earlier than the close of business on the 120th day prior to the annual general meeting and not later than the close of business on the later of the 90th day prior to the annual general meeting and the 10th day following the day on which public announcement of the date of such meeting is first made. Any such notice must include the information specified in the Bye-laws of Invesco Ltd. concerning the business or nominee. Invesco Ltd.’s Bye-laws set forth the information that must be furnished to Invesco Ltd.’s corporate secretary in order for any such notice to be proper.
If the Scheme is not approved and does not take effect, then under the Companies Act, in order for Shareholders to requisition an Extraordinary General Meeting such proposal must have been requisitioned by shareholders representing at least 10 percent of the votes of all shareholders having a right to vote at such Extraordinary General Meeting. Such proposal must have been signed by all requisitionists and submitted to the registered office of INVESCO PLC having the right to vote at such Extraordinary General Meeting.
11	Solicitation of Proxies

This proxy solicitation is being made and paid for by INVESCO PLC on behalf of its board of directors. In addition, INVESCO PLC has retained [•] to assist in the solicitation of proxies for the meetings for a fee of approximately [•], plus reimbursement of reasonable out of pocket expenses. INVESCO PLC’S directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts. INVESCO PLC will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of INVESCO PLC entitled to vote that the brokers and fiduciaries hold of record. Upon request, INVESCO PLC will reimburse them for their reasonable out-of-pocket expenses.

12	Documents Available for Inspection

Copies of the following documents may be inspected at the offices of Linklaters LLP, One Silk Street, London EC2Y 8HQ during usual business hours on any weekday (Saturdays, Sundays, public holidays excepted) from the date of this document until the earlier of the Effective Date or [•]:
12.1	the memorandum of association of INVESCO PLC and the Articles;

12.2	the memorandum and Bye-laws of Invesco Ltd.;

12.3	the audited consolidated accounts of INVESCO PLC for the periods ended 31 December 2006, 31 December 2005 and 31 December 2004 and the unaudited half-yearly results for the six months ended 30 June 2007;

12.4	the written consents referred to in paragraph 8 of this Part VII; and

12.5	this document.
[•] October 2007

PART VIII
DEFINITIONS
     The following definitions apply throughout this document (other than Part V and in the notices of the INVESCO PLC Meetings), unless the context otherwise requires:

£ or pounds sterling	the lawful currency of the UK being pounds sterling and “p” or “pence” shall mean one one-hundredth of one pound sterling

ADS Record Date	close of business in New York on 11 October 2007

ADS Voting Instruction Card	the voting instruction card to be sent to INVESCO PLC ADS holders in connection with the Court Meeting and the EGM

Articles or Articles of Association	the articles of association of INVESCO PLC

Bermuda Companies Act	Companies Act of Bermuda 1981, as amended

Board	the board of directors of INVESCO PLC

business day	a day on which London Stock Exchange Plc is open for the transaction of business

Capita Registrars	Capita Registrars (a trading name of Capital IRG Plc), The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU.

Capita IRG Trustees Ltd	Capita IRG Trustees Limited, The Registry, 34 Beckenham road, Beckenham, Kent BR3 4TU

Capital Reduction	the proposed reduction of share capital of INVESCO PLC provided for by the Scheme

certificated or in certificated form	not in uncertificated form (that is, not in CREST)

Certificated Holders or Holders of INVESCO PLC Shares in Certificated Form	INVESCO PLC Shareholders who hold INVESCO PLC Shares in certificated form

Code	the US Internal Revenue Code of 1986, as amended

Companies Act	the Companies Act 1985 (as amended) and the Companies Act 2006 (to the extent it is in force at the date of publication of this document)

Company or INVESCO PLC	INVESCO PLC

Court	the High Court of Justice in England and Wales

Court Meeting	the meeting of the holders of the Scheme Shares convened by order of the Court pursuant to Section 425 of the Companies Act to consider and, if thought fit, approve the Scheme, including any adjournment of such meeting

Court Order	the order of the Court sanctioning the Scheme under section 425 of the Companies Act and confirming the Capital Reduction under section 137 of the Companies Act

CREST	the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear UK and Ireland Limited in accordance with the Uncertificated Securities Regulations 2001

CREST Regulations	the Uncertificated Securities Regulations 2001 (S.I. 2001 No. 3755) (as amended from time to time)

CREST Requirements	the requirements of applicable to the relevant issuer, user or participant in CREST, as described in the CREST Glossary of terms issued by Euroclear UK and Ireland

Deposit Agreement	the amended and restated deposit agreement dated 8 November 2000 between INVESCO PLC, the Depositary and INVESCO PLC ADS holders, containing the terms applicable to the ADSs

Depositary	The Bank of New York

Director or Directors	a director or the directors of INVESCO PLC

Dollars, cents, U.S. $ and $	the lawful currency of the USA

Effective Date	the date on which the Scheme becomes effective

Exchange Act	the US Securities Exchange Act of 1934, as amended

Extraordinary General Meeting or EGM	the extraordinary general meeting of INVESCO PLC, notice of which is set out at the end of this document, and any adjournment thereof

FSA	the Financial Services Authority (United Kingdom)

FSMA	the Financial Services and Markets Act 2000 of the United Kingdom, as amended

holder	includes a person entitled by transmission

IFRS	International Financial Reporting Standards as endorsed by the European Union

Invesco	INVESCO PLC and, as the context requires, its subsidiaries and subsidiary undertakings

Invesco Ltd.	Invesco Ltd., incorporated in Bermuda

Invesco Ltd. CDIs	CREST depositary interests each representing an entitlement to Invesco Ltd. Shares

Invesco Ltd. Shareholders	holders of Invesco Ltd. Shares

Invesco Ltd. Shares	common shares par value U.S.$0.10 each in the capital of Invesco Ltd., or following the Share Capital Consolidation, common shares par value U.S.$0.20 each in the capital of Invesco Ltd.

INVESCO PLC	INVESCO PLC, a public limited company incorporated in England and Wales with registered number 00308372

INVESCO PLC ADSs	American Depositary Shares, each representing one INVESCO PLC Share and evidenced by INVESCO PLC American Depositary Receipts quoted on NASDAQ

INVESCO PLC ADS holders	holders (including beneficial holders) of INVESCO PLC ADSs

INVESCO PLC Exchangeable Shareholders	the holders of INVESCO PLC Exchangeable Shares

INVESCO PLC Exchangeable Shares	shares in Invesco Inc., a corporation incorporated under the laws of the province of Nova Scotia in Canada and an indirect subsidiary of INVESCO PLC. INVESCO PLC Exchangeable Shares are exchangeable on a one for one basis into INVESCO PLC Shares

INVESCO PLC Meetings	the Court Meeting and the Extraordinary General Meeting

INVESCO PLC Share Plans	The INVESCO PLC Global Stock Plans, the INVESCO PLC 2000 Share Option Plan, the INVESCO PLC No 3 Executive Share Option Scheme, the INVESCO PLC 1997 Sharesave Scheme, the INVESCO PLC International Sharesave Plan, the Irish Sharesave Scheme, the INVESCO PLC 2002 Share Incentive Plan, the Trimark Executive Stock Option Plan, the Perpetual Unapproved Share Option Scheme, the 2003 Share Option Plan (Canada) and the INVESCO PLC Wholesale Representative Deferred Plan, in each case as amended

INVESCO PLC Shareholders	persons registered in INVESCO PLC’s register of members as holders of INVESCO PLC Shares

INVESCO PLC Shares	ordinary shares of 10 cents each in the capital of INVESCO PLC

INVESCO PLC SV Share	the share of 25 pence in the capital of INVESCO PLC issued in connection with the issuance of INVESCO PLC Exchangeable Shares

INVESCO PLC SV Shareholder	the person registered in INVESCO PLC’s register of members as the holder of the INVESCO PLC SV Share

IRS	the US Internal Revenue Service

Listing Rules	the listing rules made by the UK Listing Authority under FSMA

London Stock Exchange	London Stock Exchange plc

NYSE	New York Stock Exchange LLC

Official List	the official list of UK listed securities maintained by the UK Listing Authority pursuant to the Financial Services and Markets Act 2000

Panel	The Panel on Takeover and Mergers

Pounds or £	the lawful currency of the United Kingdom

Proposal	the proposed Scheme of Arrangement of INVESCO PLC, the cancellation of the INVESCO PLC SV Share, the delisting of the ordinary shares of INVESCO PLC from the LSE, the Share Capital Consolidation, the listing of the Invesco Ltd. Shares on the NYSE and the LSE and the subsequent intra group reorganisation

S&P 500	an index of the five hundred leading companies of the U.S. economy

S&P Index Committee	the committee responsible for monitoring the S&P 500

Scheme or Scheme of Arrangement	the scheme of arrangement proposed to be made under section 425 of the Companies Act between INVESCO PLC and the holders of Scheme Shares as set out in Part V of this document, with or subject to any modification, addition or condition approved or imposed by the Court and agreed to by INVESCO PLC and Invesco Ltd.

Scheme Record Time	6:00 p.m. on the business day immediately preceding the Effective Date

Scheme Shares	(i) the INVESCO PLC Shares in issue at the date of the Scheme;

(ii) any INVESCO PLC Shares issued after the date of the Scheme and before the Voting Record Time;

(iii)   any INVESCO PLC Shares, issued at or after the Voting Record Time and before the Scheme Record Time in respect of which the original or any subsequent holders thereof are, or shall have agreed in writing to be, bound by the Scheme

SDRT	stamp duty reserve tax

SEC	the US Securities and Exchange Commission

Securities Act	the US Securities Act of 1933, as amended

Share Capital Consolidation	the consolidation of Invesco Ltd. Shares as described in this document, being the consolidation immediately after implementation of the Scheme, conditional on the consolidated shares being listed on the NYSE, of every two Invesco Ltd. Shares issued pursuant to the Scheme into one Invesco Ltd Share

subsidiary undertaking	a subsidiary undertaking as that term is defined in Section 258 of the Companies Act

Takeover Code	the UK Takeover Code

U.S. Code	the United States Internal Revenue Code of 1986 (as amended)

U.S.$ or U.S. dollars	United States dollars and “U.S. cent” shall mean one one-hundredth of one US dollar

UK Listing Authority	the Financial Services Authority acting in its capacity as the competent authority for listing in the United Kingdom under Part VI of the Financial Services and Markets Act 2000

uncertificated or in uncertificated form	recorded on the relevant register as being held in uncertificated form in CREST and title to which may be transferred by virtue of CREST

Uncertificated Holders or Holders of INVESCO PLC Shares in Uncertificated Form	INVESCO PLC Shareholders who hold INVESCO PLC Shares in uncertificated form

United Kingdom or UK	the United Kingdom of Great Britain and Northern Ireland

United States or US	the United States of America including each state therein, the District of Columbia, Puerto Rico, the United States Virgin Islands and each of the other territories and possessions of the United States of America

US GAAP	the Generally Accepted Accounting Principles in the US

Voting Record Time	6:00 p.m. on the day that is two days before the Court Meeting or, if the Court Meeting is adjourned, 6:00 p.m. on the day which is two days before the date of such adjourned meeting

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE CHANCERY DIVISION COMPANIES COURT REGISTRAR [•]	No. [•] of 2007
IN THE MATTER OF INVESCO PLC
- and -
IN THE MATTER OF THE COMPANIES ACT 1985
NOTICE IS HEREBY GIVEN that by an Order dated [•] October 2007 made in the above matters the Court has directed a meeting to be convened of the holders of the ordinary shares of 10 US cents each in the capital of INVESCO PLC (the “Company”) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made between the Company and the holders of the Scheme Shares (as defined in the said Scheme of Arrangement), and that such Meeting will be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP on 14 November 2007 at 11:30 a.m., at which place and time all holders of the said shares are requested to attend.
A copy of the said scheme of arrangement and a copy of the explanatory statement required to be furnished pursuant to section 426 of the Companies Act 1985 are incorporated in the document of which this notice forms part.
Shareholders entitled to attend and vote at the meeting may vote in person at the said meeting or they may appoint another person, whether a member of the Company or not, as their proxy to attend and vote in their stead. A BLUE form of proxy for use at the meeting is enclosed with this notice. Completion of the form of proxy will not prevent a holder of ordinary shares from attending and voting at the said meeting.
It is requested that forms appointing proxies be lodged with the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU, not less than 48 hours before the time appointed for the said meeting, but if forms are not so lodged they may be handed to the Chairman at the meeting.
Shareholders entitled to attend and vote at the meeting may appoint a proxy electronically by logging onto www.invesco.com and entering the Reference Number, Card ID and Account Number shown on their form of proxy. Full details of the procedure to be followed to appoint a proxy electronically are given on the website. Shareholders entitled to attend and vote at the meeting who are members of CREST may appoint a proxy electronically by using the CREST electronic proxy appointment.
In the case of joint holders, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s), and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.
Entitlement to attend and vote at the meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:00 p.m. on the day which is two days before the date of the meeting or adjourned meeting (as the case may be). In each case, changes to the register of members of the Company after such time shall be disregarded.
A holder of American Depositary Shares (which each represent two INVESCO PLC Shares) should complete the ADS Voting Instruction Card enclosed with this notice and return such card in accordance with the instructions set out thereon.

By the said Order, the Court has appointed Rex D. Adams or failing him Martin L. Flanagan or failing him [•] to act as Chairman of the said meeting and has directed the Chairman to report the results thereof to the Court.
The said Scheme of Arrangement will be subject to the subsequent sanction of the Court.
Dated: [•] October 2007
Linklaters LLP
One Silk Street
London EC2Y 8HQ
Solicitors to the Company

NOTICE OF EXTRAORDINARY GENERAL MEETING

INVESCO PLC

(Registered in England and Wales
with registered no.308372)
NOTICE IS HEREBY GIVEN that an EXTRAORDINARY GENERAL MEETING of the Company will be held at the offices of UBS Limited at 1 Finsbury Avenue, London EC2M 2PP on 14 November 2007 at 11:45 a.m. (or as soon thereafter as the Court Meeting (as defined in the document of which this Notice forms part) shall have been concluded or adjourned) for the purpose of considering and, if thought fit, passing the following resolutions, which will be proposed as special resolutions:
SPECIAL RESOLUTIONS
1	That:
1.1	for the purpose of giving effect to the Scheme of Arrangement dated [•] October 2007 between the Company and the holders of its Scheme Shares (as defined in the said Scheme), a print of which has been produced to this meeting and for the purpose of identification signed by the chairman thereof, in its original form or subject to any modification, addition or condition approved or imposed by the Court (the “Scheme”):
1.1.1	the share capital of the Company be reduced by cancelling and extinguishing all the Scheme Shares (as defined in the Scheme); and

1.1.2	subject to and forthwith upon the said reduction of capital taking effect and notwithstanding anything to the contrary in the articles of association of the Company:
(a)	the authorised capital of the Company be increased to its former amount by the creation of such number of new Ordinary Shares of 10 US cents each as shall be equal to the number of the Scheme Shares cancelled pursuant to paragraph 1.1.1 above;

(b)	the reserve arising in the books of account of the Company as a result of the reduction of capital referred to in paragraph 1.1.1 above be capitalised and applied in paying up in full at par the new Ordinary Shares created pursuant to paragraph (a) above, such Ordinary Shares to be allotted and issued credited as fully paid to Invesco Ltd. and/or its nominee(s); and

(c)	the directors of the Company be generally and unconditionally authorised for the purposes of section 80 of the Companies Act 1985 (the “Act”) to allot the new Ordinary Shares referred to in paragraph (b) above, provided that: (1) the maximum aggregate nominal amount of shares which may be allotted under this authority shall be the aggregate nominal amount of the said new Ordinary Shares created pursuant to paragraph (a) above; (2) this authority shall expire (unless previously revoked, varied or renewed) on 2 July 2008; and (3) this authority shall be in addition and without prejudice to any other authority under the said section 80 previously granted and in force on the date on which this resolution is passed;
1.2	with effect from the passing of this Resolution, the articles of association of the Company be amended by the inclusion of the following new Article 165:

165 Scheme of Arrangement

(a)	In this Article 165, the “Scheme” means the scheme or arrangement dated [•] October 2007 between the Company and the holders of its Scheme Shares (as defined in the Scheme) under section 425 of the Companies Act 1985 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and agreed by the Company and Invesco Ltd. and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this Article.

(b)	Notwithstanding any other provision of these Articles, if the Company issues any INVESCO PLC Shares or new INVESCO PLC Shares (other than to Invesco Ltd. or its nominee(s)) after the adoption of this Article and before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme and the holders of such shares shall be bound by the Scheme accordingly.

(c)	Subject to the Scheme becoming effective, if any new INVESCO PLC Shares are issued to any person (a “New Member”) (other than under the Scheme or to Invesco Ltd. or its nominee(s)) on or after the Effective Date (the “Post-Scheme Shares”), they will be immediately transferred to Invesco Ltd. (or as it may direct) in consideration of and conditional on (subject as hereinafter provided) Invesco Ltd. allotting and issuing to such New Member such number of Invesco Ltd. Shares as that New Member would have been entitled to had each Post-Scheme Share been a Scheme Share and also taking into account the Share Capital Consolidation.

(d)	The Invesco Ltd. Shares allotted and issued to a New Member pursuant to paragraph (c) of this Article shall be credited as fully paid and shall rank pari passu in all respects with all other Invesco Ltd. Shares in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or the Effective Date, whichever is later) and shall be subject to the Memorandum of Association and Bye-laws of Invesco Ltd.

(e)	The amount of Invesco Ltd. Shares to be allotted and issued to a New Member pursuant to paragraph (c) of this Article may be adjusted by the Directors of the Company, in such manner as the auditors of the Company may determine to take account of any reorganisation of or material alteration to the share capital of either the Company or Invesco Ltd. effected after the close of business on the Effective Date (other than for the avoidance of doubt, the Share Capital Consolidation).

(f)	To give effect to any transfer required by paragraph (c) above, the Company may appoint any person as attorney for the New Member to transfer the Post-Scheme Shares to Invesco Ltd. and/or its nominee(s) and do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Post-Scheme Shares in Invesco Ltd. or its nominee(s) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as Invesco Ltd. may direct. If an attorney is so appointed, the New Member shall not thereafter (except to the extent that the attorney fails to act in accordance with the directions of Invesco Ltd.) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by Invesco Ltd. The attorney shall be empowered to exercise and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder) in favour of Invesco Ltd. and the Company may give a good receipt for the consideration for the Post-Scheme Shares and may register Invesco Ltd. as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for the Post-Scheme Shares.”

2	That the share capital of the Company be reduced by cancelling and extinguishing the Special Voting Share of 25 pence in the capital of the Company.
3	That, subject to the Scheme having become effective and to the new Ordinary Shares having been allotted and issued pursuant to the Scheme and paragraph 1.1.2(b) above:
3.1	the authorised share capital of the Company be increased from US$105,000,000 and £50,000.25 to US$[•] and £50,000.25 by the creation of [•] new Ordinary Shares of 10 US cents each;

3.2	the sum of US$1,502,100,000, being the whole of the amount standing to the credit of the special reserve of the Company, and the sum of US$997,900,000, being part of the sum standing to the credit of the merger reserve of the Company, be capitalised and applied in paying up in full at par 25,000,000,000 Ordinary Shares of 10 cents each (the “New Shares”), such New Shares to be allotted and issued credited as fully paid to Invesco Ltd.;

3.3	the directors of the Company be generally and unconditionally authorised for the purposes of the Act to allot the New Shares referred to in paragraph 3.2 above provided that: (1) the maximum aggregate nominal amount of shares which may be allotted under this authority shall be the aggregate nominal amount of the said New Shares created pursuant to paragraph 3.2 above; (2) this authority shall expire on 2 July 2008; and (3) this authority shall be in addition and without prejudice to any other authority under the said section 80 previously granted and in force on the date on which this resolution is passed.
4	That, subject to the New Shares having been allotted and issued as set out in paragraph 3.2 above, the share capital of the Company be reduced by cancelling and extinguishing the New Shares.

BY ORDER of the Board

Michael S. Perman Company Secretary

[•] October 2007	30 Finsbury Square London EC2A 1AG

     Notes:
(1)	Only those shareholders entered on the register of members of the Company as at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned on the register of members at 6:00 p.m. on the date that is two days immediately preceding such adjourned meeting, shall be entitled to attend and vote in respect of the number of shares registered in their name at the relevant time. Changes to entries on the register of members after 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned on the register of members at 6:00 p.m. on the date that is two days immediately preceding such adjourned meeting, shall be disregarded in determining the rights of any person to attend or vote at the meeting.

(2)	A WHITE reply-paid form of proxy is enclosed with this document for use by INVESCO PLC Shareholders in connection with the meeting to which this notice relates and any adjournment thereof. A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend and, on a poll, to vote instead of him. A proxy need not be a shareholder of the Company. The appointment of a proxy will not prevent a shareholder from subsequently attending and voting at the meeting in person.

(3)	A PINK reply-paid form of proxy is enclosed with this document for use by the INVESCO PLC SV Shareholder in connection with the meeting to which this notice relates and any adjournment thereof. The INVESCO PLC SV Shareholder is entitled to attend and vote at the meeting and may appoint one or more proxies to attend and, on a poll, to vote instead of him. A proxy need not be a shareholder of the Company. The appointment of a proxy will not prevent a shareholder from subsequently attending and voting at the meeting in person.

(4)	To be effective the instrument appointing a proxy, and any power of attorney or other authority under which it is executed (or a duly certified copy of any such power or authority), must (failing previous registration with the Company) be received at the offices of the Company’s registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU, not less than 48 hours before the time for holding the meeting or any adjournment thereof or (in the case of a poll taken otherwise than at the meeting or any adjournment thereof) for the taking of the poll at which it is to be used.

(5)	Any amendments you make to any form of proxy must be initialled by you.

(6)	As an alternative to completing and returning a form of proxy, you may submit your proxy electronically by logging onto the website of www.invesco.com and using the Reference Number, Card ID and Account Number given on the WHITE form of proxy. Shareholders are advised to read the terms and conditions shown on the website relating to the use of this facility before appointing a proxy. To be valid any electronic appointment of proxy must be received by Capita Registrars no later than 48 hours before the meeting. Electronic communication facilities are available to all shareholders and those that use them instead of returning a form of proxy will not be disadvantaged in any way.

(7)	Electronic proxy appointment through CREST.

CREST members who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so for the Extraordinary General Meeting (and any adjournment(s) thereof) by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed (a) voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear UK and Ireland’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by Capita Registrars (ID RA10) by the latest time(s) for receipt of proxy appointments specified in Note (4) above. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Capita Registrars is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear UK and Ireland does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning physical limitations of the CREST system and timings.

The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

(8)	Copies of the Companies Articles of Association as proposed to be amended by the special resolution set out in the notice of meeting are available for inspection at the offices of Linklaters LLP at One Silk Street, London EC2Y 8HQ during normal business hours on a weekday until the opening of business on the day on which the meeting is held and will also be available for inspection at the place of the meeting for at least 15 minutes before and during the meeting.

Exhibit 99.1 PRELIMINARY DOCUMENT ATTENDANCE CARD AND FORM OF PROXY INVESCO PLC IN THE HIGH COURT OF JUSTICE No. [•] of 2007 CHANCERY DIVISION, COMPANIES COURT IN THE MATTER OF INVESCO PLC AND IN THE MATTER OF THE COMPANIES Act 1985 NOTES: 1. You are requested to lodge this form of proxy, duly completed, and any power of attorney or other authority under which it is executed or a copy of it notarially certified or certified in a way approved by the Board with the Company’s Registrars, Capita Registrars The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by no later than 11:30 a.m. on 12 November 2007 or, if the meeting is adjourned not later than 48 hours before the time fixed for the holding of the adjourned meeting. However, if the form is not so returned, it may be handed to the Registrar on behalf of the Chairman at the meeting at any time before the taking of the poll. 2. If you wish to appoint a person other than the Chairman as your proxy, then strike out ‘the Chairman of the Meeting or’ and add the full name(s) and address(es) of the proxy or proxies desired in block capitals in the space provided and initial the alteration. A proxy need not be a member of the Company. Do not write your own name in this space. 3. Your proxy will vote as you indicate below. For any other business arising at the meeting your proxy will vote at his or her discretion. 4. In the case of joint holders the signature of only one of the joint holders is required but, if more than one votes in person or by proxy, the vote of the first named on the Company’s register of members will be accepted to the exclusion of other joint holders. If the appointer is a corporation, this form of proxy must be under seal or under the hand of its duly authorised officer, attorney or other person authorised to sign. 5. The completion and return of this form of proxy will not prevent you from attending and voting at the meeting should you wish to do so. 6. References to the singular include the plural where appropriate and references to the masculine include references to the feminine. 7. Other instructions and notes as to how you should complete this form are contained in the Q&A section of the accompanying circular in connection with the Scheme. To be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. 8. This form is for use in respect of the shareholder account specified above only and should not be amended or submitted in respect of a different account. If you wish to attend this meeting in your capacity as a holder of Scheme Shares, please 9. Entitlement to attend and vote at the Court Meeting and the number of sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to votes which may be cast thereat will be determined by reference to the the meeting. Register of Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned meeting. Signature of Barcode: 10. CREST participants may vote using the CREST proxy voting system and person attending they should refer to the CREST manual for instructions. CREST participants using the CREST proxy voting system must deposit their proxy votes with the Company’s Registrars, The Registry, 34 Beckenham Investor Code: Road, Beckenham, Kent, BR3 4TU (CREST participant ID RA10) by 11.30 a.m. on 12 November 2007 or, if the meeting is adjourned, not later than 48 hours before the time of the adjourned meeting.

a FORM OF PROXY a INVESCO PLC — BLUE COURT MEETING FORM OF PROXY I/We being a holder/holders of Scheme Shares (as defined in the Scheme of Bar Code Arrangement dated [•] October 2007 relating to INVESCO PLC (the “Company”) (the “Scheme”)) in the Company entitled to attend and vote at the Court Meeting of the Company hereby appoint the Chairman of the Investor Code Meeting or (see note 2) Name of Proxy Number of Shares proxy is appointed over Event Code a a as my/our proxy to attend and vote for me/us on my/our behalf at the meeting of the holders of Scheme Shares to be held at 11:30 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment of that meeting for the purposes of considering and, if thought fit, approving (with or without modification) the proposed Scheme of Arrangement referred to in the Notice convening the meeting and at such meeting, or any adjournment thereof, to vote for me/us and in my/our name(s) for the Scheme (either with or without modification, as my/our proxy may approve) or against the Scheme as indicated below. Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name of the proxy you wish to appoint and the number of shares in respect of which the proxy is appointed. You should send all the pages to the Company’s Registrars, Capital Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. You can also appoint multiple proxies by voting online as outlined above. Further details relating to the appointment of multiple proxies are set out in the attached sheet headed “Multiple Proxy Voting Instructions”.

IMPORTANT — If you wish to vote for the Scheme, sign in the box marked “FOR the Scheme”. If you wish to vote against the Scheme, sign in the box marked “AGAINST the Scheme” (see note 3). Only complete one box Signature FOR the Scheme Signature AGAINST the Scheme To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite Signature Date a a

MULTIPLE PROXY VOTING INSTRUCTIONS If you are a member of INVESCO PLC, you may appoint a proxy to attend and vote at the Court Meeting or Extraordinary General Meeting instead of you and may appoint more than one proxy to attend on the same occasion. You may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following principles shall apply in relation to the appointment of multiple proxies. (a) The Company will give effect to the intentions of members and include votes wherever and to the fullest extent possible. (b) Where a proxy does not state the number of shares to which it applies (a “blank proxy”) then, subject to the following principles where more than one proxy is appointed, that proxy is deemed to have been appointed in relation to the total number of shares registered in the name of the appointing member (the “member’s entire holding”). In the event of a conflict between a blank proxy and a proxy which does state the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was sent or received (on the basis that as far as possible, the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one). (c) Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than the member’s entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares. That is, there is only assumed to be a conflict where the aggregate number of shares in respect of which proxies have been appointed exceeds the member’s entire holding. (d) When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Proxies in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies. (e) If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) an entire holding, none of them shall be treated as valid. (f) Where the aggregate number of shares in respect of which proxies are appointed exceeds a member’s entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata. (g) Where the application of paragraph (f) above gives rise to fractions of shares, such fractions will be rounded down. (h) If a member appoints a proxy or proxies and then decides to attend the Court Meeting or Extraordinary General Meeting in person and vote using his poll card, then the vote in person will override the proxy vote(s). If the vote in person is in respect of the member’s entire holding then all proxy votes will be disregarded. If, however, the member votes at the meeting in respect of less than the member’s entire holding, then if the member indicates on his polling card that all proxies are to be disregarded, that shall be the case; but if the member does not specifically revoke proxies, then the vote in person will be treated in the same way as if it were the last received proxy and earlier proxies will only be disregarded to the extent that to count them would result in the number of votes being cast exceeding the member’s entire holding. (i) In relation to paragraph (h) above, in the event that a member does not specifically revoke proxies, it will not be possible for the Company to determine the intentions of the member in this regard. However, in light of the aim to include votes wherever and to the fullest extent possible, it will be assumed that earlier proxies should continue to apply to the fullest extent possible.

Exhibit 99.2 PRELIMINARY DOCUMENT ATTENDANCE CARD AND FORM OF PROXY INVESCO PLC NOTES: 1. The Resolution is numbered in the same manner as in the Notice of Meeting dated [•] October 2007. 2. To appoint as your proxy a person other than the Chairman of the Meeting, insert the full name(s) and address(es) of the proxy or proxies desired in the space provided IN BLOCK CAPITALS and delete the words “Chairman of the Meeting”. Please initial the amendment. A proxy, who need not be a member of the Company, must attend the meeting in person to represent you. Do not write your name in this space. 3. Please indicate how you wish your proxy to vote on the resolutions by inserting “X” in the appropriate space. The proxy will exercise his discretion as to how he votes or whether he abstains from voting: (i) on any resolution referred to below if no instruction is given in respect of that resolution; and (ii) on any business or resolution considered at the meeting other than the resolutions referred to above. 4. This form of proxy must be lodged with the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by no later than 11:45 a.m. on 12 November 2007 or, if the meeting is adjourned, at least 48 hours before the time of the adjourned meeting. Alternatively, if your shares are held through CREST, you may submit your proxy appointment via the CREST Voting Service. The completion and return of this form of proxy will not preclude you from attending the Extraordinary General Meeting and voting in person. 5. You may also appoint a proxy online at www.invesco.com by using the details provided in this form. 6. The appointer or his attorney, if he is an individual, must execute this form under the hand. A corporation must execute this form under either its common seal or the hand of a duly authorised agent or officer. 7. References to the singular include the plural where appropriate and references to the masculine include references to the feminine. 8. This form is for use in respect of the shareholder account specified above only and should not be amended or submitted in respect of a different account. To be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP 9. In the case of joint holders the signature of only one of the joint holders is required but, if more than one votes in person or by proxy, the vote of the first named on the Company’s register of members will be accepted to the exclusion of other joint holders. If the appointer is a corporation, this form of proxy must be under seal or under the hand of its duly authorised officer, attorney or other person authorised to sign. If you wish to attend this meeting in your capacity as a holder of ordinary shares, please 10. Entitlement to attend and vote at the EGM and the number of votes which sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to may be cast thereat will be determined by reference to the Register of the meeting. Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned meeting or, if both meetings are adjourned, as at of the adjourned Court Meeting. Signature of Barcode: 11. CREST participants may vote using the CREST Proxy Voting System person attending and they should refer to the CREST Manual for instructions. CREST participants using the CREST Proxy Voting System must deposit their proxy votes with the Company’s Registrars, The Registry, 34 Beckenham Investor Code: Road, Beckenham, Kent, BR3 4TU (CREST participant ID RA10) by 11:45 a.m. on 12 November 2007 or, if the EGM is adjourned, not later than 48 hours before the time of the adjourned meeting.

FORM OF PROXY a INVESCO PLC — WHITE EGM FORM OF PROXY a Bar Code a a Investor Code I/We being a member/members of INVESCO PLC (the “Company”), entitled to attend and vote at the Extraordinary General Meeting of the Company, hereby appoint the Chairman Event Code of the Meeting or (see note 2) as my/our proxy to vote on my/our behalf at the Extraordinary General Meeting of the Company to be held on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof. I/We have indicated with a ‘X’ how I/we wish my/our votes to be cast on the special resolution (see note 3). Before Completing this form, please read the attached sheeted headed “Multiple Proxy Voting Instructions” along with the Notice of Extraordinary General Meeting of the enclosed

Exhibit 99.2 PRELIMINARY DOCUMENT ATTENDANCE CARD AND FORM OF PROXY INVESCO PLC NOTES: 1. The Resolution is numbered in the same manner as in the Notice of Meeting dated [•] October 2007. 2. To appoint as your proxy a person other than the Chairman of the Meeting, insert the full name(s) and address(es) of the proxy or proxies desired in the space provided IN BLOCK CAPITALS and delete the words “Chairman of the Meeting”. Please initial the amendment. A proxy, who need not be a member of the Company, must attend the meeting in person to represent you. Do not write your name in this space. 3. Please indicate how you wish your proxy to vote on the resolutions by inserting “X” in the appropriate space. The proxy will exercise his discretion as to how he votes or whether he abstains from voting: (i) on any resolution referred to below if no instruction is given in respect of that resolution; and (ii) on any business or resolution considered at the meeting other than the resolutions referred to above. 4. This form of proxy must be lodged with the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by no later than 11:45 a.m. on 12 November 2007 or, if the meeting is adjourned, at least 48 hours before the time of the adjourned meeting. Alternatively, if your shares are held through CREST, you may submit your proxy appointment via the CREST Voting Service. The completion and return of this form of proxy will not preclude you from attending the Extraordinary General Meeting and voting in person. 5. You may also appoint a proxy online at www.invesco.com by using the details provided in this form. 6. The appointer or his attorney, if he is an individual, must execute this form under the hand. A corporation must execute this form under either its common seal or the hand of a duly authorised agent or officer. 7. References to the singular include the plural where appropriate and references to the masculine include references to the feminine. 8. This form is for use in respect of the shareholder account specified above only and should not be amended or submitted in respect of a different account. To be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP 9. In the case of joint holders the signature of only one of the joint holders is required but, if more than one votes in person or by proxy, the vote of the first named on the Company’s register of members will be accepted to the exclusion of other joint holders. If the appointer is a corporation, this form of proxy must be under seal or under the hand of its duly authorised officer, attorney or other person authorised to sign. If you wish to attend this meeting in your capacity as a holder of ordinary shares, please 10. Entitlement to attend and vote at the EGM and the number of votes which sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to may be cast thereat will be determined by reference to the Register of the meeting. Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned meeting or, if both meetings are adjourned, as at of the adjourned Court Meeting. Signature of Barcode: 11. CREST participants may vote using the CREST Proxy Voting System person attending and they should refer to the CREST Manual for instructions. CREST participants using the CREST Proxy Voting System must deposit their proxy votes with the Company’s Registrars, The Registry, 34 Beckenham Investor Code: Road, Beckenham, Kent, BR3 4TU (CREST participant ID RA10) by 11:45 a.m. on 12 November 2007 or, if the E GM is adjourned, not later than 48 hours before the time of the adjourned meeting. FORM OF PROXY a INVESCO PLC — WHITE EGM aOF PROXY Bar Code a Investor Code a I/We being a member/members of INVESCO PLC (the “Company”), entitled to attend and vote at the Extraordinary General Meeting of the Company, hereby appoint the Chairman of the Meeting or (see note 2) Event Code as my/our proxy to vote on my/our behalf at the Extraordinary General Meeting of the Company to be held on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP and at any adjournment thereof. I/We have indicated with a ‘X’ how I/we wish my/our votes to be cast on the special resolution (see note 3). Before Completing this form, please read the attached sheeted headed “Multiple Proxy Voting Instructions” along with the Notice of Extraordinary General Meeting of the enclosed

Circular. Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name of the proxy you wish to appoint and the number of shares in respect of which the proxy is appointed. You should send all the pages to the Company’s Registrars, Capital Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. You can also appoint multiple proxies by voting online as outlined above. Further details relating to the appointment of multiple proxies are set out in the attached sheet headed “Multiple Proxy Voting Instructions”. SPECIAL RESOLUTIONS Please mark ‘X’ to indicate how you wish to vote For Against Abstain (a) to approve the Scheme; (b) to approve the associated reduction, and subsequent restoration of capital in accordance with the Scheme; (c) to authorise the directors to allot relevant shares; (d) to amend the Articles of Association to deal with shares issued after the Voting Record Time (as defined in the Scheme) and at or prior to the Scheme Record Time (as defined in the Scheme) and shares issued after the Scheme Record Time; (e) to approve the cancellation of the special voting share; and (f) to approve the delisting of the Company: and (g) to approve, subject to the Scheme becoming effective, the issue of bonus shares to Invesco Ltd. and the subsequent reduction of capital. To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite The “Abstain” option is to enable you to abstain in any of the specified resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution Signature Date (see Notes 5 and 8) a a

Exhibit 99.3 PRELIMINARY DOCUMENT ATTENDANCE CARD AND FORM OF PROXY INVESCO PLC NOTES: 1. The Resolution is numbered in the same manner as in the Notice of Meeting dated [•] October 2007. 2. To appoint as your proxy a person other than the Chairman of the Meeting, insert the full name(s) and address(es) of the proxy or proxies desired in the space provided IN BLOCK CAPITALS and delete the words “Chairman of the Meeting”. Please initial the amendment. A proxy, who need not be a member of the Company, must attend the meeting in person to represent you. Do not write your name in this space. 3. Please indicate how you wish your proxy to vote on the resolutions by inserting “X” in the appropriate space. The proxy will exercise his discretion as to how he votes or whether he abstains from voting: (i) on any resolution referred to below if no instruction is given in respect of that resolution; and (ii) on any business or resolution considered at the meeting other than the resolutions referred to above. 4. This form of proxy must be lodged with the Company’s Registrars, Capita Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by no later than 11:45 a.m. on 12 November 2007 or, if the meeting is adjourned, at least 48 hours before the time of the adjourned meeting. The completion and return of this form of proxy will not preclude you from attending the Extraordinary General Meeting and voting in person. 5. You may also appoint a proxy online at www.invesco.com by using the details provided in this form 6. References to the singular include the plural where appropriate and references to the masculine include references to the feminine. 7. Entitlement to attend and vote at the EGM and the number of votes which may be cast thereat will be determined by reference to the Register of Members at 6:00 p.m. on 12 November 2007 or, in the event that the meeting is adjourned, the Register of Members at 6:00 p.m. on the day which is two days before the date of the adjourned Court Meeting. For use by the holder of the special voting share in respect to the Extraordinary General Meeting to be held at 11:45 a.m. on 14 November 2007 at 1 Finsbury Avenue, London EC2M 2PP. If you wish to attend this meeting in your capacity as a holder of the special voting share, please sign this card and on arrival hand it to the Company’s Registrars. This will facilitate entry to the meeting. Signature of Barcode: person attending Investor Code:

a FORM OF PROXY a INVESCO PLC — PINK EGM FORM OF PROXY Bar Code a a I/We being a member/members of INVESCO PLC (the Investor Code “Company”), entitled to attend and vote at the Extraordinary General Meeting of the Company, hereby appoint the Chairman of the Meeting or (see note 2) Event Code as my/our proxy to vote on my/our behalf at the Extraordinary General Meeting of the Company to be held on 14 November 2007 at 11:45 a.m. and at any adjournment thereof. I/We have indicated with a ‘X’ how I/we wish my/our votes to be cast on the special resolution (see note 3). Before Completing this form, please read the attached sheeted headed “Multiple Proxy Voting Instructions” along with the Notice of Extraordinary General Meeting of the enclosed Circular. Multiple Proxies: If you wish to appoint multiple proxies using this form, please photocopy this page indicating on each copy the name of the proxy you wish to appoint and the number of shares in respect of which the proxy is appointed. You should send all the pages to the Company’s Registrars, Capital Registrars, The Registry, 34 Beckenham Road, Beckenham, Kent BR3 4TU. You can also appoint multiple proxies by voting online as outlined above. Further details relating to the appointment of multiple proxies are set out in the attached sheet headed “Multiple Proxy Voting Instructions”.

SPECIAL RESOLUTIONS Please mark ‘X’ to indicate how you wish to vote For Against Abstain (a) to approve the Scheme; (b) to approve the associated reduction and subsequent restoration of capital in accordance with the Scheme; (c) to authorise the directors to allot relevant shares; (d) to amend the Articles of Association to deal with shares issued after the Voting Record Time (as defined in the Scheme) and at or prior to the Scheme Record Time (as defined in the Scheme) and shares issued after the Scheme Record Time; (e) to approve the cancellation of the special voting share; (f) to approve the delisting of the Company; and (g) to approve, subject to the Scheme becoming effective, the issue of bonus shares to Invesco Ltd. and the subsequent reduction of capital To assist with arrangements, if you intend attending the meeting in person please place an ‘X’ in the box opposite The “Abstain” option is to enable you to abstain in any of the specified resolutions. Please note that an abstention has no legal effect and will not be counted in the votes “For” and “Against” a resolution Signature Date (see Note 5) a a

MULTIPLE PROXY VOTING INSTRUCTIONS If you are a member of INVESCO PLC, you may appoint a proxy to attend and vote at the Court Meeting or Extraordinary General Meeting instead of you and may appoint more than one proxy to attend on the same occasion. You may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by you. The following principles shall apply in relation to the appointment of multiple proxies. (a) The Company will give effect to the intentions of members and include votes wherever and to the fullest extent possible. (b) Where a proxy does not state the number of shares to which it applies (a “blank proxy”) then, subject to the following principles where more than one proxy is appointed, that proxy is deemed to have been appointed in relation to the total number of shares registered in the name of the appointing member (the “member’s entire holding”). In the event of a conflict between a blank proxy and a proxy which does state the number of shares to which it applies (a “specific proxy”), the specific proxy shall be counted first, regardless of the time it was sent or received (on the basis that as far as possible, the conflicting forms of proxy should be judged to be in respect of different shares) and remaining shares will be apportioned to the blank proxy (pro rata if there is more than one). (c) Where there is more than one proxy appointed and the total number of shares in respect of which proxies are appointed is no greater than the member’s entire holding, it is assumed that proxies are appointed in relation to different shares, rather than that conflicting appointments have been made in relation to the same shares. That is, there is only assumed to be a conflict where the aggregate number of shares in respect of which proxies have been appointed exceeds the member’s entire holding. (d) When considering conflicting proxies, later proxies will prevail over earlier proxies, and which proxy is later will be determined on the basis of which proxy is last sent (or, if the Company is unable to determine which is last sent, last received). Proxies in the same envelope will be treated as sent and received at the same time, to minimise the number of conflicting proxies. (e) If conflicting proxies are sent or received at the same time in respect of (or deemed to be in respect of) an entire holding, none of them shall be treated as valid. (f) Where the aggregate number of shares in respect of which proxies are appointed exceeds a member’s entire holding and it is not possible to determine the order in which they were sent or received (or they were all sent or received at the same time), the number of votes attributed to each proxy will be reduced pro rata. (g) Where the application of paragraph (f) above gives rise to fractions of shares, such fractions will be rounded down. (h) If a member appoints a proxy or proxies and then decides to attend the Court Meeting or Extraordinary General Meeting in person and vote using his poll card, then the vote in person will override the proxy vote(s). If the vote in person is in respect of the member’s entire holding then all proxy votes will be disregarded. If, however, the member votes at the meeting in respect of less than the member’s entire holding, then if the member indicates on his polling card that all proxies are to be disregarded, that shall be the case; but if the member does not specifically revoke proxies, then the vote in person will be treated in the same way as if it were the last received proxy and earlier proxies will only be disregarded to the extent that to count them would result in the number of votes being cast exceeding the member’s entire holding. (i) In relation to paragraph (h) above, in the event that a member does not specifically revoke proxies, it will not be possible for the Comp any to determine the intentions of the member in this regard. However, in light of the aim to include votes wherever and to the fullest extent possible, it will be assumed that earlier proxies should continue to apply to the fullest extent possible.